EATON VANCE MUNICIPALS TRUST
FOR THE FUNDS:

- EV Classic Arizona Municipals Fund
- EV Classic Colorado Municipals Fund
- EV Classic Connecticut Municipals Fund
- EV Classic Michigan Municipals Fund
- EV Classic Minnesota Municipals Fund
- EV Classic New Jersey Municipals Fund
- EV Classic Pennsylvania Municipals Fund
- EV Classic Texas Municipals Fund

                                   [GRAPHIC]

                         SEMI-ANNUAL SHAREHOLDER REPORT
                                JANUARY 31, 1996

                                Table of Contents

ITEM                                                                 PAGE
Six-month results ................................................      2
President's letter to shareholders ...............................      3
Management Reports:
        EV Classic Arizona Municipals Fund .......................      4
        EV Classic Colorado Municipals Fund ......................      5
        EV Classic Connecticut Municipals Fund ...................      6
        EV Classic Michigan Municipals Fund ......................      7
        EV Classic Minnesota Municipals Fund .....................      8
        EV Classic New Jersey Municipals Fund ....................      9
        EV Classic Pennsylvania Municipals Fund ..................     10
        EV Classic Texas Municipals Fund .........................     11
        Financial Results ........................................     12

RESULTS FOR THE SIX MONTHS ENDING JANUARY 31, 1996


                                                                              Fund's           If your           The after-
                         Total Return        Dividends          NAV        distribution       combined         tax equivalent
                         (Six months       paid by Fund      per share       rate at       Federal & state       yield you
                        ended 1/31/96)    (During period)    at 1/31/96      1/31/96       tax rate is...     would need is...
                        --------------    ---------------    ----------    ------------    ---------------    ----------------
EV Classic ARIZONA          7.8%              $0.219           $10.02         4.39%           40.42%            7.32%
Municipals Fund

EV Classic COLORADO         7.8%              $0.221           $ 9.72         4.56%           39.20%            7.46%
Municipal Funds

EV Classic CONNECTICUT      7.3%              $0.218           $ 9.62         4.55%           38.88%            7.43%
Municipals

EV Classic MICHIGAN         8.2%              $0.211           $ 9.80         4.32%           41.44%            7.33%
Municipals Fund

EV Classic MINNESOTA        7.2%              $0.220           $ 9.74         4.54%           41.44%            7.71%
Municipals Fund

EV Classic NEW JERSEY       6.9%              $0.228           $ 9.68         4.72%           40.21%            7.87%
Municipals Fund

EV Classic PENNSYLVANIA     7.1%              $0.223           $ 9.60         4.67%           37.79%            7.49%
Municipals Fund

EV Classic TEXAS            7.2%              $0.227           $9.62          4.71%           36.00%            7.35%
Municipals

                                To Shareholders:

The municipal bond market rallied strongly throughout 1995, gaining back most of the losses of the previous year. Twice during the year, the Federal Reserve lowered short-term interest rates, further buoying the market.

Realistically, it may be difficult for the market to match last year's gains. Still, there are many reasons to be optimistic about the municipal bond market in 1996 and to believe that an investment in municipal bonds represents very good value and should be a part of a wise investor's fixed-income portfolio.

The U.S. economy continues in its favorable pattern of slow growth and low inflation, which are especially good signs for the municipal bond market. Another plus for the market is the fact that if the Fed decides to make further moves during 1996, it is more likely to lower rates than raise them. *

During 1995 the municipal market underperformed the taxable market because of concern about the possible passage of major tax reform legislation. Such concerns are likely to persist this year, but we at Eaton Vance continue to believe there is little chance that significant tax reform legislation, in the form of a flat tax or value-added tax, will be enacted during the year.

While flat tax and other reform proposals will be debated, especially during the Presidential campaigns, they are so controversial and sweeping that we believe the process needed to secure agreement and subsequent passage of a plan is years away.

At the same time, the Presidential campaigns will provide significant impetus to proposals that should prove favorable to the bond market. There is no doubt that the campaigns will focus attention on proposals to balance the budget and to reduce the nation's structural deficit by cutting expenses. Any positive results in these areas are likely to provide additional impetus to the bond market.

These factors have combined to produce a significant opportunity for municipal bond investors. To the extent that fears about tax reform depress prices, investors can enter the market at a discount. To the extent that budget reform measures improve the economy, investors may be expected to reap the rewards through a strengthening bond market.

As always, achieving investment rewards depends on an investor's willingness to adopt a long-term investment horizon. That's why we at Eaton Vance believe patience is a key to successful investing.


                                        Sincerely,

[photo of Thomas J. Fetter]
                                        /s/ Thomas J. Fetter
                                        -----------------------------
                                        Thomas J. Fetter
                                        President
                                        March 20, 1996

* A portion of the Portfolio's income may be subject to Federal alternative minimum tax.

                       EV Classic Arizona Municipals Fund

Arizona's economy has mirrored that of the U.S. in the past year. While the rate of expansion has moderated, the state's economy continues to post respectable, non-inflationary growth, with unemployment remaining below the national average. Arizona has enjoyed employment gains in recent months, with total employment growing at a 4% annual rate in the final quarter of 1995. The Phoenix-Mesa area continued to generate the strongest growth in the state. For the full year, Arizona posted 5% job growth, slower than the robust 6.8% pace set in 1994, but strong enough to rank the state third in the nation. More than one-half of the new jobs were created in the services sector. However, economically-sensitive cyclical industries were under pressure, exemplified by a slower retail sales environment and a decline in commercial and residential contruction.

Arizona's population growth, which has fueled much of the state's recent expansion, is expected to decline in coming years. But Arizona appears well-positioned for the future, with an economy that is increasingly diversified from its traditional mainstays of mining and agriculture. Having cut taxes, the state could face a series of challenges if the national economy slows dramatically in the coming year. However, Arizona's conservative financial practices, as exemplified by the cost cuts of recent years and the state's solid general fund balance should provide the comfort margin to keep the state on firm financial footing.

PORTFOLIO OVERVIEW

Based on market value as of January 31, 1996

[GRAPHIC]

          Number of issues...........................  83
          Average quality............................  Aa-
          Investment grade...........................  92.3%
          Effective maturity.........................  12.05 yrs.

Largest sectors:

   Utilities...............................  19.7%
   Insured hospitals.......................  13.2*
   General obligations.....................   9.1
   Insured general obligations.............   9.0*
   Water & sewer...........................   7.0

* Private insurance does not remove the market risk associated with this investment.

[photo of Cynthia J. Clemson]

"With the economy slowing in recent months - GDP registered growth of only 0.9% in the fourth quarter - I've pursued a barbell approach within the Portfolio. At one end of the barbell are premium bonds, which increase the income to the Portfolio while providing some defensive characteristics in the event of a rate reversal. At the other end of the spectrum are low coupon bonds, which are more sensitive to interest rate movements and should increase the potential for capital appreciation if rates decline further.

"I've continued to avoid current coupon bonds, which typically have limited upside potential. Given the continued limited supply of Arizona bonds, I've added some non-rated bonds to the Portfolio. Non-rated issues often provide good opportunities in terms of income and as strong credits. I've also focused on improving the Portfolio's call protection, an increasingly important criterion in today's market."

                                          Cynthia J. Clemson - Portfolio Manager

YOUR INVESTMENT AT WORK:

Glendale, AZ Industrial Development Authority           [GRAPHIC]
Thunderbird Graduate School


The American Graduate School of International Management ("Thunderbird"), located in Glendale, northwest of Phoenix, is the world's oldest school dedicated to the training of graduate students for international careers. The school, which offers instruction in ten foreign languages as part of its curriculum, enjoys a strong reputation overseas. Approximately 28% of its student body and 20% of its faculty come from outside the U.S. A portion of the proceeds of this bond, issued in 1994, was used to finance the renovation of existing office space and the construction of a new dormitory and dining facility. The remaining portion was used to refund a previous bond issue. The bonds, non-rated by Moody's and rated AAA by S&P, have an attractive coupon of 7.125% and are an example of the Portfolio's increasing efforts to seek opportunities in smaller, less widely followed issues.

                       EV Classic Colorado Municipals Fund

Colorado's economy managed to outperform the national economy again in 1995. The state's unemployment rate has consistently remained below national averages. The expansion in Colorado has accelerated, in part due to rapid growth in population, which has risen more than 12% since 1990. Net migration to the state has been positive in each of the past six years, reversing the outflow of residents that characterized the energy-related downturn of the late 1980s. In 1995, 50,000 people moved into the state, which helped fuel a strong housing market. The housing boom has added to construction employment, helping to offset losses suffered since the completion of the massive Denver Airport project. Personal income for Colorado rose 6.6% in 1995, significantly higher than the national income levels.

Colorado's finances remain strong. The state has enjoyed solid revenue increases over the past several years, paced by strong income tax and sales tax growth. While revenues will likely fall short of those levels in coming years, they are nonetheless expected to grow at a respectable 5%-to-6% pace. Meanwhile, the state continues to benefit from its strict adherence to a 6% spending cap. It appears that revenue growth in 1996 should, therefore, be more than sufficient to offset increases in appropriated expenditures for education and health care programs, and to maintain reserves at a comfortable level.



PORTFOLIO OVERVIEW

Based on market value as of January 31, 1996

[GRAPHIC]

          Number of issues..........................    43
          Average quality...........................    Aa-
          Investment grade..........................    99.0%
          Effective maturity........................    13.98 yrs.

Largest sectors:

   Insured general obligations............    13.8%*
   Insured hospitals......................    13.8*
   Housing................................    13.3
   Hospitals..............................    12.3
   General obligations....................     9.3

* Private insurance does not remove the market risk associated with this investment.

[photo of David C. Reilly]

"I've essentially followed a dual approach to the market in recent months. First, I've attempted to improve the structure of the Portfolio by increasing call protection. The spate of supply that entered the market in 1993 now has call protection of only seven years, which tends to constrain performance in market rallies. I've focused on trading out of those issues in favor of bonds with nine-to-ten year calls. This is a long-term process, but will fundamentally improve the Fund's performance characteristics in the long run.

"My second major focus is on relative value. I've taken advantage of periods of market strength to acquire selected current coupon bonds for the purpose of adding incrementally to the Fund's yield. The Fund's relatively long duration has been a major advantage in that respect. I've been able to trade some discount issues in favor of current coupons without significantly sacrificing the Fund's upside potential in the event the market rallies at some point."

                       David C. Reilly - Portfolio Manager

YOUR INVESTMENT AT WORK

City and County                                    [GRAPHIC]
of Denver, CO
Colorado Airport System

These bonds were issued by the City and County in 1994 to partially finance the construction of the new Denver International Airport (DIA). While initially plagued by delays due to problems with its automated baggage handling system, the facility is now fully operational. Denver has become an increasingly busy air travel market, ranking sixth in the U.S. in recent years. The bonds are rated Baa/BBB by Moody's and S&P, respectively, and are secured by a pledge of net revenues from the airport system. United Airlines, the nation's largest airline and the new airport's major carrier, has indicated plans to increase its daily departures from DIA. As traffic increases in coming years, credit quality should improve. The bonds are a good example of the Portfolio's research-driven investments in large infrastructure projects.

                     EV Classic Connecticut Municipals Fund

Connecticut has not yet fully recovered from the last recession and, accordingly, continues to experience economic duress in several of its key economic sectors. Employment growth remains moderate and is not expected to reach pre-recession levels until the end of the decade, according to Standard & Poor's. Construction activity and the trade and service sectors have generated some job growth, but the state's manufacturing sector continues to decline. Connecticut's defense industry, which ranked sixth in the nation in defense contracts in 1989, declined to twelfth place in 1995. Finally, the insurance sector, long an important segment in the state's financial industry, experienced further downsizing. The industry restructured to meet the challenges of increasing competition and the likely prospect of health care reforms in coming years. Tourism remains an area of growth. Southeastern Connecticut maintains good momentum due to increased tourism and a jump in the number of visitors to Foxwoods Casino.

Despite its slow recovery, Connecticut enjoys very high wealth levels and maintains generally satisfactory financial results. In the state's 1996-97 biennial budget, the administration and legislature are attempting to control the costs of social services, which have risen sharply in recent years. The budget provides structural changes that should lead to long-term savings. Meanwhile, while ongoing budgetary pressures remain, fiscal 1996 revenues should receive a boost from the recent tax amnesty on income, sales, and corporate taxes.



PORTFOLIO OVERVIEW

        Based on market value as of January 31, 1996

[GRAPHIC]

        Number of issues............................     98
        Average quality.............................     AA-
        Investment grade............................     99.5%
        Effective maturity..........................     21.4 yrs.

Largest sectors:

   Healthcare (non-hospital)................     12.3%
   Insured hospitals........................     11.2*
   Housing..................................     10.5
   Education................................      9.1
   Solid waste..............................      8.1

* Private insurance does not remove the market risk associated with this investment.


[photo of Nicole Anderes]

"Recent trades in this Portfolio have focused on adding value by capitalizing on our excellent, in-house research capabilities. Devoting ourselves to in-depth credit reviews, we have been able to invest in higher-yielding securities without compromising our strict credit standards.

"Adding value through special situation offerings is time-intensive and, upon close scrutiny, many situations fail to meet our criteria. However, one of the hallmarks of professional management is providing shareholders the benefit of more sophisticated opportunities than the generic insured municipal market may offer. Such research-driven investments have been a special focus of our strategy in recent months."

                       Nicole Anderes - Portfolio Manager

YOUR INVESTMENT AT WORK

Connecticut Higher
Education Facilities Authority          [GRAPHIC]
Bridgeport Hospital

The Connecticut Higher Education Facilities Authority issued these bonds for Bridgeport Hospital. Despite the guarantee of a second tier insurer, these bonds have modestly outperformed the market since their issuance in early December, 1995. Initially priced at a 45 basis point premium to the high-grade market, the bonds recently have commanded bids in the secondary market at only a 35 basis point premium. When investing in issues insured by second tier insurers, we typically review the underlying credit as if the bonds were not insured. After a comprehensive review, we felt comfortable with the Hospital's own credit, given its dominant presence in the City, its pending affiliation with Yale-New Haven Hospital, its recent profitability, and its strong foundation-based financial support.

                       EV Classic Michigan Municipals Fund

After benefiting from a strong recovery in the auto and durable goods industries in 1994, which fueled the state's large manufacturing sector, the Michigan economy slowed somewhat in 1995. Nonetheless, the state's job growth exceeded that of the nation in 1995. Michigan's unemployment rate, which last year fell below the national average for the first time since 1966, was 5.3% at year-end. The manufacturing boom was accompanied by a surge in service jobs, including such areas as finance and outsourcing, which helped to boost total employment. While Michigan has enjoyed a strong resurgence, the state remains heavily reliant on national economic trends and, naturally, recent anecdotal signs of weakness at the national level are troubling.

On the fiscal front, 1994-95 marked the third consecutive year of stronger-than-expected revenue growth, resulting in sizable balances for both the General Fund and School Aid Fund, and leaving the state in a very positive financial position. A slower economy will likely mean lower revenue growth in 1996, although the state's financial condition should remain sound due to budgetary restraints and cost-containment measures enacted in 1991. The state has managed to replenish its financial reserves to the highest level in state history. That should provide Michigan with an extra measure of safety and stability as it faces significantly higher costs for education in coming years.



PORTFOLIO OVERVIEW

           Based on market value as of January 31, 1996

[GRAPHIC]  Number of issues............................     98
           Average quality.............................     AA-
           Investment grade............................     96.9%
           Effective maturity..........................     14.55 yrs.

Largest sectors:

   Insured general obligations..............     14.2%*
   Hospitals................................     13.5
   Insured hospitals........................     10.1*
   Industrial develop./pollution control....      9.3
   Insured water & sewer....................      8.9*

* Private insurance does not remove the market risk associated with this investment.

[photo of Timothy T. Browse]

"With a stronger climate for bonds, the Portfolio has become more constructive in its approach. Increasingly, I have pursued a "barbell" strategy that emphasizes high income on one hand, and increased upside potential on the other. Accordingly, I have avoided the current-coupon segment of the market, which is not likely to perform as strongly as the discount sector in a market rally.

"Another aspect of our strategy has been to add to the Portfolio's liquidity. Consistent with that strategy, insured bonds rank prominently among the Portfolio's largest weightings. Finally, our long-held practice of maintaining good call protection has served the Portfolio well in recent months. Due to a scarcity of bonds with attractive call provisions, the market is rewarding bonds with good call protection, while punishing issues with less favorable call features. Accordingly, we have tried to further improve our call protection.

                     Timothy T. Browse - Portfolio Manager

YOUR INVESTMENT AT WORK

Ferris State University
General Revenue and             [GRAPHIC]
Refunding Bonds


This bond was issued in 1995 as an obligation of Ferris State University, founded in 1884 and located in Big Rapids, Michigan. A portion of the proceeds was used to refund a previous Ferris State issue, while another portion financed the costs of capital improvements on the school's campus. The previous bonds financed the construction costs of renovations to several dormitory and dining facilities as well as improvements to classrooms and faculty office space. The bond is backed by a pledge of the school's general revenues, including tuition payments, instructional fees, student activity fees, and revenues from dining and housing facilities. The bonds are insured by MBIA, one of the nation's largest municipal bond insurers. With a coupon of 5.25%, the bond is rated Aaa by Moody's and AAA by Standard & Poor's, and is an example of the Portfolio's recent efforts to seek value in well-regarded, smaller credits.

                      EV Classic Minnesota Municipals Fund

Minnesota's economy made further progress in 1995, as the labor market remained tight, farm income and spending improved, and metal mining and tourism remained strong. The state's computer and technology sectors are providing strong job growth. In the farm sector, there is continued optimism, as land prices rose about 3% in the past year, helped by declining interest rates. Crop prices remained in an uptrend, which in turn encouraged further spending on farm equipment. Activity in the natural resources area has been fairly strong, with iron and copper mines operating at high capacity. An exception to the strong climate for natural resources was paper and forest products. A slower national economy caused weaker demand for paper and sent prices lower for the first time in two years. The slump in construction caused some large lumber mills to temporarily close facilities.

As a result of the weaker economic environment, Minnesota's 1996-97 budget projects a slowing of revenue growth. Expenditures are slated to grow by 8% over the previous budget, a manageable increase given the level of growth in the state's economy. The increases generally reflect higher costs for health services, public safety, and debt service. The state continues to maintain a moderate debt burden, a deep and increasingly diversified economic base. Minnesota remains in sound financial condition for the year ahead.



PORTFOLIO OVERVIEW

          Based on market value as of January 31, 1996

[GRAPHIC]  Number of issues............................   70
           Average quality.............................   Aa
           Investment grade............................   98.8%
           Effective maturity..........................   10.88 yrs.

Largest sectors:

   Housing..................................   19.2%
   Insured hospitals........................   19.2*
   Industrial develop./pollution control....    8.3
   Hospitals................................    7.3
   Escrowed.................................    6.1

* Private insurance does not remove the market risk associated with this investment.

[photo of David C. Reilly]

"I've essentially followed a dual approach to the market in recent months. First, I've attempted to improve the structure of the Portfolio by increasing call protection. The spate of supply that entered the market in 1993 now has call protection of only around seven years, which tends to constrain performance in market rallies. I've focused on trading out of those issues in favor of bonds with nine-to-ten year calls. This is a long-term process, but will fundamentally improve the Fund's performance characteristics in the long run.

"My second major focus is on relative value. I've taken advantage of periods of market strength to acquire selective current coupon bonds for the purpose of adding incrementally to the Fund's yield. The Fund's relatively long duration has been a major advantage in that respect. I've been able to trade some discount issues in favor of current coupons without significantly sacrificing the Fund's upside potential in the event the market rallies at some point."

                      David C. Reilly - Portfolio Manager

YOUR INVESTMENT AT WORK

Seaway Port Authority
of Duluth, MN                   [GRAPHIC]
Cargill, Inc.


These bonds were issued by the Seaway Port Authority in 1992 to refund a previous issue from 1982. The proceeds of the original issue were used to finance the construction of solid waste disposal facilities at Cargill, Inc.'s headquarters in Duluth. Cargill, Inc. is one of the largest privately-held companies in the world, and a major employer in the Duluth area. The company is primarily engaged in the processing and sale of agricultural and industrial commodities. Its product list includes a wide array of food products, such as corn, oilseed, cocoa, sugar, flour and rice, as well as industrial commodities such as steel and ferrous metals. Cargill employs more than 70,000 people in 66 countries and posted revenues in excess of $50 billion in fiscal year 1995. While refunding bonds that financed a project widely viewed as critical for the environment, the 1992 bonds provide the Portfolio an attractive 6.8% coupon.

                      EV Classic New Jersey Municipals Fund

New Jersey registered mediocre economic growth in 1995, especially when compared to the robust gains of the previous year. Sluggish consumer spending, a lackluster real estate market, and weak demand in the manufacturing sector combined to dampen the economy. Despite a significant decline in interest rates, home construction showed little sign of rebounding, with only about 23,000 new housing units authorized in 1995, the lowest number since 1992. Weakness was especially evident in manufacturing, financial services, and utilities. Fortunately, job losses in those sectors were offset by additions among retail trade, business services, and healthcare providers. Overall employment gains totalled over 40,000 in 1995, well short of the 71,000 increase in 1994, but enough to push the state unemployment rate below 6% at year-end.

New Jersey has felt the impact of income tax cuts - 30% over two years - that threatens revenues and pushes many expenditures to the local level. While the state budgets have been generally successful, tighter budgets have left little margin for error. Sales tax and operating revenues have remained soft, while social expenditures such as welfare, health care and public safety have continued to post increases. To ease these budgetary pressures, the administration and legislature have targeted certain areas for savings, including the possibility of outsourcing selected human services.



PORTFOLIO OVERVIEW

                           Based on market value as of January 31, 1996

                           Number of issues..................  125
  [GRAPHIC]                Average quality...................  A
                           Investment grade..................  86.3%
                           Effective maturity................  11.3 yrs.

Largest sectors:

  General obligations.......................  13.5%
   Transportation...........................  12.0
   Industrial develop./pollution control....   8.3
   Hospitals................................   7.4
   Solid waste..............................   6.9

[photo of Robert B. MacIntosh]

"The market for New Jersey municipal bonds continues to feature strong demand, with little new issuance coming to market. I focused the Portfolio's investments increasingly on utilities - electric, gas, water and sewer. Another large weighting for the Portfolio was the Port Authority of New York and New Jersey, a strong credit backed by user fees from a diverse range of services.

"Because of the impact of income tax cuts on the state and localities, I generally pared back general obligations and lease bonds. I also cut back on selected solid waste bonds that may soon face a cash flow crisis. The failure of the courts to uphold flow control provisions could mean that some of these facilities may soon be hard-pressed to meet interest payments. Finally, improving call protection continued to be an important theme for the Portfolio. As bonds are called investors typically must reinvest at less attractive yields. Maintaining a good average call protection helps avoid an untimely interruption of income."

                    Robert B. MacIntosh - Portfolio Manager

YOUR INVESTMENT AT WORK

New Jersey Health Care
Facilities Financing Authority            [GRAPHIC]
Deborah Heart & Lung Center


Deborah Heart and Lung Center owns and operates a 155-bed acute care hospital in Browns Mills, New Jersey offering pulmonary and cardiac care. The facility has been a pioneer in performing outpatient catheterizations within the state, and currently performs more open heart procedures than any other New Jersey hospital. The Institute maintains teaching affiliations with the University of Medicine and Dentistry of New Jersey and is widely-known for its intensive research efforts.

The proceeds of these revenue bonds were used to finance the construction of additions to the Center's hospital facilities, to purchase equipment related to the project, and to refund a previous 1978 issue of the Institute. Carrying an attractive 6.3% coupon, the bonds represent recent efforts of the Portfolio to seek opportunities in smaller, lower-rated, investment grade issues.

                    EV Classic Pennsylvania Municipals Fund

Pennsylvania's economy advanced unevenly in 1995, with unemployment hovering well above the national level. The commonwealth continued to lose manufacturing jobs while gaining in the service sectors. According to the Bureau of Labor and Industry, manufacturing shed 14,000 jobs during the year while the various service sectors added 19,500. Pennsylvania manufacturing continues to suffer from the commonwealth's reputation as a high cost region. The area's defense industry was dealt numerous setbacks, with the Pentagon's closure of the Philadelphia Naval Shipyard as well as the job cuts resulting from the Lockheed-Martin merger. Meanwhile, technology and services, led by health care and finance, were responsible for creating the majority of new jobs. Interestingly, while growth in the major metropolitan areas of Pittsburgh and Philadelphia lagged the nation, lower-cost regions, such as central Pennsylvania, matched the growth of the industrial states.

Despite being caught in a changing global economy and facing rising costs attributed to health care and public safety, Pennsylvania has maintained relatively stable finances. The commonwealth has benefited from sound fiscal management and conservative financial practices. Moreover, Pennsylvania maintains a moderate debt burden, which, together with budgetary controls, will help weather challenges if the economy weakens in the coming year.



PORTFOLIO OVERVIEW

Based on market value as of January 31, 1996

                         Number of issues.....................    129
[GRAPHIC]                Average quality......................    Aa-
                         Investment grade.....................    95.9%
                         Effective maturity...................    10.5 yrs.

Largest sectors:

   Hospitals................................    18.8%
   Industrial development...................     9.5
   Insured hospitals........................     8.7*
   Housing..................................     7.2
   Escrowed.................................     6.3

* Private insurance does not remove the market risk associated with this investment.

[photo of Timothy T. Browse]

"Given the signs of a slowing economy and a generally positive interest rate outlook, I've adopted a "barbell" approach within the Portfolio. That has meant a dual focus: first, on high-coupon issues that will provide the Portfolio a continuing source of relatively high income; and second, on low-coupon bonds, which increase the Portfolio's potential for capital appreciation in the event of a decline in interest rates.

"In addition, I've increased the Portfolio's diversification by reducing our holdings in housing bonds in favor of hospital issues, which represent one of our major research strengths at Eaton Vance. Finally, I've redoubled our efforts to improve the Portfolio's call protection. Because of a scarcity of bonds with attractive call provisions, the market is increasingly rewarding bonds with good call protection, while punishing those issues with less favorable call features. We have always been very attentive to call protection and that has especially worked to our advantage in recent months."

                      Timothy T. Browse - Portfolio Manager

YOUR INVESTMENT AT WORK

Cumberland County, PA
Municipal Authority                    [GRAPHIC]
Messiah College Project


These revenue bonds were issued in 1995 to finance the acquisition of property and construction costs of renovations to several facilities of Messiah College, a well-regarded institution founded in 1909 and located in Grantham, PA. Those projects included additions to the College's Miller/Hess and Bittner/Sollenberger dormitories, as well as renovations to the school's Kline Hall of Science building. Interest payments on the bond are secured by a lien on college tuition payments. Payments of principal and interest are guaranteed by insurance issued by AMBAC, one of the nation's largest municipal bond insurance companies. The 5.125% Messiah College issue is a good example of one end of the Portfolio's recent "barbell" strategy: a high quality, low coupon issue that provides the Portfolio with ample upside potential in the event of a further rate decline.

                        EV Classic Texas Municipals Fund

The Texas economy continues to benefit from favorable long-term factors, including an increasingly diverse economy, which should continue to register strong growth throughout the coming year. The state's economy outpaced the national economy again in 1995, the sixth consecutive year of outperformance. Diversification has led the state away from its long-time reliance on the energy sector. Moreover, employment gains in technology, trade, services and finance have helped give the Texas economy a profile that more and more resembles the national economy. In the past year, Texas has added about 300,000 new non-farm jobs in 1995, according to the Texas Employment Commission, ranking the state seventh in the nation. One of the strongest sectors during 1995 was construction. A surge in home building was fueled in part by the large migration to Texas from other parts of the country.

Importantly, job growth has contributed to rising in-state resident income, as per capita income growth continues to grow faster than the national average. The state's financial performance remains sound, with debt remaining at a historically low level. The state continues to benefit from its conservative fiscal policies, which have emphasized strong fund balances. While Texas, like other states, is likely to face rising social costs, the Lone Star State's finances remain in sound condition.



PORTFOLIO OVERVIEW

        Based on market value as of January 31, 1996

[GRAPHIC]

   Number of issues............................   57
   Average quality.............................   A+
   Investment grade............................   95.0%
   Effective maturity..........................   12.9 yrs.

Largest sectors:

   General obligations......................   17.2%
   Insured electric utilities...............   15.5*
   Hospitals................................   13.6
   Insured hospitals........................   10.3*
   Insured transportation...................    8.2*

* Private insurance does not remove the market risk associated with this investment.

[photo of Nicole Anderes]

"Given the large Texas municipal market, there has historically been ample opportunity to select the coupon and maturity structures that we prefer. Consequently, the Portfolio is well-positioned in this market, with a good mix of defensive, high coupon bonds as well as performance-oriented discount and zero coupon bonds.

"Recently, the secondary market's strong bid for discount coupon bonds created a good selling opportunity for those issues. The availability of attractively-priced new issues allowed us to replace the discount issues we sold with similarly structured bonds. As a result, the Fund was able to add incrementally to the Fund's yield. The Harris Methodist Health System issue (profiled in the column to the right) is an example of one of the higher yielding issues the Portfolio was able to acquire using this strategy."

                       Nicole Anderes - Portfolio Manager

YOUR INVESTMENT AT WORK

Tarrant County, TX                      [GRAPHIC]
Methodist Health System


Tarrant County Health Facilities Corporation recently came to market with a new issue for the Harris Methodist Health System. The bonds are insured by AMBAC, one of the nation's major municipal bond insurers, and have garnered triple-A ratings from Moody's and Standard & Poor's. Because the underlying hospital system had recently been downgraded by Moody's from A1 to A, the yields on the new issue were very attractive for insured bonds. When the deal was priced, the 5.55% yield on the 2012 maturity was priced 50 basis points above similar maturity high grade bonds. Since then, the bonds have outperformed the market. Recent bids have reflected a narrower spread of around 30 basis points over the high grade scale. Despite recent downgrades, the underlying hospital system maintains a strong and stable presence in its market and continues to turn in decent operating results.

                                    -------

                          EV Classic Municipals Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          January 31, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                              CLASSIC         CLASSIC        CLASSIC       CLASSIC
                                                              ARIZONA         COLORADO     CONNECTICUT     MICHIGAN
                                                                FUND            FUND          FUND           FUND
                                                             ----------      ----------    -----------    ----------
ASSETS:
  Investments --
     Identified cost                                         $2,136,490      $1,837,519    $4,780,283     $3,571,567
     Unrealized appreciation                                    128,008         131,565       234,101        152,505
                                                             ----------      ----------    ----------     ----------
  Total investment in Portfolio, at value (Note 1A)          $2,264,498      $1,969,084    $5,014,384     $3,724,072
  Receivable for Fund shares sold                                --             500,000        --             --
  Receivable from the Administrator (Note 4)                     13,419           8,793        15,348         14,766
  Other assets                                                      565          --            --             --
  Deferred organization expenses (Note 1D)                        5,919           5,008         6,506          6,247
                                                             ----------      ----------    ----------     ----------
       Total assets                                          $2,284,401      $2,482,885    $5,036,238     $3,745,085
                                                             ----------      ----------    ----------     ----------
LIABILITIES:
  Dividends payable                                          $    2,469      $    2,159    $    5,628     $    3,983
  Payable for Fund shares redeemed                               --               3,139         7,661        458,297
  Accrued expenses                                                3,299           1,597         4,457          3,039
                                                             ----------      ----------    ----------     ----------
       Total liabilities                                     $    5,768      $    6,895    $   17,746     $  465,319
                                                             ----------      ----------    ----------     ----------
NET ASSETS                                                   $2,278,633      $2,475,990    $5,018,492     $3,279,766
                                                             ==========      ==========    ==========     ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                            $2,275,093      $2,494,856    $4,914,250     $3,433,874
  Accumulated net realized loss on investment and financial
     futures transactions (computed on the basis of
     identified cost)                                          (131,148)       (153,797)     (126,815 )     (318,028)
  Accumulated undistributed (distributions in excess of)
     net investment income                                        6,680           3,366        (3,044 )       11,415
  Unrealized appreciation of investments and financial
     futures contracts from Portfolio (computed on the
     basis of identified cost)                                  128,008         131,565       234,101        152,505
                                                             ----------      ----------    ----------     ----------
       Total                                                 $2,278,633      $2,475,990    $5,018,492     $3,279,766
                                                             ==========      ==========    ==========     ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                       227,474         254,659       521,869        334,675
                                                             ==========      ==========    ==========     ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE (NOTE 6) (net assets divided by shares
  of beneficial interest outstanding)                            $10.02           $9.72         $9.62          $9.80
                                                                 ======           =====        ======          =====

                       See notes to financial statements

                                    -------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          January 31, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                               CLASSIC       CLASSIC        CLASSIC       CLASSIC
                                                              MINNESOTA     NEW JERSEY    PENNSYLVANIA     TEXAS
                                                                 FUND          FUND           FUND          FUND
                                                              ----------    ----------    ------------    --------
ASSETS:
  Investments --
     Identified cost                                          $1,755,255    $2,884,367      $2,952,263     $522,932
     Unrealized appreciation (depreciation)                      226,990       121,327         (33,234)     (10,006)
                                                              ----------    ----------      ----------     --------
  Total investment in Portfolio, at value (Note 1A)           $1,982,245    $3,005,694      $2,919,029     $512,926
  Receivable for Fund shares sold                                123,000        50,005          50,000        --
  Receivable from the Administrator (Note 4)                      10,857        12,452          13,507       11,022
  Deferred organization expenses (Note 1D)                         7,717         8,557           7,546        8,154
                                                              ----------    ----------      ----------     --------
       Total assets                                           $2,123,819    $3,076,708      $2,990,082     $532,102
                                                              ----------    ----------      ----------     --------
LIABILITIES:
  Dividends payable                                           $    2,229     $   3,516      $    3,384     $    635
  Payable for Fund shares redeemed                                --            17,959          --          178,321
  Accrued expenses                                                 1,872         2,221           3,843        2,703
                                                              ----------    ----------      ----------     --------
       Total liabilities                                      $    4,101     $  23,696      $    7,227     $181,659
                                                              ----------    ----------      ----------     --------
NET ASSETS                                                    $2,119,718    $3,053,012      $2,982,855     $350,443
                                                              ==========    ==========      ==========     ========
SOURCES OF NET ASSETS:
  Paid-in capital                                             $2,186,598    $3,101,392      $3,275,839     $420,691
  Accumulated net realized loss on investment and financial
     futures transactions (computed on the basis of
     identified cost)                                           (305,108)    (173,369)        (267,928)     (59,071)
  Accumulated undistributed (distributions in excess of)
     net investment income                                        11,238         3,662           8,178       (1,171)
  Unrealized appreciation (depreciation) of investments and
     financial futures contracts from Portfolio (computed on
     the basis of identified cost)                               226,990       121,327         (33,234)     (10,006)
                                                              ----------    ----------      ----------     --------
       Total                                                  $2,119,718    $3,053,012      $2,982,855     $350,443
                                                              ==========    ==========      ==========     ========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                        217,537       315,537         310,697       36,415
                                                              ==========    ==========      ==========     ========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE (NOTE 6) (net assets divided by shares of
  beneficial interest outstanding)                                 $9.74         $9.68           $9.60        $9.62
                                                                  ======        ======          ======        =====

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                 Six Months Ended January 31, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                                CLASSIC       CLASSIC       CLASSIC      CLASSIC
                                                                ARIZONA       COLORADO    CONNECTICUT    MICHIGAN
                                                                  FUND          FUND         FUND          FUND
                                                                --------      --------    -----------    --------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                      $ 72,919      $55,929      $ 140,486     $125,467
  Expenses allocated from Portfolio                               (6,388)      (3,781 )      (12,259)    (11,200 )
                                                                --------      --------      --------     --------
     Net investment income from Portfolio                       $ 66,531      $52,148      $ 128,227     $114,267
                                                                --------      --------      --------     --------
  Expenses --
     Distribution costs (Note 5)                                $ 11,721      $ 8,890      $  22,671     $19,901
     Custodian fees (Note 4)                                       1,500        1,999          3,207       1,354
     Registration costs                                            --           --            --           1,243
     Legal and accounting services                                 5,110        4,425          6,364       6,611
     Transfer and dividend disbursing agent fees                     720          607          1,812       1,685
     Amortization of organization expenses (Note 1D)               1,040          898          1,152       1,113
     Printing and postage                                          5,084        2,632          1,716       4,944
     Miscellaneous                                                   748          581          1,736       1,336
                                                                --------      --------      --------     --------
       Total expenses                                           $ 25,923      $20,032      $  38,658     $38,187
  Deduct --
       Preliminary allocation of expenses to the Administrator
          (Note 4)                                                13,419        8,793         15,348      14,766
                                                                --------      --------      --------     --------
          Net expenses                                          $ 12,504      $11,239      $  23,310     $23,421
                                                                --------      --------      --------     --------
            Net investment income                               $ 54,027      $40,909      $ 104,917     $90,846
                                                                --------      --------      --------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost basis)            $ 12,308      $ 7,363      $  12,212     $41,936
     Financial futures contracts                                  (2,986)      (3,932 )      (20,081)     (5,469 )
                                                                --------      --------      --------     --------
       Net realized gain (loss) on investments                  $  9,322      $ 3,431      $  (7,869)    $36,467
     Change in unrealized appreciation of investments and
       financial futures contracts                               119,562       93,015        235,581     198,258
                                                                --------      --------      --------     --------
          Net realized and unrealized gain                      $128,884      $96,446      $ 227,712     $234,725
                                                                --------      --------      --------     --------
            Net increase in net assets from operations          $182,911      $137,355     $ 332,629     $325,571
                                                                ========      ========      ========     ========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                 Six Months Ended January 31, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                                CLASSIC      CLASSIC        CLASSIC       CLASSIC
                                                               MINNESOTA    NEW JERSEY    PENNSYLVANIA     TEXAS
                                                                 FUND          FUND           FUND         FUND
                                                               ---------    ----------    ------------    -------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                     $107,215      $103,416       $ 88,822      $14,626
  Expenses allocated from Portfolio                              (8,715 )      (8,542)        (6,976)        (706)
                                                               --------      --------       --------      -------
     Net investment income from Portfolio                      $ 98,500      $ 94,874       $ 81,846      $13,920
                                                               --------      --------       --------      -------
  Expenses --
     Distribution costs (Note 5)                               $ 16,590      $ 15,715       $ 13,521      $ 2,437
     Custodian fees (Note 4)                                      2,000         1,946          1,500        1,444
     Legal and accounting services                                3,378         4,764          4,611        2,848
     Transfer and dividend disbursing agent fees                  1,211         1,177          1,195          190
     Amortization of organization expenses (Note 1D)              1,380         1,524          1,352        1,433
     Printing and postage                                         3,345         3,502          5,401        4,404
     Miscellaneous                                                  719           609            447        1,001
                                                               --------      --------       --------      -------
       Total expenses                                          $ 28,623      $ 29,237       $ 28,027      $13,757
                                                               --------      --------       --------      -------
  Deduct --
       Preliminary allocation of expenses to the
          Administrator (Note 4)                               $ 10,857      $ 12,452       $ 13,507      $11,022
       Reduction of Custodian fee (Note 4)                        --           --              1,000        --
                                                               --------      --------       --------      -------
       Total                                                   $ 10,857      $ 12,452       $ 14,507      $11,022
                                                               --------      --------       --------      -------
          Net expenses                                         $ 17,766      $ 16,785       $ 13,520      $ 2,735
                                                               --------      --------       --------      -------
            Net investment income                              $ 80,734      $ 78,089       $ 68,326      $11,185
                                                               --------      --------       --------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost basis)           $ 25,829      $ 15,430       $ 13,364      $ 2,615
     Financial futures contracts                                 (9,812 )      (6,348)           194         (468)
                                                               --------      --------       --------      -------
       Net realized gain on investments                        $ 16,017      $  9,082       $ 13,558      $ 2,147
     Change in unrealized appreciation of investments and
       financial futures contracts                              166,893       132,770        110,774       21,783
                                                               --------      --------       --------      -------
          Net realized and unrealized gain                     $182,910      $141,852       $124,332      $23,930
                                                               --------      --------       --------      -------
            Net increase in net assets from operations         $263,644      $219,941       $192,658      $35,115
                                                               ========      ========       ========      =======

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                 Six Months Ended January 31, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                              CLASSIC         CLASSIC        CLASSIC        CLASSIC
                                                              ARIZONA         COLORADO     CONNECTICUT     MICHIGAN
                                                                FUND            FUND          FUND           FUND
                                                             ----------      ----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                   $   54,027      $   40,909    $  104,917     $    90,846
     Net realized gain (loss) on investments                      9,322           3,431        (7,869 )        36,467
     Change in unrealized appreciation of investments           119,562          93,015       235,581         198,258
                                                             -----------     -----------   ----------     -----------
       Net increase in net assets from operations            $  182,911      $  137,355    $  332,629     $   325,571
                                                             -----------     -----------   ----------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                              $  (54,027)     $  (40,909)   $ (104,917 )   $   (90,846)
     In excess of net investment income                          (1,725)         (2,849)       (6,142 )        (2,896)
                                                             -----------     -----------   ----------     -----------
       Total distributions to shareholders                   $  (55,752)     $  (43,758)   $ (111,059 )   $   (93,742)
                                                             -----------     -----------   ----------     -----------
  Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sales of shares                           $   67,564      $  682,836    $  506,199     $   179,286
     Net asset value of shares issued to shareholders in
       payment of distributions declared                         35,181          33,977        88,814          69,935
     Cost of shares redeemed                                   (416,481)       (305,527)     (411,751 )    (1,676,710)
                                                             -----------     -----------   ----------     -----------
       Increase (decrease) in net assets from Fund share
          transactions                                       $ (313,736)     $  411,286    $  183,262     $(1,427,489)
                                                             -----------     -----------   ----------     -----------
          Net increase (decrease) in net assets              $ (186,577)     $  504,883    $  404,832     $(1,195,660)
NET ASSETS:
  At beginning of period                                      2,465,210       1,971,107     4,613,660       4,475,426
                                                             -----------     -----------   ----------     -----------
  At end of period                                           $2,278,633      $2,475,990    $5,018,492     $ 3,279,766
                                                             ===========     ===========   ==========     ===========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD  $    6,680      $    3,366    $   (3,044 )   $    11,415
                                                             ===========     ===========   ==========     ===========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                 Six Months Ended January 31, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                              CLASSIC         CLASSIC        CLASSIC        CLASSIC
                                                             MINNESOTA       NEW JERSEY    PENNSYLVANIA      TEXAS
                                                               FUND             FUND           FUND          FUND
                                                            -----------      ----------    ------------    ---------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                  $    80,734      $  78,089      $   68,326     $  11,185
     Net realized gain on investments                            16,017          9,082          13,558         2,147
     Change in unrealized appreciation of investments           166,893        132,770         110,774        21,783
                                                            -----------      ----------     ----------     ---------
       Net increase in net assets from operations           $   263,644      $ 219,941      $  192,658     $  35,115
                                                            -----------      ----------     ----------     ---------
  Distributions to shareholders (Note 2) --
     From net investment income                             $   (80,734)     $ (78,089 )    $  (68,135)    $ (11,185)
     In excess of net investment income                          (1,465)        (1,969 )            --        (1,205)
                                                            -----------      ----------     ----------     ---------
       Total distributions to shareholders                  $   (82,199)     $ (80,058 )    $  (68,135)    $ (12,390)
                                                            -----------      ----------     ----------     ---------
  Transactions in shares of beneficial interest (Note 3)
     --
     Proceeds from sales of shares                          $   311,626      $ 206,705      $  601,615     $  67,521
     Net asset value of shares issued to shareholders in
       payment of distributions declared                         33,159         45,775          46,383        10,067
     Cost of shares redeemed                                 (2,094,823)      (646,747 )      (410,499)     (218,491)
                                                            -----------      ----------     ----------     ---------
       Increase (decrease) in net assets from Fund share
          transactions                                      $(1,750,038)     $(394,267 )    $  237,499     $(140,903)
                                                            -----------      ----------     ----------     ---------
          Net increase (decrease) in net assets             $(1,568,593)     $(254,384 )    $  362,022     $(118,178)
NET ASSETS:
  At beginning of period                                      3,688,311      3,307,396       2,620,833       468,621
                                                            -----------      ----------     ----------     ---------
  At end of period                                          $ 2,119,718      $3,053,012     $2,982,855     $ 350,443
                                                            ===========      ==========     ==========     =========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF
  PERIOD                                                    $    11,238      $   3,662      $    8,178     $  (1,171)
                                                            ===========      ==========     ==========     =========

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC          CLASSIC        CLASSIC        CLASSIC
                                                             ARIZONA         COLORADO      CONNECTICUT     MICHIGAN
                                                              FUND             FUND           FUND           FUND
                                                           -----------      -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                 $   142,233      $   112,225    $  183,487     $   254,745
     Net realized loss on investments                         (118,852)        (137,638)     (119,234 )      (240,259)
     Change in unrealized appreciation of investments          158,005          125,129       103,779         255,527
                                                           -----------      -----------    ----------     -----------
       Net increase in net assets from operations          $   181,386      $    99,716    $  168,032     $   270,013
                                                           -----------      -----------    ----------     -----------
  Distributions to shareholders (Note 2) --
     From net investment income                            $  (142,233)     $  (112,225)   $ (183,487 )   $  (254,745)
     In excess of net investment income                         (7,151)          (3,110)      (10,948 )       (14,453)
                                                           -----------      -----------    ----------     -----------
       Total distributions to shareholders                 $  (149,384)     $  (115,335)   $ (194,435 )   $  (269,198)
                                                           -----------      -----------    ----------     -----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                         $ 2,579,387      $ 1,183,260    $2,108,441     $   824,670
     Net asset value of shares issued to shareholders in
       payment of distributions declared                       107,328           82,822       154,657         219,640
     Cost of shares redeemed                                (2,665,165)      (1,621,569)     (837,950 )    (2,935,769)
                                                           -----------      -----------    ----------     -----------
       Increase (decrease) in net assets from Fund share
          transactions                                     $    21,550      $  (355,487)   $1,425,148     $(1,891,459)
                                                           -----------      -----------    ----------     -----------
          Net increase (decrease) in net assets            $    53,552      $  (371,106)   $1,398,745     $(1,890,644)
NET ASSETS:
  At beginning of year                                       2,411,658        2,342,213     3,214,915       6,366,070
                                                           -----------      -----------    ----------     -----------
  At end of year                                           $ 2,465,210      $ 1,971,107    $4,613,660     $ 4,475,426
                                                           ===========      ===========    ==========     ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                    $     8,405      $     6,215    $    3,098     $    14,311
                                                           ===========      ===========    ==========     ===========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                             CLASSIC        CLASSIC        CLASSIC        CLASSIC
                                                            MINNESOTA     NEW JERSEY     PENNSYLVANIA      TEXAS
                                                              FUND           FUND            FUND           FUND
                                                           -----------    -----------    ------------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                 $   231,621    $  178,835     $   168,860     $   37,914
     Net realized loss on investments                         (305,440)     (169,012 )      (226,542 )      (47,925)
     Change in unrealized appreciation of investments          307,608       149,685         162,979         13,112
                                                           -----------    -----------    -----------     ----------
       Net increase in net assets from operations          $   233,789    $  159,508     $   105,297     $    3,101
                                                           -----------    -----------    -----------     ----------
  Distributions to shareholders (Note 2) --
     From net investment income                            $  (231,621)   $ (178,835 )   $  (168,860 )   $  (37,914)
     In excess of net investment income                        (11,629)       (9,613 )        (7,552 )       (2,657)
                                                           -----------    -----------    -----------     ----------
       Total distributions to shareholders                 $  (243,250)   $ (188,448 )   $  (176,412 )   $  (40,571)
                                                           -----------    -----------    -----------     ----------
  Transactions in shares of beneficial interest
     (Note 3) --
     Proceeds from sales of shares                         $ 1,422,669    $  646,496     $   694,753     $  111,406
     Net asset value of shares issued to shareholders in
       payment of distributions declared                        73,152       112,416         128,368         22,726
     Cost of shares redeemed                                (2,749,588)   (1,139,533 )    (2,833,146 )     (774,799)
                                                           -----------    -----------    -----------     ----------
       Decrease in net assets from Fund share
          transactions                                     $(1,253,767)   $ (380,621 )   $(2,010,025 )   $ (640,667)
                                                           -----------    -----------    -----------     ----------
          Net decrease in net assets                       $(1,263,228)   $ (409,561 )   $(2,081,140 )   $ (678,137)
NET ASSETS:
  At beginning of year                                       4,951,539     3,716,957       4,701,973      1,146,758
                                                           -----------    -----------    -----------     ----------
  At end of year                                           $ 3,688,311    $3,307,396     $ 2,620,833     $  468,621
                                                           ===========    ===========    ===========     ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                    $    12,703    $    5,631     $     7,987     $       34
                                                           ===========    ===========    ===========     ==========

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   CLASSIC ARIZONA FUND                         CLASSIC COLORADO FUND
                                        ------------------------------------------    ------------------------------------------
                                        SIX MONTHS ENDED      YEAR ENDED JULY 31,     SIX MONTHS ENDED      YEAR ENDED JULY 31,
                                        JANUARY 31, 1996     ---------------------    JANUARY 31, 1996     ---------------------
                                           (UNAUDITED)        1995          1994*        (UNAUDITED)        1995          1994*
                                        -----------------    -------       -------    -----------------    -------       -------
NET ASSET VALUE,
  beginning of period                        $ 9.510         $ 9.390       $10.000         $ 9.230         $ 9.180       $10.000
                                             -------         -------       -------         -------         -------       -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                      $ 0.215         $ 0.432       $ 0.253         $ 0.209         $ 0.450       $ 0.256
  Net realized and unrealized gain
    (loss) on investments                      0.517           0.142        (0.563)          0.504           0.062++      (0.761)
                                             -------         -------       -------         -------         -------       -------
      Total income (loss) from
         operations                          $ 0.732         $ 0.574       $(0.310)        $ 0.713         $ 0.512       $(0.505)
                                             -------         -------       -------         -------         -------       -------
LESS DISTRIBUTIONS:
  From net investment income                 $(0.215)        $(0.432)      $(0.253)        $(0.209)        $(0.450)      $(0.256)
  In excess of net investment income          (0.007)         (0.022)       (0.047)         (0.014)         (0.012)       (0.059)
                                             -------         -------       -------         -------         -------       -------
      Total distributions                    $(0.222)        $(0.454)      $(0.300)        $(0.223)        $(0.462)      $(0.315)
                                             -------         -------       -------         -------         -------       -------
NET ASSET VALUE,
  end of period                              $10.020         $ 9.510       $ 9.390         $ 9.720         $ 9.230       $ 9.180
                                             =======         =======       =======         =======         =======       =======
TOTAL RETURN (2)                               7.76%           6.44%       (3.23)%           7.79%           5.89%       (5.22)%
RATIOS/SUPPLEMENTAL DATA**
  Net assets, end of period (000
    omitted)                                 $ 2,279         $ 2,465       $ 2,412         $ 2,476         $ 1,971       $ 2,342
  Ratio of net expenses to average
    daily net assets (1)(3)                    1.54%+          1.60%         1.75%+          1.63%+          1.26%         1.38%+
  Ratio of net investment income to
    average daily net assets                   4.38%+          4.73%         4.14%+          4.36%+          5.04%         4.20%+

** For the six months ended January 31, 1996, year ended July 31, 1995 and for the period from the start of business, December 13, 1993 and December 10, 1993, respectively to July 31, 1994 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE         $      0.161         $ 0.376       $ 0.181    $      0.163         $ 0.368       $ 0.146
                                        ==================   =======       =======    ==================   =======       =======
RATIOS  (As a percentage of average
        daily net assets):
        Expenses (1)(3)                        2.63%+          2.21%         2.93%+          2.60%+          2.18%         3.18%+
        Net investment income (loss)           3.29%+          4.12%         2.96%+          3.39%+          4.12%         2.40%+
   + Annualized.
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3) The annualized expense ratios for the six months ended January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the two years ended July
     31, 1995 and 1994 have not been adjusted to reflect this change.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   * For the Classic Arizona and Classic Colorado Funds, the Financial Highlights are for the period from the start of business, December 13, 1993 and December 10, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 CLASSIC CONNECTICUT FUND                       CLASSIC MICHIGAN FUND
                                        ------------------------------------------    ------------------------------------------
                                        SIX MONTHS ENDED      YEAR ENDED JULY 31,     SIX MONTHS ENDED      YEAR ENDED JULY 31,
                                        JANUARY 31, 1996     ---------------------    JANUARY 31, 1996     ---------------------
                                           (UNAUDITED)        1995          1994*        (UNAUDITED)        1995          1994*
                                        -----------------    -------       -------    -----------------    -------       -------
NET ASSET VALUE,
  beginning of period                        $ 9.180         $ 9.250       $10.000         $ 9.260         $ 9.220       $10.000
                                             -------         -------       -------         -------         -------       -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                      $ 0.208         $ 0.431       $ 0.246         $ 0.207         $ 0.419       $ 0.261
  Net realized and unrealized gain
    (loss) on investments                      0.452          (0.044)       (0.683)          0.547           0.063        (0.733)
                                             -------         -------       -------         -------         -------       -------
      Total income (loss) from
         operations                          $ 0.660         $ 0.387       $(0.437)        $ 0.754         $ 0.482       $(0.472)
                                             -------         -------       -------         -------         -------       -------
LESS DISTRIBUTIONS:
  From net investment income                 $(0.208)        $(0.431)      $(0.246)        $(0.207)        $(0.419)      $(0.261)
  In excess of net investment income          (0.012)         (0.026)       (0.067)         (0.007)         (0.023)       (0.047)
                                             -------         -------       -------         -------         -------       -------
      Total distributions                    $(0.220)        $(0.457)      $(0.313)        $(0.214)        $(0.442)      $(0.308)
                                             -------         -------       -------         -------         -------       -------
NET ASSET VALUE,
  end of period                              $ 9.620         $ 9.180       $ 9.250         $ 9.800         $ 9.260       $ 9.220
                                             =======         =======       =======         =======         =======       =======
TOTAL RETURN (2)                               7.25%           4.49%       (4.53)%           8.20%           5.52%       (4.88)%
RATIOS/SUPPLEMENTAL DATA**
  Net assets, end of period (000
    omitted)                                 $ 5,018         $ 4,614       $ 3,215         $ 3,280         $ 4,475       $ 6,366
  Ratio of net expenses to average
    daily net assets (1)(3)                    1.51%+          1.48%         1.64%+          1.65%+          1.69%         1.69%+
  Ratio of net investment income to
    average daily net assets                   4.39%+          4.76%         4.07%+          4.34%+          4.70%         4.18%+

** For the six months ended January 31, 1996, year ended July 31, 1995 and for the period from the start of business, December 9, 1993, and December 7, 1993, respectively to July 31, 1994, the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE         $      0.178         $ 0.379       $ 0.141    $      0.173         $ 0.398       $ 0.235
                                        ==================   =======       =======    ==================   =======       =======
RATIOS  (As a percentage of average
        daily net assets):
        Expenses (1)(3)                        2.15%+          2.05%         3.37%+          2.36%+          1.92%         2.11%+
        Net investment income                  3.75%+          4.19%         2.34%+          3.63%+          4.47%         3.76%+
   + Annualized.
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3) The annualized expense ratios for the six months ended January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the two years ended July
     31, 1995 and 1994 have not been adjusted to reflect this change.
   * For the Classic Connecticut and Classic Michigan Funds, the Financial Highlights are for the period from the start of business, December 9, 1993, and December 7, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  CLASSIC MINNESOTA FUND                       CLASSIC NEW JERSEY FUND
                                        ------------------------------------------    ------------------------------------------
                                        SIX MONTHS ENDED      YEAR ENDED JULY 31,     SIX MONTHS ENDED      YEAR ENDED JULY 31,
                                        JANUARY 31, 1996     ---------------------    JANUARY 31, 1996     ---------------------
                                           (UNAUDITED)        1995          1994*        (UNAUDITED)        1995          1994*
                                        -----------------    -------       -------    -----------------    -------       -------
NET ASSET VALUE,
  beginning of period                        $ 9.300         $ 9.370       $10.000         $ 9.280         $ 9.300       $10.000
                                             -------         -------       -------         -------         -------       -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                      $ 0.219         $ 0.440       $ 0.267         $ 0.225         $ 0.452       $ 0.276
  Net realized and unrealized gain
    (loss)
    on investments                             0.444          (0.048)++     (0.582)          0.406           0.004++      (0.640)
                                             -------         -------       -------         -------         -------       -------
      Total income (loss) from
         operations                          $ 0.663         $ 0.392       $(0.315)        $ 0.631         $ 0.456       $(0.364)
                                             -------         -------       -------         -------         -------       -------
LESS DISTRIBUTIONS:
  From net investment income                 $(0.219)        $(0.440)      $(0.267)        $(0.225)        $(0.452)      $(0.276)
  In excess of net investment income          (0.004)         (0.022)       (0.048)         (0.006)         (0.024)       (0.060)
                                             -------         -------       -------         -------         -------       -------
      Total distributions                    $(0.223)        $(0.462)      $(0.315)        $(0.231)        $(0.476)      $(0.336)
                                             -------         -------       -------         -------         -------       -------
NET ASSET VALUE,
  end of period                              $ 9.740         $ 9.300       $ 9.370         $ 9.680         $ 9.280       $ 9.300
                                             =======         =======       =======         =======         =======       =======
TOTAL RETURN (2)                               7.18%           4.45%       (3.29)%           6.85%           5.20%       (3.82)%

RATIOS/SUPPLEMENTAL DATA**
  Net assets, end of period (000
    omitted)                                 $ 2,120         $ 3,688       $ 4,952         $ 3,053         $ 3,307       $ 3,717
  Ratio of net expenses to average
    daily net assets (1)(3)                    1.53%+          1.47%         1.51%+          1.55%+          1.47%         1.64%+
  Ratio of net investment income to
    average daily net assets                   4.61%+          4.84%         4.33%+          4.72%+          5.01%         4.30%+

** For the six months ended January 31, 1996, year ended July 31, 1995 and for the period from the start of business, December 9, 1993 and December 3, 1993, respectively to July 31, 1994 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE         $      0.189         $ 0.394       $ 0.209    $      0.189         $ 0.396       $ 0.184
                                        ==================   =======       =======    ==================   =======       =======
RATIOS  (As a percentage of average
        daily net assets):
        Expenses (1)(3)                        2.15%+          1.98%         2.45%+          2.30%+          2.09%         3.08%+
        Net investment income                  3.99%+          4.33%         3.38%+          3.97%+          4.39%         2.86%+
   + Annualized.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3) The annualized expense ratios for the six months ended January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the two years ended July
     31, 1995 and 1994 have not been adjusted to reflect this change.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   * For the Classic Minnesota and Classic New Jersey Funds, the Financial Highlights are for the period from the start of business, December 9, 1993 and December 3, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                CLASSIC PENNSYLVANIA FUND                         CLASSIC TEXAS FUND
                                        ------------------------------------------    ------------------------------------------
                                        SIX MONTHS ENDED      YEAR ENDED JULY 31,     SIX MONTHS ENDED      YEAR ENDED JULY 31,
                                        JANUARY 31, 1996     ---------------------    JANUARY 31, 1996     ---------------------
                                           (UNAUDITED)        1995          1994*        (UNAUDITED)        1995          1994*
                                        -----------------    -------       -------    -----------------    -------       -------
NET ASSET VALUE,
  beginning of period                        $ 9.180         $ 9.180       $10.000         $ 9.190         $ 9.230       $10.000
                                             -------         -------       -------         -------         -------       -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                      $ 0.225         $ 0.447       $ 0.279         $ 0.207         $ 0.455       $ 0.267
  Net realized and unrealized gain
    (loss) on investments                      0.420         0.020++        (0.766)          0.452          (0.008)       (0.709)
                                             -------         -------       -------         -------         -------       -------
      Total income (loss) from
         operations                          $ 0.645         $ 0.467       $(0.487)        $ 0.659         $ 0.447       $(0.442)
                                             -------         -------       -------         -------         -------       -------
LESS DISTRIBUTIONS:
  From net investment income                 $(0.225)        $(0.447)      $(0.279)        $(0.207)        $(0.455)      $(0.267)
  In excess of net investment income           0.000          (0.020)       (0.054)         (0.022)         (0.032)       (0.061)
                                             -------         -------       -------         -------         -------       -------
      Total distributions                    $(0.225)        $(0.467)      $(0.333)        $(0.229)        $(0.487)      $(0.328)
                                             -------         -------       -------         -------         -------       -------
NET ASSET VALUE,
  end of period                              $ 9.600         $ 9.180       $ 9.180         $ 9.620         $ 9.190       $ 9.230
                                             =======         =======       =======         =======         =======       =======
TOTAL RETURN (2)                               7.10%           5.40%       (5.04)%           7.23%           5.16%       (4.61)%

RATIOS/SUPPLEMENTAL DATA**
  Net assets, end of period (000
    omitted)                                 $ 2,983         $ 2,621       $ 4,702         $   350         $   469       $ 1,147
  Ratio of net expenses to average
    daily net assets (1)(3)                   1.55%+           1.48%        1.66%+          1.41%+           1.01%        1.08%+
  Ratio of net investment income to
    average daily net assets                  4.79%+           5.10%        4.43%+          4.36%+           5.25%        4.53%+

** For the six months ended January 31, 1996, year ended July 31, 1995 and for the period from the start of business, December 3, 1993, and December 8, 1993, respectively to July 31, 1994 the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income
   (loss) per share and ratios would have been as follows:

NET INVESTMENT INCOME (LOSS) PER SHARE  $      0.181         $ 0.395       $ 0.235    $     (0.002     )   $ 0.254       $ 0.024
                                        ==================   =======       =======    ==================   =======       =======
RATIOS  (As a percentage of average
        daily net assets):
        Expenses(1)(3)                        2.50%+           2.07%        2.36%+           5.81%+          3.33%        5.20%+
        Net investment income (loss)          3.85%+           4.51%        3.73%+         (0.03)%+          2.93%        0.41%+
   + Annualized.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3) The annualized expense ratios for the six months ended January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the two years ended July
     31, 1995 and 1994 have not been adjusted to reflect this change.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
   * For the Classic Pennsylvania and Classic Texas Funds, the Financial Highlights are for the period from the start of business, December 3, 1993 and December 8, 1993, respectively, to July 31, 1994.

                       See notes to financial statements

                                    -------

                         Notes to Financial Statements
                                  (Unaudited)

--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of sixty-three Funds, eight of which are included in these financial statements. They include EV Classic Arizona Municipals Fund ("Classic Arizona Fund"), EV Classic Colorado Municipals Fund ("Classic Colorado Fund"), EV Classic Connecticut Municipals Fund ("Classic Connecticut Fund"), EV Classic Michigan Municipals Fund ("Classic Michigan Fund"), EV Classic Minnesota Municipals Fund ("Classic Minnesota Fund"), EV Classic New Jersey Municipals Fund ("Classic New Jersey Fund"), EV Classic Pennsylvania Municipals Fund ("Classic Pennsylvania Fund"), and EV Classic Texas Municipals Fund ("Classic Texas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic Arizona Fund invests its assets in the Arizona Municipals Portfolio, the Classic Colorado Fund invests its assets in the Colorado Municipals Portfolio, the Classic Connecticut Fund invests its assets in the Connecticut Municipals Portfolio, the Classic Michigan Fund invests its assets in the Michigan Municipals Portfolio, the Classic Minnesota Fund invests its assets in the Minnesota Municipals Portfolio, the Classic New Jersey Fund invests its assets in the New Jersey Municipals Portfolio, the Classic Pennsylvania Fund invests its assets in the Pennsylvania Municipals Portfolio, and the Classic Texas Fund invests its assets in the Texas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (1.6%, 4.1%, 2.5%, 1.9%, 2.4%, 0.7%, 0.6%, and 1.8% at January 31, 1996 for the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1995, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

The amounts and expiration dates of the capital loss carryovers are as follows:

         FUND             AMOUNT            EXPIRES
-------------------------------------------------------
Classic Arizona Fund      $6,850        July 31, 2003
                          22,323        July 31, 2002
Classic Colorado Fund     10,896        July 31, 2003
                          18,440        July 31, 2002
Classic Connecticut
  Fund                     4,986        July 31, 2002
Classic Michigan Fund     36,368        July 31, 2003
                          83,846        July 31, 2002
Classic Minnesota Fund    40,089        July 31, 2003
                          22,023        July 31, 2002
Classic New Jersey Fund      499        July 31, 2003
                          15,446        July 31, 2002
Classic Pennsylvania
  Fund                    17,477        July 31, 2003
                          66,690        July 31, 2002
Classic Texas Fund        11,202        July 31, 2002

Additionally, at July 31, 1995, net capital losses of $109,209, $116,023, $101,664, $168,973, $236,478, $151,916, $182,207, and $42,625, for the Classic
Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund, and Classic Texas Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's current taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. OTHER--Investment transactions are accounted for on a trade date basis.

                                    -------

--------------------------------------------------------------------------------

F. INTERIM FINANCIAL INFORMATION--The interim financial statements relating to January 31, 1996 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of a Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statements purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

--------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               CLASSIC ARIZONA FUND                    CLASSIC COLORADO FUND
                                         ---------------------------------       ---------------------------------
                                         SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                         JANUARY 31, 1996        JULY 31,        JANUARY 31, 1996        JULY 31,
                                           (UNAUDITED)             1995            (UNAUDITED)             1995
                                         ----------------       ----------       ----------------       ----------
Sales                                           6,904             284,699              70,468             131,906
Issued to shareholders electing
  to receive payments of
  distributions in Fund shares                  3,619              11,797               3,596               9,251
Redemptions                                   (42,341)           (294,142)            (32,917)           (182,871)
                                             --------           ----------       ----------------       ----------
       Net increase (decrease)                (31,818)              2,354              41,147             (41,714)
                                         ====================   ============     ====================   ============

                                             CLASSIC CONNECTICUT FUND                  CLASSIC MICHIGAN FUND
                                         ---------------------------------       ---------------------------------
                                         SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                         JANUARY 31, 1996        JULY 31,        JANUARY 31, 1996        JULY 31,
                                           (UNAUDITED)             1995            (UNAUDITED)             1995
                                         ----------------       ----------       ----------------       ----------
Sales                                          53,849             233,930              19,143              91,974
Issued to shareholders electing
  to receive payments of
  distributions in Fund shares                  9,448              17,289               7,388              24,410
Redemptions                                   (44,202)            (95,969)           (175,124)           (323,457)
                                             --------           ----------       ----------------       ----------
       Net increase (decrease)                 19,095             155,250            (148,593)           (207,073)
                                         ====================   ============     ====================   ============

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 CLASSIC MINNESOTA FUND                CLASSIC NEW JERSEY FUND
                                             -------------------------------       -------------------------------
                                             SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                             JANUARY 31, 1996      JULY 31,        JANUARY 31, 1996      JULY 31,
                                               (UNAUDITED)           1995            (UNAUDITED)           1995
                                             ----------------     ----------       ----------------     ----------
Sales                                              32,340           154,778              21,756            71,024
Issued to shareholders electing
  to receive payments of
  distributions in Fund shares                      3,475             8,048               4,841            12,393
Redemptions                                      (214,821)         (294,858)            (67,647)         (126,356)
                                             ----------------     ----------       ----------------     ----------
       Net decrease                              (179,006)         (132,032)            (41,050)          (42,939)
                                             ==================== ============     ==================== ============

                                                CLASSIC PENNSYLVANIA FUND                CLASSIC TEXAS FUND
                                             -------------------------------       -------------------------------
                                             SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                             JANUARY 31, 1996      JULY 31,        JANUARY 31, 1996      JULY 31,
                                               (UNAUDITED)           1995            (UNAUDITED)           1995
                                             ----------------     ----------       ----------------     ----------
Sales                                              64,230            76,889               7,206            12,839
Issued to shareholders electing
  to receive payments of
  distributions in Fund shares                      4,946            14,424               1,071             2,544
Redemptions                                       (43,902)         (318,020)            (22,864)          (88,591)
                                             ----------------     ----------       ----------------     ----------
       Net increase (decrease)                     25,274          (226,707)            (14,587)          (73,208)
                                             ==================== ============     ==================== ============

--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $13,419, $8,793, $15,348, $14,766, $10,857, $12,452, $13,507 and $11,022 of expenses related to the operation of the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, respectively, were allocated on a preliminary basis to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee.

Investors Bank & Trust Company (IBT), serves as custodian to the Funds and the Portfolios. Prior to November 10, 1995 IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce the Fund's custody fees are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective January 30, 1995 the Trustees of the Funds adopted an Amended Distribution Plan. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc.
(EVD), amounts equal to 1/365 of 0.75% of each Funds daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the six months ended January 31, 1996, Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund, paid or accrued $9,253, $7,018, $17,898, $15,711, $13,097, $12,407, $10,674 and $1,924,
respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At January 31,

                                    -------

--------------------------------------------------------------------------------

1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund, and Classic Texas Fund were approximately $435,000, $334,000, $367,000, $547,000, $446,000, $309,000, $525,000 and $87,000, respectively.

In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter, in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.20% of each Fund's average daily net assets for any fiscal year. For the six months ended January 31, 1996, Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund paid or accrued service fees to or payable to EVD in the amount of $2,468, $1,872, $4,773, $4,190, $3,493, $3,308, $2,846 and $513, respectively. Pursuant to the Amended Distribution Plan, on sales made prior to January 30, 1995, EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.20%, annualized, of the assets maintained in each Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.20% of the purchase price of the shares sold by such authorized Firm and monthly payments of service fees in amounts not expected to exceed 0.20% per annum of the Funds' average daily net assets based on the value of Fund shares sold by such authorized Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGES

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds' Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the six months ended January 31, 1996, EVD received approximately $140, $60, $670, $220, $270, $180, $590, and $20 of CDSC
paid by shareholders of Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund, and Classic Texas Fund, respectively.

--------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended January 31, 1996 were as follows:

                                                    CLASSIC          CLASSIC           CLASSIC           CLASSIC
                                                    ARIZONA          COLORADO        CONNECTICUT         MICHIGAN
                                                      FUND             FUND              FUND              FUND
                                                   ----------       ----------       ------------       ----------
Increases                                          $ 101,364        $ 201,064         $  533,889        $  242,995
Decreases                                            464,859          331,398            467,311         1,380,286

                                                    CLASSIC          CLASSIC           CLASSIC           CLASSIC
                                                   MINNESOTA        NEW JERSEY       PENNSYLVANIA         TEXAS
                                                      FUND             FUND              FUND              FUND
                                                   ----------       ----------       ------------       ----------
Increases                                          $ 214,440        $ 195,962         $  583,120        $   90,591
Decreases                                          2,173,497          711,892            506,310            60,677

--------------------------------------------------------------------------------

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

(8) SUBSEQUENT EVENT

Effective February 1, 1996, Classic Arizona Fund, Classic Colorado Fund, Classic Michigan Fund, Classic Minnesota Fund, and Classic Texas Fund changed their names to EV Traditional Arizona Municipals Fund, EV Traditional Colorado Municipals Fund, EV Traditional Michigan Municipals Fund, EV Traditional Minnesota Municipals Fund, and EV Traditional Texas Municipals Fund, respectively. In addition, the Funds will discontinue the payment of sales commissions and distribution fees to the principal underwriter pursuant to a Distribution Plan (see Note 5). The Funds will continue to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts that will not exceed 0.25% of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for specified periods of time. Purchases of Fund shares on or after February 1, 1996 will be subject to a Maximum Initial Sales Charge of 3.75% on amounts up to $50,000 and declining rates on purchases in excess of such amount.

--------------------------------------------------------------------------------

(9) SPECIAL MEETINGS OF SHAREHOLDERS

On December 8, 1995, special meetings of the shareholders of the Classic Arizona Fund, Classic Colorado Fund, Classic Connecticut Fund, Classic Michigan Fund, Classic Minnesota Fund, Classic New Jersey Fund, Classic Pennsylvania Fund and Classic Texas Fund were held for the purpose of voting on the matters listed below. On October 23, 1995, the record date of the meetings, each of the Funds had the following number of shares outstanding and each Fund had the following number of shares represented at the December 8, 1995 meetings:

                                   SHARES
                   SHARES        REPRESENTED
                 OUTSTANDING     AT 12/8/95
    FUND         AT 10/23/95      MEETINGS
-------------    -----------     -----------
Arizona            248,559         140,548
Colorado           194,268         100,131
Connecticut        490,128         280,943
Michigan           452,626         236,544
Minnesota          402,135         250,170
New Jersey         354,832         182,870
Pennsylvania       319,209         161,990
Texas               50,559          30,707

ITEM 1. To consider and act on a proposal to amend each Fund's investment policy to provide that the Fund may invest without limit in municipal obligations, the interest on which is exempt from regular federal income tax (but which may be a tax preference item for purposes of alternative minimum tax), and from the State taxes that, in accordance with each Fund's investment objective, the Fund seeks to avoid.

ITEM 2. To approve the revision of certain of each Fund's fundamental investment restrictions as follows:

2A.   Eliminate the restriction concerning
      transactions with affiliates.
2B.   Eliminate the restriction concerning investing
      for control.
2C.   Eliminate the restriction concerning joint
      transactions.
2D.   Reclassify the restriction concerning short
      sales.
2E.   Reclassify the restriction concerning
      investment in affiliated issuers.
2F.   Reclassify the restriction concerning
      investment in exploration companies.
2G.   Eliminate the restriction concerning
      diversification of assets.
2H.   Amend the restriction concerning underwriting.
2I.   Amend the restriction concerning investing in
      futures transactions.
2J.   Amend the restriction concerning lending.
2K.   Amend the restriction concerning borrowing,
      pledging and senior securities.
2L.   Clarify the restrictions concerning investing
      in another investment company.

                                    -------

--------------------------------------------------------------------------------

The following are the results of the voting on each proposal:

For the Classic Arizona Fund:

                                    PROPOSAL

               1           2A          2B          2C          2D          2E          2F
FOR          105,729     103,126      98,009      98,009     103,126     105,729      98,009
AGAINST        6,216       8,818      13,935      13,935       8,818       6,216      13,935
ABSTAIN       28,603      28,603      28,603      28,603      28,603      28,603      28,603

                                    PROPOSAL

               2G          2H          2I          2J          2K          2L
FOR          111,945     103,126      98,009      98,009      98,009     105,729
AGAINST            0       8,818      13,935      13,935      13,935       6,216
ABSTAIN       28,603      28,603      28,603      28,603      28,603      28,603

For the Classic Colorado Fund:
                                    PROPOSAL

               1           2A          2B          2C          2D          2E          2F
FOR           89,603      96,345      89,734      89,734      96,345      91,516      93,243
AGAINST       10,299       3,558      10,168      10,168       2,238       8,386       3,558
ABSTAIN          229         229         229         229       1,549         229       3,331

                                    PROPOSAL

               2G          2H          2I          2J          2K          2L
FOR           89,734      86,806      88,533      86,806      91,516      96,345
AGAINST        5,340       7,067       6,659       8,386       8,386       3,558
ABSTAIN        5,058       6,258       4,939       4,939         229         229

For the Classic Connecticut Fund:
                                    PROPOSAL

               1           2A          2B          2C          2D          2E          2F
FOR          278,562     274,486     268,908     269,928     277,542     277,542     272,984
AGAINST            0       1,020       8,634       8,634       1,020       1,020       5,578
ABSTAIN        2,380       5,436       3,400       2,380       2,380       2,380       2,380

                                    PROPOSAL

               2G          2H          2I          2J          2K          2L
FOR          270,929     271,964     271,964     272,984     271,964     272,965
AGAINST        8,634       5,578       5,578       5,578       6,598       5,578
ABSTAIN        1,380       3,400       3,400       2,380       2,380       2,400

For the Classic Michigan Fund:
                                    PROPOSAL

               1           2A          2B          2C          2D          2E          2F
FOR          211,692     210,066     207,999     207,999     208,829     208,005     205,891
AGAINST        1,092       2,718       4,785       4,785       3,159       4,779       6,893
ABSTAIN       23,760      23,760      23,760      23,760      24,556      23,760      23,760

                                    PROPOSAL

               2G          2H          2I          2J          2K          2L
FOR          209,625     206,983     208,609     206,977     205,885     208,609
AGAINST        3,159       3,687       2,061       5,807       6,899       4,175
ABSTAIN       23,760      25,874      25,874      23,760      23,760      23,760

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

For the Classic Minnesota Fund:
                                    PROPOSAL

               1           2A          2B          2C          2D          2E          2F
FOR          248,988     248,988     248,448     248,204     249,232     248,988     249,533
AGAINST            0         243         784       1,027           0           0         243
ABSTAIN        1,182         939         939         939         939       1,182         394

                                    PROPOSAL

               2G          2H          2I          2J          2K          2L
FOR          248,988     248,204     248,204     248,988     248,988     249,533
AGAINST          243       1,027       1,027           0           0         243
ABSTAIN          939         939         939       1,182       1,182         394

For the Classic New Jersey Fund:
                                    PROPOSAL

               1           2A          2B          2C          2D          2E          2F
FOR          139,164     130,194     130,312     129,638     137,013     129,284     129,722
AGAINST       10,047      19,017      18,899      19,455      12,198      19,927      19,489
ABSTAIN       33,659      33,659      33,659      33,777      33,659      33,659      33,659

                                    PROPOSAL

               2G          2H          2I          2J          2K          2L
FOR          135,448     129,840     129,840     129,722     136,895     130,731
AGAINST       13,763      19,371      19,371      19,489      12,316      18,362
ABSTAIN       33,659      33,659      33,659      33,659      33,659      33,777

For the Classic Pennsylvania Fund:
                                    PROPOSAL

               1           2A          2B          2C          2D          2E          2F
FOR          137,014     115,230     115,779     114,237     115,779     115,779     114,237
AGAINST       13,530      35,314      35,314      36,857      35,314      35,314      36,857
ABSTAIN       11,446      11,446      10,896      10,896      10,896      10,896      10,896

                                    PROPOSAL

               2G          2H          2I          2J          2K          2L
FOR          115,230     115,779     114,237     111,687     114,237     114,237
AGAINST       35,314      35,314      36,857      38,857      36,857      36,857
ABSTAIN       11,446      10,896      10,896      11,446      10,896      10,896

For the Classic Texas Fund:
                                    PROPOSAL

               1           2A          2B          2C          2D          2E          2F
FOR           30,251      30,707      30,707      30,707      30,707      30,707      30,707
AGAINST            0           0           0           0           0           0           0
ABSTAIN          456           0           0           0           0           0           0

                                    PROPOSAL

               2G          2H          2I          2J          2K          2L
FOR           30,707      30,707      30,707      30,707      30,707      30,707
AGAINST            0           0           0           0           0           0
ABSTAIN            0           0           0           0           0           0

                                    -------
                          Arizona Municipals Portfolio
                  Portfolio of Investments - January 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              ASSISTED LIVING - 1.2%
NR        NR         $1,800   Arizona Health Facilities
                              Authority, Mesa Project,
                              7.625%, 1/01/26            $  1,699,254
                                                         ------------
                              EDUCATION - 6.5%
A1        AA         $1,000   Arizona Board of Regents,
                              Arizona State University,
                              5.90%, 7/01/09             $  1,060,790
NR        AAA         1,000   City of Glendale,
                              Thunderbird Graduate
                              School, CLEE, 7.125%,
                              7/01/20                       1,149,480
A1        AA          1,250   Arizona Board of Regents,
                              University of Arizona,
                              6.25%, 6/01/11                1,341,413
NR        NR          2,000   Arizona Educational Loan
                              Marketing Corporation,
                              (AMT) 6.30%, 12/01/08         2,021,640
NR        NR          2,000   Arizona Educational Loan
                              Marketing Corporation,
                              (AMT) 6.25%, 6/01/06          2,045,560
A         NR          1,500   Student Loan Acquisition
                              Authority of Arizona,
                              (AMT) 7.625%, 5/01/10         1,664,490
                                                         ------------
                                                         $  9,283,373
                                                         ------------
                              ESCROWED - 4.8%
Aaa       AA         $2,500   Arizona Transportation
                              Board Highway, 6.50%,
                              7/01/11                    $  1,139,440
Aaa       AAA         7,500   Maricopa County, Single
                              Family Mortgage, 0%,
                              2/01/16                       2,415,075
NR        AA          2,500   City of Phoenix, Street &
                              Highway User, 6.25%,
                              7/01/11                       2,775,725
NR        NR            500   City of Scottsdale,
                              Westminster Village,
                              Multifamily Housing,
                              10.00%, 6/01/17                 555,215
                                                         ------------
                                                         $  6,885,455
                                                         ------------
                              GENERAL OBLIGATIONS - 9.1%
Aa        AA+        $1,500   City of Phoenix,
                              6.375%, 7/01/13            $  1,609,680
Aa        AA+         3,000   City of Phoenix,
                              5.10%, 7/01/13                2,989,560
NR        A           2,000   City of Phoenix, Tatum
                              Ranch Community,
                              6.875%, 7/01/16               2,173,760
Aa        AA+         1,000   City of Tempe,
                              5.25%, 7/01/15                  992,730
Aa        AA          1,300   Scottsdale Unified School
                              District No. 48 of
                              Maricopa County, 4.60%,
                              7/01/11                       1,214,031
Baa1      A           1,850   Commonwealth of Puerto
                              Rico, 5.40%, 7/01/25          1,799,440

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, Public Building
                              Authority, 5.75%, 7/01/16     1,013,710
NR        NR          1,000   Virgin Islands,
                              7.25%, 10/01/18               1,075,430
                                                         ------------
                                                         $ 12,868,341
                                                         ------------
                              HOSPITALS - 3.3%
NR        BBB        $1,130   Arizona Health Facilities
                              Authority, Phoenix
                              Memorial Hospital, 8.125%,
                              6/01/12                    $  1,233,203
NR        BBB         1,250   Arizona Health Facilities
                              Authority, Phoenix
                              Memorial Hospital, 8.20%,
                              6/01/21                       1,365,388
Baa       BBB-        1,000   Maricopa County, Sun
                              Health Corporation,
                              8.125%, 4/01/12               1,124,000
NR        NR            915   City of Winslow, Winslow
                              Memorial Hospital Project,
                              9.50%, 6/01/22                1,016,482
                                                         ------------
                                                         $  4,739,073
                                                         ------------
                              HOUSING - 6.0%
NR        A          $2,000   Maricopa County, Laguna
                              Point Apartments,
                              Multifamily Housing,
                              6.75%, 7/01/09             $  2,077,040
NR        AAA         2,775   City of Phoenix, Chris
                              Ridge Village Project, FHA
                              Insured Mortgage Loan,
                              6.80%, 11/01/25               2,894,492
NR        AA          1,000   City of Phoenix, Woodstone
                              and Silver Springs
                              Apartments, Multifamily
                              Housing, (Asset Guaranty),
                              6.25%, 4/01/23                1,022,970
Aaa       NR          1,500   City of Phoenix, Meadow
                              Glen Apartments,
                              Multifamily Housing, (GNMA
                              Collateralized) 5.80%,
                              8/20/28                       1,471,965
NR        AAA         1,000   City of Tempe, Multifamily
                              Housing, Quadrangle
                              Village Apartments, FHA
                              Insured Mortgage Loan,
                              6.25%, 6/01/26                1,023,990
                                                         ------------
                                                         $  8,490,457
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 4.0%
A1        NR         $1,000   City of Casa Grande,
                              Pollution Control,
                              Frito-Lay Inc., 6.60%,
                              12/01/10                   $  1,102,410
A2        A           4,500   Greenlee County, Pollution
                              Control, Phelps Dodge
                              Corporation, 5.45%,
                              6/01/09                       4,577,805
                                                         ------------
                                                         $  5,680,215
                                                         ------------

                                    -------
                    ARIZONA MUNICIPALS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED GENERAL OBLIGATIONS - 9.0%
Aaa       AAA        $1,000   Peoria Unified School
                              District No. 11 of
                              Maricopa County, (MBIA)
                              6.40%, 7/01/10             $  1,079,600
Aaa       AAA         1,000   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.625% 7/01/13                1,018,320
Aaa       AAA         1,000   Alhambra Elementary School
                              District No. 68 of
                              Maricopa County, (AMBAC)
                              5.125%, 7/01/13                 977,990
Aaa       AAA         1,000   Paradise Valley Unified
                              School District No. 69 of
                              Maricopa County, (MBIA),
                              5.00%, 7/01/09                1,026,490
Aaa       AAA         1,000   Chandler Unified School
                              District No. 80 of
                              Maricopa County, (FGIC)
                              6.40%, 7/01/10                1,079,600
Aaa       AAA         1,000   Maricopa County, Tolleson
                              High School District,
                              (FGIC) 5.00%, 7/01/13           969,430
Aaa       AAA         1,000   Pima County, School
                              District No. 1, Tucson
                              Project, (FGIC) 5.40%,
                              7/01/13                       1,008,010
Aaa       AAA         1,750   Pima County, School
                              District No. 1, Tucson
                              Project, (FGIC) 5.875%,
                              7/01/14                       1,823,868
Aaa       AAA         1,000   Commonwealth of Puerto
                              Rico (FSA) 7/01/20 (1)        1,073,070
Aaa       AAA         1,500   Commonwealth of Puerto
                              Rico, (AMBAC) 7/01/15 (1)     1,613,610
Aaa       AAA         1,000   Commonwealth of Puerto
                              Rico, (FSA) 7/01/22 (1)       1,095,850
                                                         ------------
                                                         $ 12,765,838
                                                         ------------
                              INSURED HOSPITALS - 13.2%
Aaa       AAA        $2,000   Maricopa County, Hospital
                              District No. 1, (FGIC)
                              6.125%, 6/01/15            $  2,115,700
Aaa       AAA         2,000   Maricopa County, Catholic
                              Healthcare West, (MBIA)
                              5.625%, 7/01/23               2,025,360
Aaa       AAA         2,000   Maricopa County, Samaritan
                              Health, (MBIA) 7.00%,
                              12/01/16                      2,460,220
Aaa       AAA         2,000   Mohave County, Kingman
                              Regional Medical Center,
                              (FGIC) 6.50%, 6/01/15         2,149,480
Aaa       AAA         1,500   Pima County, Tucson
                              Medical Center, (MBIA)
                              6.375%, 4/01/12               1,611,915
Aaa       AAA         3,500   Pima County, Tucson
                              Medical Center, (MBIA)
                              5.00%, 4/01/15                3,411,345

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Aaa       AAA         1,000   Pima County, Carondelet
                              Health Care Corporation,
                              (MBIA) 5.25%, 7/01/11         1,017,960
Aaa       AAA         1,000   Pima County, Carondelet
                              Health Care Corporation,
                              (MBIA) 5.25%, 7/01/12         1,008,720
Aaa       AAA         2,000   University of Arizona
                              Medical Center
                              Corporation, (MBIA) 5.00%,
                              7/01/13                       1,938,860
Aaa       AAA         1,000   University of Arizona
                              Medical Center
                              Corporation, (MBIA) 5.00%,
                              7/01/21                         948,970
                                                         ------------
                                                         $ 18,688,530
                                                         ------------
                              INSURED HOUSING - 1.4%
Aaa       AAA        $1,975   City of Sierra Vista,
                              Mountain View Apartments,
                              FHA Insured Mortgage,
                              (MBIA), 5.75%, 1/01/24     $  1,979,325
                                                         ------------
                              INSURED UTILITIES - 6.2%
Aaa       AAA        $4,000   Navajo County, Pollution
                              Control, Arizona Public
                              Service Co., (AMBAC)
                              5.50%, 8/15/28             $  4,023,480
Aaa       AAA         3,500   Pima County, Irvington
                              Power Project, (FSA)
                              7.25%, 7/15/10                3,836,525
Aaa       AAA         1,000   Arizona State Power
                              Authority, Hoover Uprating
                              Project, (MBIA) 5.25%,
                              10/01/17                        998,640
                                                         ------------
                                                         $  8,858,645
                                                         ------------
                              INSURED SPECIAL TAX - 1.4%
Aaa       AAA        $1,750   City of Phoenix, Civic
                              Improvement Excise Tax,
                              (MBIA) 6.60%, 7/01/08      $  1,972,268
                                                         ------------
                              INSURED WATER & SEWER - 1.6%
Aaa       AAA        $1,000   City of Chandler, Water
                              and Sewer, (FGIC) 6.25%,
                              7/01/13                    $  1,066,500
Aaa       AAA         1,200   City of Phoenix, Civic
                              Improvement Wastewater
                              Systems, (MBIA) 5.00%,
                              7/01/18                       1,151,532
                                                         ------------
                                                         $  2,218,032
                                                         ------------
                              SPECIAL TAX - 1.4%
Baa1      A          $1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/20             $    957,520
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/01/21                  956,720
                                                         ------------
                                                         $  1,914,240
                                                         ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              TRANSPORTATION - 4.3%
Aa        AA         $1,000   State of Arizona,
                              Transportation Board &
                              Highway, 5.00%, 7/01/10    $    993,860
Aa        AA          2,000   State of Arizona,
                              Transportation Board &
                              Highway, 5.10%, 7/01/11       1,987,240
NR        BBB         3,000   Guam Airport Authority,
                              (AMT) 6.70%, 10/01/23         3,092,040
                                                         ------------
                                                         $  6,073,140
                                                         ------------
                              UTILITIES - 19.7%
Ba2       BB         $2,500   Maricopa County, Pollution
                              Control, Public Service
                              Company of New Mexico,
                              Palo Verde Project,
                              6.375%, 8/15/23            $  2,506,100
Baa1      BBB         5,300   Navajo County, Pollution
                              Control, Arizona Public
                              Service Co., 5.875%,
                              8/15/28                       5,309,434
NR        AA+         1,000   Mohave County, Citizens
                              Utilities Company Project,
                              (AMT) 5.80%, 11/15/28         1,016,150
A         A+          1,000   Puerto Rico Telephone
                              Authority, Variable
                              1/01/20 (1)                   1,091,930
A1        AA-         1,000   Central Arizona Water
                              Conservation District,
                              Central Arizona Project,
                              5.50%, 11/01/09               1,054,270
NR        BBB         1,200   Guam Power Authority,
                              6.30%, 10/01/12               1,232,052
NR        BBB         1,250   Guam Power Authority,
                              6.30%, 10/01/22               1,274,900
Baa1      A-            550   Puerto Rico Electric Power
                              Authority, 7.00%, 7/01/07       599,115
Baa1      A-          4,500   Puerto Rico Electric Power
                              Authority, 5.00%, 7/01/12     4,267,935
Baa1      A-            370   Puerto Rico Electric Power
                              Authority, 7.125%, 7/01/14      406,452
Aa        AA          1,750   Salt River Project
                              Agricultural Improvement
                              and Power District, 5.50%
                              1/01/28                       1,755,128
Aa        AA          3,500   Salt River Project
                              Agricultural Improvement
                              and Power District, 5.25%,
                              1/01/25                       3,510,255

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Aa        AA          1,000   Salt River Project
                              Agricultural Improvement
                              and Power District, 6.25%,
                              1/01/27                       1,064,630
Aa        AA          1,000   Salt River Project
                              Agricultural Improvement
                              and Power District, 5.25%,
                              1/01/13                       1,002,060
Aa        AA          2,000   Salt River Project
                              Agricultural Improvement
                              and Power District, 5.25%,
                              1/01/19                       1,968,460
                                                         ------------
                                                         $ 28,058,871
                                                         ------------
                              WATER & SEWER - 7.0%
Aa        AA+        $2,000   State of Arizona,
                              Wastewater Management
                              Authority, 6.80%, 7/01/11  $  2,235,960
A1        A           1,100   City of Phoenix, Water
                              System, 5.00%, 7/01/18        1,051,400
A1        A           5,000   City of Phoenix, Water
                              System, 4.75%, 7/01/23        4,577,650
A1        A+          1,000   City of Tucson, Water
                              System, 6.50%, 7/01/16        1,087,520
A1        A+          1,000   City of Tucson, Water
                              System, 5.50%, 7/01/10        1,041,440
                                                         ------------
                                                         $  9,993,970
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $131,097,970)        $142,169,027
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio primarily invests in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1996, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.4% to 1.5% of total investments.
                       See notes to financial statements

                                    -------
                         Colorado Municipals Portfolio
                  Portfolio of Investments - January 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              ESCROWED - 3.7%
Aaa       AAA        $4,000   Colorado Health Facilities
                              Authority, Liberty Heights
                              Project, (FSA) 0%, 7/15/24  $   648,440
Aaa       NR          5,500   Dawson Ridge County,
                              Metropolitan District, 0%,
                              10/1/22                         994,510
NR        AAA           150   Puerto Rico Highway and
                              Transportation Authority,
                              6.50%, 7/1/22                   172,286
                                                          -----------
                                                          $ 1,815,236
                                                          -----------
                              GENERAL OBLIGATIONS - 9.3%
A         NR         $  500   City of Aspen, 5.625%,
                              4/15/14                     $   506,215
A1        AA          1,000   Boulder and Gilpin
                              Counties, Boulder Valley
                              School District, 6.30%,
                              12/1/13                       1,074,490
NR        A             750   Larimer, Weld & Boulder
                              Counties, Thompson School
                              District, 6.05%, 12/15/08       798,578
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, 5.40%, 7/1/25             972,670
Baa1      A           1,000   Commonwealth of Puerto
                              Rico, Public Building
                              Authority, 5.75%, 7/1/15      1,013,710
NR        NR            100   Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/1/18                         107,543
                                                          -----------
                                                          $ 4,473,206
                                                          -----------
                              HOSPITALS - 12.3%
Baa1      BBB+       $1,250   Boulder County, Longmont
                              United Hospital, 5.875%,
                              12/1/20                     $ 1,226,663
Baa       BBB         2,050   Colorado Health Facilities
                              Authority, Rocky Mountain
                              Adventist Healthcare,
                              6.625%, 2/1/13                2,109,327
Baa1      NR          2,000   Colorado Health Facilities
                              Authority, Parkview
                              Memorial Hospital, 6.125%,
                              9/1/25                        1,958,440
NR        BBB-          650   Colorado Health Facilities
                              Authority, National Jewish
                              Center, 6.875%, 2/15/12         659,366
                                                          -----------
                                                          $ 5,953,796
                                                          -----------
                              HOUSING - 13.3%
NR        NR         $  350   Lake Creek Affordable
                              Housing Corporation,
                              Multi-family, 8.00%,
                              12/1/23                     $   360,665
NR        AAA         1,000   City of Lakewood,
                              Multi-family,
                              Mortgage Loan (FHA), (AMT)
                              6.65%, 10/1/25                1,042,750
Aa        NR          1,915   Colorado Housing and
                              Finance Authority, Single
                              Family Access Program,
                              7.90%, 12/1/24                2,170,844
Aa        NR            970   Colorado Housing and
                              Finance Authority, Single
                              Family Access Program,
                              8.00%, 12/1/24 (2)            1,106,072

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
Aa        NR            600   Colorado Housing and
                              Finance Authority, Single
                              Family, (AMT) 7.65%,
                              12/1/25                         674,117
NR        AAA         1,000   Denver County,
                              Multi-family, Lofts
                              Project, 6.15%, 12/1/16       1,021,810
                                                          -----------
                                                          $ 6,376,258
                                                          -----------
                              INDUSTRIAL DEVELOPMENTS
                              REVENUE - 3.5%
A2        NR         $1,750   Puerto Rico Pollution
                              Control, American Home
                              Products Corporation,
                              5.10%, 12/1/18              $ 1,661,660
                                                          -----------
                              INSURED EDUCATION - 2.1%
Aaa       AAA        $1,000   Board of Trustees of the
                              State Colleges in Colorado,
                              Adams State College of
                              Colorado Project, (MBIA)
                              5.70%, 5/15/14              $ 1,032,090
                                                          -----------
                              INSURED GENERAL OBLIGATIONS - 13.8%
Aaa       AAA        $  500   City and County of Denver
                              School District #1, (MBIA)
                              5.125%, 12/1/12             $   488,125
Aaa       AAA         1,000   Douglas and Elbert
                              Counties, Douglas County
                              School District, (MBIA)
                              6.40%, 12/15/11               1,095,080
Aaa       AAA         1,750   Eagle, Garfield & Routt
                              Counties, School District
                              No. RE 50J, (FGIC) 6.30%,
                              12/1/12                       1,914,745
Aaa       AAA         1,100   Highlands Ranch
                              Metropolitan District No.
                              2, Douglas County, (CGIC),
                              6.50%, 6/15/12 (2)            1,239,249
Aaa       AAA         1,000   Poudre School District R-1
                              of Larimer County, (MBIA)
                              6.50%, 12/15/11               1,094,270
Aaa       AAA           750   Pueblo County School
                              District No.70, Pueblo
                              Rural, (AMBAC) 6.40%,
                              12/1/14                         808,013
                                                          -----------
                                                          $ 6,639,482
                                                          -----------
                              INSURED HOSPITALS - 13.8%
Aaa       AAA        $2,500   Colorado Health Facilities
                              Authority, Sisters of
                              Charity, (MBIA) 5.25%,
                              5/15/14                     $ 2,465,125
Aaa       AAA         2,000   Colorado Health Facilities
                              Authority, Boulder
                              Community Hospital, (MBIA)
                              5.875%, 10/1/23               2,064,580
Aaa       AAA         2,000   Colorado Springs Hospital,
                              (MBIA) 6.00% 12/15/24 (4)     2,098,560
                                                          -----------
                                                          $ 6,628,265
                                                          -----------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              INSURED HOUSING - 2.3%
Aaa       AAA        $1,000   City of Thornton, SCA
                              Realty MFMR, (FSA) 7.10%,
                              1/1/30                      $ 1,105,060
                                                          -----------
                              INSURED UTILITIES - 0.7%
Aaa       AAA        $  300   Puerto Rico Electric Power
                              Authority, (FSA) 7/1/03 (1) $   351,495
                                                          -----------
                              INSURED SPECIAL TAX - 2.2%
Aaa       AAA        $1,000   City of Broomfield Sales
                              and User Tax, (AMBAC)
                              6.30%, 12/1/14              $ 1,064,770
                                                          -----------
                              INSURED TRANSPORTATION - 4.4%
Aaa       AAA        $2,100   City and County of Denver,
                              Denver International
                              Airport, (MBIA) 5.60%,
                              11/15/20 (4)                $ 2,117,829
                                                          -----------
                              INSURED WATER & SEWER - 2.0%
Aaa       AAA        $1,000   Municipal Subdistrict,
                              Northern Colorado Water
                              Conservancy District,
                              (AMBAC) 5.00%, 12/1/17      $   957,650
                                                          -----------
                              SPECIAL TAX - 5.5%
Baa1      A          $2,750   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/1/20               $ 2,633,180
                                                          -----------
                              TRANSPORTATION - 5.7%
Baa3      BB         $1,500   City and County of Denver,
                              Colorado Special Facilities
                              Airport System, United
                              Airlines, (AMT) 6.875%,
                              10/1/32 (3)                 $ 1,551,645
Baa       BBB           500   City and County of Denver,
                              Colorado Airport System,
                              (AMT) 6.75%, 11/15/22 (3)       526,285

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
Baa       BBB           500   City and County of Denver,
                              Colorado Airport System,
                              (AMT) 7.50%, 11/15/23           557,940
NR        BBB           100   Guam Airport Authority,
                              (AMT) 6.70%, 10/1/23            103,068
                                                          -----------
                                                          $ 2,738,938
                                                          -----------
                              UTILITIES - 5.4%
NR        BBB        $  350   Guam Power Authority,
                              5.25%, 10/1/13              $   323,418
NR        BBB           500   Guam Power Authority,
                              6.625%, 10/1/14                 524,285
Aa        A+          1,750   Platte River Power
                              Authority, 5.50%, 6/1/18      1,752,151
                                                          -----------
                                                          $ 2,599,854
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $44,485,539)          $48,148,769
                                                          ---------
                                                          ---------

(1) The above designated securities have been issued as inverse floater bonds.
(2) When-issued security.
(3) Security has been segregated to cover when-issued securities.
(4) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio primarily invests in debt securities issued by Colorado municipalities. The ability of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1996, 41.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.6% to 25.9% of total investments.
                       See notes to financial statements

                                    -------
                        Connecticut Municipals Portfolio
                  Portfolio of Investments - January 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              EDUCATION -- 9.1%
Baa       BBB       $ 1,000   Connecticut HEFA,
                              University of Hartford,
                              6.75%, 7/1/12               $  1,040,170
Baa       BBB         5,500   Connecticut HEFA,
                              University of Hartford,
                              6.80%, 7/1/22                  5,709,550
NR        BBB-        4,775   Connecticut HEFA,
                              Quinnipiac College, 6.00%,
                              7/1/23                         4,625,065
Baa       A           1,000   Connecticut HEFA, Sacred
                              Heart University, 6.80%,
                              7/1/12                         1,085,710
NR        BBB-        1,000   Connecticut HEFA, Sacred
                              Heart University, 5.80%,
                              7/1/23                           940,010
NR        A           1,125   Connecticut HEFA, Taft
                              School, 5.40%, 7/1/20          1,120,399
Aaa       AAA         3,400   Connecticut HEFA, Yale
                              University, 7.791%,
                              6/10/30 (1)                    3,620,184
                                                          ------------
                                                          $ 18,141,088
                                                          ------------
                              ESCROWED TO MATURITY - 2.9%
NR        AA-       $   650   State of Connecticut
                              General Obligations Bonds,
                              6.875%, 7/15/10             $    733,440
NR        AAA           800   Connecticut Special Tax
                              Obligation Bonds (STO),
                              Transportation
                              Infrastructure Purposes,
                              6.75%, 6/1/11                    919,232
Aaa       AA-           645   Connecticut STO
                              Transportation
                              Infrastructure Purposes,
                              6.50%, 7/1/09                    708,191
A1        NR            300   Amity RSD No. 5 Bonds,
                              6.80%, 6/15/08                   324,900
NR        A-          1,630   City of Stratford,
                              Government Obligations
                              Bonds, 7.30%, 3/1/12           1,885,013
NR        AAA         1,000   Puerto Rico Industrial
                              Medical & Environmental
                              Pollution Control
                              Facilities, Dr. Pila
                              Hospital, 7.85%, 8/1/28        1,114,790
                                                          ------------
                                                          $  5,685,566
                                                          ------------
                              GENERAL OBLIGATIONS - 4.5%
A         AA-       $ 2,000   City of Bridgeport, 6.125%,
                              3/1/05                      $  2,176,900
Aa        AA-         1,750   State of Connecticut,
                              Capital Appreciation Bonds,
                              0%, 11/1/09                      869,068
Aa        AA-         1,000   State of Connecticut,
                              5.50%, 3/15/10                 1,049,090
Aa        AA-           500   State of Connecticut,
                              5.50%, 3/15/11                   521,935
Aa        AA          1,270   City of Danbury, 4.50%,
                              2/1/14                         1,154,468
Aa1       NR            650   City of Farmington, 5.70%,
                              1/15/11                          702,468
NR        BBB           500   Government of Guam, 5.40%,
                              11/15/18                         464,710

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
Aa1       AA+           925   City of Norwalk Maritime
                              Center Project Bonds,
                              6.05%, 2/1/09                    996,493
NR        NR          1,000   Virgin Islands PFA Revenue
                              Bonds, 7.25%, 10/1/18          1,075,430
                                                          ------------
                                                          $  9,010,562
                                                          ------------
                              HEALTH CARE (NON-HOSPITAL) - 12.3%
A1        AA-       $   600   Connecticut HEFA, Nursing
                              Home Program (NHP) (Noble
                              Horizons), 6.00%, 11/1/22   $    618,216
A1        AA-         1,000   Connecticut HEFA, (NHP)
                              (Jewish Home-Fairfield),
                              6.25%, 11/1/20                 1,059,270
A1        AA-           655   Connecticut HEFA, (NHP)
                              (St. Camillus), 6.25%,
                              11/1/18                          693,822
A1        AA-         3,250   Connecticut HEFA, (NHP)
                              (St. Joseph's Manor) 6.25%,
                              11/1/16                        3,434,535
A1        AA-         1,365   Connecticut HEFA, (NHP)
                              (Sharon Healthcare) 6.25%,
                              11/1/14                        1,449,316
A2        NR          9,000   Connecticut Development
                              Authority Health Care Bonds
                              (Duncaster), 6.75%, 9/1/15     9,671,760
A1        AA-           720   Connecticut HEFA, (NHP)
                              (Highland View), 7.00%,
                              11/1/07                          824,141
A1        AA-           335   Connecticut HEFA, (NHP)
                              (Wadsworth Glen), 7.00%,
                              11/1/07                          383,454
A1        AA-         2,000   Connecticut HEFA, (NHP)
                              (Wadsworth Glen), 7.50%,
                              11/1/16                        2,329,660
A1        AA-           500   Connecticut HEFA (NHP)
                              Windsor Nursing Home
                              7.125%, 11/1/24                  566,425
A1        AA-         3,000   Connecticut HEFA, (NHP)
                              (Windsor), 7.125%, 11/1/14     3,409,830
                                                          ------------
                                                          $ 24,440,429
                                                          ------------
                              HOSPITALS - 7.2%
NR        A-        $ 3,770   Connecticut HEFA, William
                              W. Backus Hospital, 6.375%,
                              7/1/22                      $  3,902,214
Baa1      NR          9,150   Connecticut HEFA, Griffin
                              Hospital, 5.75%, 7/1/23        8,337,403
NR        BBB-        2,000   Connecticut HEFA, New
                              Britan Memorial Hospital,
                              7.75%, 7/1/22                  2,168,800
                                                          ------------
                                                          $ 14,408,417
                                                          ------------
                              HOUSING - 10.5%
Aa        AA        $   100   Connecticut HFA Mortgage
                              Revenue Bonds (MRB), 7.40%,
                              11/15/99                    $    104,177
Aa        AA            250   Connecticut HFA, (MRB),
                              7.10%, 11/15/00                  263,120

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA            200   Connecticut HFA, (MRB),
                              7.00%, 11/15/09                  213,472
Aa        AA          6,200   Connecticut HFA, (MRB),
                              6.70%, 11/15/12                6,640,510
Aa        AA            210   Connecticut HFA, (MRB),
                              6.55%, 11/15/13                  222,020
Aa        AA          3,000   Connecticut HFA, (MRB),
                              6.20%, 5/15/14                 3,102,210
Aa        AA          1,700   Connecticut HFA, (MRB),
                              6.35%, 5/15/17                 1,784,864
Aa        AA+           140   Connecticut HFA, (MRB),
                              7.625%, 11/15/17                 145,254
Aa        AA          1,340   Connecticut HFA, (MRB),
                              6.90%, 5/15/20                 1,398,947
Aa        AA          1,750   Connecticut HFA, (MRB),
                              6.20%, 5/12/21                 1,783,180
Aa        AA            100   Connecticut HFA, (MRB),
                              6.70%, 11/5/22                   103,606
Aa        AA          2,500   Connecticut HFA, (MRB),
                              6.60%, 11/15/23                2,632,250
Aa        AA          2,000   Connecticut HFA, (MRB),
                              6.75%, 11/15/23                2,126,200
NR        AA            305   Puerto Rico HFC, (MRB),
                              7.50%, 10/1/11                   319,518
                                                          ------------
                                                          $ 20,839,328
                                                          ------------
                              INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL
                              REVENUES - 4.7%
Aaa       AAA       $ 1,000   Connecticut Development
                              Authority PCR (Pfizer
                              Inc.), 6.55%, 2/15/13       $  1,104,280
Aa        AA-         2,000   Connecticut Development
                              Authority (Economic
                              Development Projects),
                              Revenue Bonds, 6.00%,
                              11/15/08                       2,128,880
A1        A+          2,000   Connecticut Development
                              Authority (New England
                              Power Company Project),
                              7.25%, 10/15/15                2,176,120
NR        BBB+        3,065   Connecticut Development
                              Authority Airport Facility
                              (Signature flight) 6.625%,
                              12/1/14                        3,146,805
Baa3      BB+           700   Puerto Rico Port Authority
                              American Airlines, 6.30%,
                              6/1/23                           716,758
                                                          ------------
                                                          $  9,272,843
                                                          ------------
                              INSURED AIRPORTS - 4.9%
Aaa       AAA       $ 8,200   State of Connecticut
                              Airport Revenue Bonds,
                              Bradley International
                              Airport, (FGIC), 7.65%,
                              10/1/12                     $  9,787,192
                                                          ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              INSURED COLLEGE AND UNIVERSITY - 3.9%
Aaa       AAA       $   725   Connecticut HEFA, Fairfield
                              University (MBIA), 5.00%,
                              7/1/18                      $    700,321
Aaa       AAA         1,200   Connecticut HEFA,
                              Connecticut College (MBIA),
                              6.625%, 7/1/11                 1,304,904
Aaa       AAA         2,000   Connecticut HEFA, Trinity
                              College (MBIA), 6.00%,
                              7/1/22                         2,095,220
Aaa       AAA         1,555   Connecticut HEFA, Choate
                              Rosemary College (MBIA),
                              6.80%, 7/1/15 (2)              1,751,925
Aaa       AAA           750   Connecticut HEFA, Loomis
                              Chafee (MBIA), 6.00%,
                              7/1/15                           790,867
Aaa       AAA         1,000   Connecticut HEFA, Loomis
                              Chafee (MBIA), 6.00%,
                              7/1/25                         1,047,560
                                                          ------------
                                                          $  7,690,797
                                                          ------------
                              INSURED MISCELLANEOUS - 1.6%
Aaa       AAA       $ 2,160   Connecticut Municipal
                              Electric Energy Cooperative
                              Bonds (MBIA), 5.00%, 1/1/18 $  2,087,359
Aaa       AAA         1,000   South Central Connecticut
                              Water Authority Revenue
                              Bonds 5.75%, 8/1/12            1,043,820
                                                          ------------
                                                          $  3,131,179
                                                          ------------
                              INSURED GENERAL OBLIGATIONS - 3.3%
Aaa       AAA       $ 1,220   Town of Bethel, (MBIA),
                              6.50%, 2/15/09              $  1,412,711
Aaa       AAA           740   Town of Stratford, (MBIA),
                              6.60%, 3/1/11                    867,717
Aaa       AAA         1,000   City of New Britain,
                              (MBIA), 6.00%, 3/1/12          1,094,400
Aaa       AAA         1,000   Town of Plainfield, (MBIA),
                              6.375%, 8/1/11                 1,089,320
Aaa       AAA         2,000   Puerto Rico Public Building
                              Authority Bonds (AMBAC),
                              5.50%, 7/1/25                  2,013,360
                                                          ------------
                                                          $  6,477,508
                                                          ------------
                              INSURED HEALTHCARE - 0.8%
Aaa       AAA       $ 1,735   Connecticut HEFA, (NHP)
                              (St. Joseph's Living
                              Center), (AMBAC) 5.10%,
                              11/1/19                     $  1,686,004
                                                          ------------
                              INSURED HOSPITAL - 11.2%
Aaa       AAA       $ 1,000   Connecticut HEFA,
                              Bridgeport Hospital (MBIA),
                              6.625%, 7/1/18              $  1,103,810
NR        AAA         1,600   Connecticut HEFA,
                              Bridgeport Hospital (CLEE),
                              5.25%, 7/1/15                  1,561,872
Aaa       AAA         6,750   Connecticut HEFA, St.
                              Francis Hospital (FGIC),
                              5.00%, 7/1/23                  6,384,150
Aaa       AAA         1,500   Connecticut HEFA, Lawrence
                              and Memorial Hospital
                              (MBIA), 5.00%, 7/1/13          1,464,165

                                    -------
                  CONNECTICUT MUNICIPALS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         5,750   Connecticut HEFA, Lawrence
                              and Memorial Hospital
                              (MBIA), 5.00%, 7/1/22          5,498,150
Aaa       AAA         1,000   Connecticut HEFA, Hospital
                              of St. Raphael (AMBAC),
                              6.50%, 7/1/11                  1,160,920
Aaa       AAA         1,500   Connecticut HEFA, Hospital
                              of St. Raphael (AMBAC),
                              6.625%, 7/1/14                 1,627,410
Aaa       AAA         2,000   Connecticut HEFA, Yale-New
                              Haven Hospital (MBIA),
                              6.50%, 7/1/12                  2,191,740
Aaa       AAA         1,200   Connecticut HEFA, Yale-New
                              Haven Hospital (MBIA),
                              7.10%, 7/1/25                  1,340,016
                                                          ------------
                                                          $ 22,332,233
                                                          ------------
                              INSURED SOLID WASTE - 1.0%
Aaa       AAA       $ 2,000   Connecticut Resources
                              Recovery Authority Mid-
                              Connecticut System Bonds
                              (MBIA), 5.50%, 11/15/12     $  1,997,640
                                                          ------------
                              INSURED WATER AND SEWER - 0.8%
Aaa       AAA       $ 1,750   Connecticut Development
                              Authority Water Facilities
                              Bonds, Connecticut Water
                              Company (AMBAC), (AMT),
                              5.875%, 9/1/22              $  1,786,855
                                                          ------------
                              SOLID WASTE - 8.1%
A         NR        $ 2,500   Bristol Resource Recovery
                              Facility Operating
                              Committee, (Ogden Martin
                              Systems), 6.50%, 7/1/14     $  2,672,350
Baa1      AA-           450   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 8.00%,
                              11/15/15                         495,581
Baa1      A           1,000   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 8.10%,
                              11/15/15                       1,103,850
A2        A           4,250   Connecticut Resources
                              Recovery Authority
                              (American REF-FUEL
                              Company), (AMT), 6.45%,
                              11/15/22                       4,462,628

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
NR        A-          7,970   Eastern Connecticut
                              Resource Recovery
                              Authority, (Wheelabrator
                              Lisbon), 5.50%, 1/1/20         7,325,068
                                                          ------------
                                                          $ 16,059,477
                                                          ------------
                              SPECIAL TAX - 4.8%
A1        AA-       $ 1,000   State of Connecticut STO,
                              5.40%, 9/1/10               $  1,015,640
A1        AA-         3,180   State of Connecticut STO,
                              6.125%, 9/1/12                 3,526,429
Baa1      A           4,465   Puerto Rico Highway &
                              Transportation Authority,
                              series x, 5.50%, 7/1/15        4,475,314
Baa1      A             500   Puerto Rico Highway &
                              Transportation Authority
                              5.50%, 7/1/15                    505,335
                                                          ------------
                                                          $  9,522,718
                                                          ------------
                              STUDENT LOANS - 2.4%
A1        NR        $   440   Connecticut Higher
                              Education Supplemental Loan
                              Authority Revenue Bonds
                              (AMT), 7.375%, 11/15/05     $    467,795
A1        NR          1,340   Connecticut Higher
                              Education Supplemental Loan
                              Authority Revenue Bonds
                              (AMT), 6.20%, 11/15/09         1,397,647
A1        NR          2,760   Connecticut Higher
                              Education Supplemental Loan
                              Authority Revenue Bonds
                              (AMT), 7.50%, 11/15/10         2,943,098
                                                          ------------
                                                          $  4,808,540
                                                          ------------
                              UTILITY - 4.3%
NR        BBB       $ 1,100   Guam Power Authority
                              Revenue Bonds, 6.625%,
                              10/1/14                     $  1,153,427
NR        BBB         3,625   Guam Power Authority
                              Revenue Bonds, 6.30%,
                              10/1/22                        3,697,210
NR        NR          3,500   Virgin Islands Water and
                              Power Authority, Electric
                              Revenue System Bonds 7.40%,
                              7/1/11                         3,758,825
                                                          ------------
                                                          $  8,609,462
                                                          ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              WATER & SEWER REVENUE - 1.7%
Aa        AA+       $ 1,250   State of Connecticut Clean
                              Water Fund Revenue Bonds,
                              6.00%, 10/1/12              $  1,393,075
NR        A+          2,225   Connecticut Development
                              Authority Water Facilities,
                              Stamford Water Company,
                              5.30%, 9/1/28                  2,151,263
                                                          ------------
                                                          $  3,544,338
                                                          ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $190,611,515)         $199,232,176
                                                          ----------
                                                          ----------

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1996, 27.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.3% to 14.0% of total investments.
                       See notes to financial statements

                                    -------
                         Michigan Municipals Portfolio
                  Portfolio of Investments - January 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              EDUCATION - 1.1%
NR        BBB-       $2,000   Puerto Rico Polytechnic
                              University, 6.50%, 8/1/24  $  2,078,560
                                                         ------------
                              ELECTRIC UTILITIES - 3.5%
NR        BBB        $1,000   Guam Power Authority,
                              6.625%, 10/1/14            $  1,048,570
A1        AA-         2,000   MI Pub Power Agency Belle
                              River Project, 5.00%,
                              1/1/19                        1,877,960
Baa1      BBB+          500   MI South Central Power
                              Agency Supply System,
                              6.75%, 11/1/10                  534,350
Baa1      BBB         1,790   Monroe County, MI PCR
                              Detroit Edison Project,
                              7.75%, 12/1/19                1,977,126
Baa1      A-          1,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/1/12        948,430
Baa1      A-            365   Puerto Rico Electric Power
                              Authority, 7.125%, 7/1/14       400,960
                                                         ------------
                                                         $  6,787,396
                                                         ------------
                              ESCROWED - 7.6%
Aa        NR         $2,550   Clintondale, MI Community
                              Schools, 6.75%, 5/1/24     $  2,937,141
Ba1       AAA           500   Detroit, MI General
                              Obligation, 8.00%, 4/1/11       595,280
NR        AA            940   Detroit City School
                              District, MI School
                              Building and Site, 7.15%,
                              5/1/11                        1,084,224
Aaa       AAA         1,000   Lake Orion, MI School
                              District General
                              Obligation, 7.00%, 5/1/20     1,189,620
Aaa       AAA           750   MI HFA, Oakwood Hospital,
                              7.20%, 11/1/15                  858,608
Aaa       AAA         3,500   Monroe County, MI EDC
                              Mercy Memorial Hospital,
                              7.00%, 9/1/21                 4,047,225
NR        AA            955   Okemos Public Schools,
                              MI School Building and
                              Site, 6.90%, 5/1/11           1,090,400
NR        NR          2,400   Wyandotte School District,
                              MI School Building and
                              Site, 6.90%, 5/1/16           2,740,272
                                                         ------------
                                                         $ 14,542,770
                                                         ------------
                              GENERAL OBLIGATIONS - 5.2%
Aa        AA         $  500   Avondale School District,
                              Michigan School Building
                              and Site, 6.75%, 5/1/14    $    544,180
Ba1       BBB           500   Detroit City, Michigan,
                              6.70%, 4/1/10                   534,530
Ba1       BBB         5,630   Detroit City, Michigan,
                              6.35%, 4/1/14                 5,786,627
A         AA            500   East Lancing, Michigan
                              Building Authority, 7.00%,
                              10/1/16                         536,295
Aa        AA          1,350   Martin, Michigan Public
                              School Building and Site,
                              6.60%, 5/1/20                 1,434,415

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Aa        AA          1,000   Mattawan, Michigan
                              Consolidated Schools,
                              6.40%, 5/1/09                 1,084,910
                                                         ------------
                                                         $  9,920,957
                                                         ------------
                              HOSPITALS - 13.5%
A         A          $  450   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 7.50%, 8/15/11      $    496,787
A         A           4,550   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 5.50%, 8/15/23         4,309,578
A         A           5,500   Michigan HFA Detroit
                              Medical Center Obligated
                              Group, 6.25%, 8/15/13         5,650,700
Aa        AA            250   Michigan HFA Henry Ford
                              Continuing Care
                              Corporation, 6.75%, 7/1/11      270,350
A1        NR          2,970   Michigan HFA McLaren
                              Obligated Group, 5.375%,
                              10/15/13                      2,888,800
A1        NR          6,000   Michigan HFA McLaren
                              Obligated Group, 4.50%,
                              10/15/21                      5,020,260
A         A           4,130   Michigan HFA MidMichigan
                              Obligated Group, 6.625%,
                              6/1/10                        4,286,857
NR        NR          1,000   Michigan HFA Presbyterian
                              Villages, 6.50%, 1/1/25         989,630
Aa        AA          1,750   Royal Oak, Michigan
                              William Beaumont Hospital,
                              6.75%, 1/1/20                 1,867,303
                                                         ------------
                                                         $ 25,780,265
                                                         ------------
                              HOUSING - 1.7%
NR        A+         $1,210   Michigan HDA Rental
                              Housing (AMT), 7.15%,
                              4/1/10                     $  1,312,305
NR        A+          1,000   Michigan HDA Rental
                              Housing, 7.10%, 4/1/21        1,069,080
NR        AA+           895   Michigan HDA Single Family
                              Mortgage, 6.95%, 12/1/20        957,516
                                                         ------------
                                                         $  3,338,901
                                                         ------------
                              INDUSTRIAL DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 9.3%
Baa1      BBB        $6,970   Dickinson, Michigan PCR-
                              Champion International,
                              5.85%, 10/1/18             $  6,874,720
A3        A-          6,970   Michigan Strategic Fund-
                              General Motors, 6.20%,
                              9/1/20                        7,243,991
NR        BBB+          110   Michigan Strategic
                              Fund-KMart
                              Corporation, 6.80%,
                              6/15/07                          92,777
NR        NR          3,000   Michigan Strategic Fund-
                              SD Warren Company, 7.375%,
                              (AMT) 1/15/22                 3,146,850
NR        BB            530   Richmond, Michigan EDC
                              KMart Corporation, 6.625%,
                              1/1/07                          442,656
                                                         ------------
                                                         $ 17,800,994
                                                         ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED EDUCATION - 5.4%
Aaa       AAA        $  500   Eastern Michigan
                              University, (AMBAC),
                              6.375%, 6/1/14             $    530,995
Aaa       AAA         1,500   Ferris State University,
                              Michigan (MBIA), 5.25%,
                              10/1/15                       1,490,790
Aaa       AAA         1,100   Ferris State University,
                              Michigan (MBIA), 5.25%,
                              10/1/20                       1,092,399
Aaa       AAA           500   Michigan Higher Education
                              Student Loan (AMBAC),
                              6.875%, 10/1/07                 535,405
Aaa       AAA         3,510   Wayne State University,
                              Michigan (AMBAC), 5.65%,
                              11/15/15                      3,585,114
Aaa       AAA         2,600   Western Michigan
                              University (FGIC), 5.00%,
                              7/15/21                       2,463,838
Aaa       AAA           500   Western Michigan
                              University (AMBAC), 6.50%,
                              7/15/21                         534,820
                                                         ------------
                                                         $ 10,233,361
                                                         ------------
                              INSURED ELECTRIC UTILITIES - 2.8%
Aaa       AAA        $  300   Michigan Strategic Fund,
                              Detroit Edison Company
                              (FGIC), 6.95%, 5/1/11      $    355,452
Aaa       AAA         4,000   Michigan Strategic Fund,
                              Detroit Edison Company
                              (FGIC), 6.95%, 9/1/21         4,382,520
Aaa       AAA           550   Monroe County, Michigan
                              PCR Detroit Edison Company
                              (FGIC) (AMT), 7.65%,
                              9/1/20                          619,108
                                                         ------------
                                                         $  5,357,080
                                                         ------------
                              INSURED GENERAL OBLIGATIONS - 14.2%
Aaa       AAA        $2,000   Chippewa Valley, Michigan
                              School District (FGIC),
                              5.00%, 5/1/21              $  1,895,560
Aaa       AAA         1,000   Dearborn, Michigan School
                              District (MBIA), 5.00%,
                              5/1/10                          988,880
Aaa       AAA           545   Goodrich, Michigan School
                              District (AMBAC), 5.70%,
                              5/1/15                          559,514
Aaa       AAA         2,000   Grand Ledge, Michigan
                              School District (MBIA),
                              7.875%, 5/1/11                2,503,700
Aaa       AAA         2,000   Grand Ledge, Michigan
                              School
                              District (MBIA), 5.375%,
                              5/1/24                        1,972,640
Aaa       AAA         2,000   Holland City, Michigan
                              School District (AMBAC),
                              0%, 5/1/17                      615,020
Aaa       AAA         1,000   Holly, Michigan School
                              District (FGIC), 5.625%,
                              5/1/25                        1,007,770
Aaa       AAA         1,500   Iron Mountain, Michigan
                              School District (AMBAC),
                              5.125%, 5/1/21 (1)            1,435,425
Aaa       AAA         4,500   Livonia, Michigan School
                              District (FGIC), 5.125%,
                              5/1/22                        4,260,690
Aaa       AAA         2,000   Lowell, Michigan Schools
                              (FGIC), 0%, 5/1/16              656,560
Aaa       AAA         2,000   Napoleon, Michigan School
                              District (FGIC) 5.50%,
                              5/1/20                        2,004,460

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Aaa       AAA         1,000   Napoleon, Michigan School
                              District (FGIC) 5.50%,
                              5/1/24                          997,060
Aaa       AAA         2,610   Okemos, Michigan Public
                              Schools (MBIA), 0%, 5/1/16      861,900
Aaa       AAA           500   Pellston, Michigan Public
                              Schools (MBIA), 6.625%,
                              5/1/12                          546,435
Aaa       AAA         4,000   Riverview Community School
                              District, Michigan
                              (AMBAC), 5.25%, 5/1/21        3,853,480
Aaa       AAA         1,245   Traverse, Michigan Public
                              Schools (MBIA), 5.70%,
                              5/1/16                        1,268,680
Aaa       AAA         1,400   Vicksburg Community
                              Schools, Michigan (MBIA),
                              0%, 5/1/16                      452,410
Aaa       AAA         1,000   Vicksburg Community
                              Schools, Michigan (MBIA),
                              0%, 5/1/17                      305,610
Aaa       AAA         1,000   Western, Michigan School
                              District (MBIA), 5.70%,
                              5/1/15                        1,023,260
                                                         ------------
                                                         $ 27,209,054
                                                         ------------
                              INSURED HEALTHCARE - 0.7%
Aaa       AAA        $1,250   Farmington Hills, Michigan
                              EDC-Botsford Continuing
                              Care (MBIA), 5.75%,
                              2/15/25                    $  1,272,450
                                                         ------------
                              INSURED HOSPITAL - 10.1%
Aaa       AAA        $3,000   Dearborn City, Michigan
                              EDC Oakwood Obligated
                              Group (MBIA), 5.25%,
                              8/15/14                    $  2,944,200
Aaa       AAA         1,000   Dearborn City, Michigan
                              EDC Oakwood Obligated
                              Group (MBIA), 5.25%,
                              8/15/21                         969,900
Aaa       AAA         3,500   Jackson County, Michigan
                              HFA W.A. Foote Memorial
                              (FGIC), 4.75%, 6/1/15         3,232,845
Aaa       AAA         5,735   Kalamazoo City, Michigan
                              HFA Borgess Medical Center
                              (FGIC), 5.25%, 6/1/17         5,619,268
Aaa       AAA         3,200   Michigan HFA Linked Bulls
                              & Bears (FSA), 6.10%,
                              8/15/22                       3,408,288
Aaa       AAA         2,215   Michigan HFA Mercy
                              Memorial Hospital (MBIA),
                              5.25%, 6/1/21                 2,157,321
Aaa       AAA         1,000   Michigan HFA Foote
                              Memorial Hospital (FGIC),
                              5.25%, 6/1/23                   967,520
                                                         ------------
                                                         $ 19,299,342
                                                         ------------
                              INSURED HOUSING - 0.3%
Aaa       AAA        $  500   Michigan HDA Parkway
                              Meadows Projects (FSA),
                              6.85%, 10/15/18            $    535,390
                                                         ------------
                              INSURED SPECIAL TAX - 0.2%
Aaa       AAA        $  400   Grand Rapids, Michigan
                              Downtown Development
                              Authority Tax Increment
                              (MBIA), 6.875%, 6/1/24     $    446,800
                                                         ------------

                                    -------
                    MICHIGAN TAX FREE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED TRANSPORTATION - 3.7%
Aaa       AAA        $4,000   Michigan State Trunk Line
                              (FGIC), 5.80%, 11/15/24    $  4,092,920
Aaa       AAA         1,000   Wayne County, Michigan
                              Airport (MBIA), 5.25%,
                              12/1/13                         973,960
Aaa       AAA         2,000   Wayne County, Michigan
                              Airport (MBIA), 5.25%,
                              (AMT) 12/1/21                 1,950,160
                                                         ------------
                                                         $  7,017,040
                                                         ------------
                              INSURED WATER & SEWER - 8.9%
Aaa       AAA        $  300   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/1/09     $    287,067
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/1/10          378,008
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/1/11          375,008
Aaa       AAA           400   Clinton Township, Michigan
                              Water and Sewage System
                              (AMBAC), 4.75%, 7/1/12          374,816
Aaa       AAA         4,425   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 6.25%, 7/1/12         4,997,418
Aaa       AAA         7,180   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 4.75%, 7/1/19 (2)     6,626,422
Aaa       AAA         4,035   Detroit City, Michigan
                              Water Supply System
                              (FGIC), 5.50%, 7/1/25         4,017,246
                                                         ------------
                                                         $ 17,055,985
                                                         ------------
                              MISCELLANEOUS - 3.4%
A1        AA         $  590   Michigan Municipal Bond
                              Authority Local Government
                              Loan, 6.90%, 5/1/21        $    667,438
A1        AA          2,550   Michigan Municipal Bond
                              Authority Local Government
                              Loan-Qualified School,
                              6.50%, 5/1/07                 2,852,685
A1        AA            760   Michigan Municipal Bond
                              Authority Local Government
                              Loan, 6.50%, 5/1/08             847,871
NR        A-          2,000   Michigan Strategic
                              Environmental Research
                              Institute, 6.375%, 8/15/12    2,122,420
                                                         ------------
                                                         $  6,490,414
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              SOLID WASTE - 1.6%
NR        BBB-       $1,915   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08 $  1,982,025
NR        BBB-        1,000   Greater Detroit, Michigan
                              Resource Recovery
                              Authority, 9.25%, 12/13/08    1,035,000
                                                         ------------
                                                         $  3,017,025
                                                         ------------
                              SPECIAL TAX REVENUE - 5.8%
NR        BBB+       $  250   Battle Creek, Michigan
                              Downtown Development
                              Authority Tax Increment,
                              7.60%, 5/1/16              $    285,958
NR        BBB+        1,315   Battle Creek, Michigan
                              Downtown Development
                              Authority Tax Increment,
                              7.65%, 5/1/22                 1,508,423
NR        A           7,650   Detroit City Convention
                              Facility, Michigan Cobo
                              Hall Expansion Project,
                              5.25%, 9/30/12 (2)            7,219,458
NR        A           1,825   Michigan Muni Bond
                              Authority Local Government
                              Loan Project, 6.75%,
                              5/1/12                        2,017,410
                                                         ------------
                                                         $ 11,031,249
                                                         ------------
                              WATER AND SEWER - 1.0%
Aa        AA         $1,895   Lansing City, Michigan
                              Water and Electric Utility
                              System, 4.90%, 7/1/10      $  1,837,751
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $177,452,450)        $191,052,784
                                                         ----------
                                                         ----------

(1) When-issued security.
(2) Security has been segregated to cover when-issued securities.

The Portfolio primarily invests in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1996, 46.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.4% to 23.6% of total investments.
                       See notes to financial statements

                                    -------
                         Minnesota Municipals Portfolio
                  Portfolio of Investments - January 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              EDUCATION - 3.3%
A         NR         $  100   Minnesota Higher Education
                              Facilities Authority, St.
                              Olaf College, 6.25%, 4/1/10 $   100,144
Baa       NR          1,000   Minnesota Higher Education
                              Facilities Authority, St.
                              Mary's College, 6.15%,
                              10/1/23                       1,043,490
Aa        NR            250   Minnesota Higher Education
                              Facilities Authority,
                              MacAlister College, 5.55%,
                              3/1/16                          253,725
Aa        AA          1,250   University of Minnesota,
                              Variable, 8/15/03 (1)         1,299,763
                                                          -----------
                                                          $ 2,697,122
                                                          -----------
                              ESCROWED - 6.1%
Aaa       AAA        $  565   Duluth MN Economic
                              Development Authority, The
                              Duluth Clinic, (AMBAC)
                              6.30%, 11/1/22              $   639,947
Aa1       AA+         1,700   State of Minnesota,
                              Variable, 8/1/11 (1)          2,094,162
Aaa       AAA         1,960   Western Minnesota Municipal
                              Power Agency, 6.375%,
                              1/1/16                        2,168,309
                                                          -----------
                                                          $ 4,902,418
                                                          -----------
                              GENERAL OBLIGATIONS - 5.7%
Aaa       AAA        $  700   City of Minneapolis, 6.25%,
                              4/1/12                      $   756,917
Aaa       AAA         1,000   City of Minneapolis, Sports
                              Arena Project, 5.20%,
                              10/1/24                         988,170
Aaa       AAA           200   Cities of Minneapolis & St.
                              Paul, (AMT), 6.60%, 1/1/09      216,814
Aaa       AAA           300   Cities of Minneapolis & St.
                              Paul, (AMT), 6.60%, 1/1/10      325,221
Aa1       AA+         1,000   State of Minnesota, 5.40%,
                              8/1/13                        1,005,490
Aa1       AA+         1,000   State of Minnesota, Duluth
                              Airport, (AMT), 6.25%,
                              8/1/14                        1,063,980
A         AA-           200   City of Saint Cloud,
                              Variable, 8/1/13 (1)            218,080
                                                          -----------
                                                          $ 4,574,672
                                                          -----------
                              HEALTHCARE (NON-HOSPITAL) - 6.0%
A         A-         $1,250   St. Paul Minnesota Housing
                              and Redevelopment
                              Authority, Group Health
                              Plan, Inc., 6.75%, 12/1/13  $ 1,346,125
A         A-            250   St. Paul Minnesota Housing
                              and Redevelopment
                              Authority, Group Health
                              Plan, Inc., 6.90%, 10/15/22     271,770
NR        BBB+        2,120   City of Red Wing, Minnesota
                              Health Care Facilities
                              Revenue, River Region
                              Obligated Group, 6.50%,
                              9/1/22                        2,169,862
NR        NR          1,000   St. Paul Minnesota Housing
                              and Redevelopment
                              Authority, Elder Care
                              Facility-Care Institute,
                              Inc., 8.75%, 11/1/24          1,025,520
                                                          -----------
                                                          $ 4,813,277
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              HOSPITALS - 7.3%
NR        AA+        $2,200   City of Rochester,
                              Minnesota Health Care
                              Facilities, Mayo
                              Foundation/Medical Center,
                              Variable 11/15/15 (1)       $ 2,370,588
Baa       BBB-        1,000   St. Paul Housing and
                              Redevelopment Authority,
                              Healtheast Project, 6.625%,
                              11/1/17                       1,017,440
Baa       BBB-        2,500   St. Paul Housing and
                              Redevelopment Authority,
                              Healtheast Project, 6.625%,
                              11/1/17                       2,543,600
                                                          -----------
                                                          $ 5,931,628
                                                          -----------
                              HOUSING - 19.2%
NR        AAA        $  300   City of Coon Rapids, Multi-
                              Family, Browns Meadow
                              Manor, (FHA), (AMT), 6.85%,
                              8/1/33                      $   309,282
NR        AAA         1,395   County of Dakota, Housing
                              and Redevelopment
                              Authority, Multi-Family
                              (GNMA),
                              7.375%, 12/1/29               1,527,190
Aa        NR          1,200   City of Maplewood, Multi-
                              Family, Beaver Creek
                              Apartments, (FHA),
                              6.50%, 9/1/24                 1,261,752
NR        AAA            90   Minneapolis and St. Paul
                              Housing Finance Board,
                              (GNMA), (AMT),
                              7.30%, 8/1/31                    95,527
Aa        AA+           385   Minnesota Housing Finance
                              Agency, Single Family
                              Mortgage, 7.70%, 7/1/14         413,740
Aa        AA+           380   Minnesota Housing Finance
                              Agency, Single-Family,
                              (AMT), 7.05%, 7/1/22            402,895
Aa        AA+           445   Minnesota Housing Finance
                              Agency, Single-Family,
                              6.95%, 7/1/16                   477,289
Aa        AA+         1,000   Minnesota Housing Finance
                              Agency, Single-Family,
                              (AMT), 6.75%, 7/1/12          1,064,470
Aa        AA+         1,235   Minnesota Housing Finance
                              Agency, Single-Family,
                              (AMT), 6.85%, 1/1/24          1,305,914
Aa        AA+         4,200   Minnesota Housing Finance
                              Agency, Single-Family,
                              (AMT), 6.50%, 1/1/26          4,351,704

                                    -------
                   MINNESOTA MUNICIPALS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA            690   Minnesota Housing Finance
                              Agency, Single-Family,
                              (AMT), 6.75%, 1/1/26            726,708
Aa        NR          1,250   St. Louis Park,
                              Multi-Family Mortgage,
                              6.25%, 12/1/28                1,291,025
Aaa       NR          1,685   St. Paul, Multi-Family
                              Mortgage, Sun Cliffe
                              Project, 6.00%, 7/1/31        1,686,299
NR        AAA           225   St. Paul, Minnesota Housing
                              and Redevelopment
                              Authority, Single-Family
                              (FNMA), 6.95%, 12/1/31          238,019
NR        AAA           355   St. Paul, Minnesota Housing
                              and Redevelopment
                              Authority, Single-Family
                              (FNMA), 6.90%, 12/1/21          375,578
                                                          -----------
                                                          $15,527,392
                                                          -----------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL - 8.3%
NR        AA-        $  300   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 6.40%,
                              12/1/04                     $   318,816
NR        BBB+          100   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 7.35%,
                              12/1/09                         106,988
NR        BBB+        1,250   City of Minneapolis,
                              Minnesota Community
                              Development Agency, 7.40%,
                              12/1/21                       1,326,613
NR        BBB+        1,605   City of Minneapolis,
                              Minnesota Community
                              Development Agency, (AMT),
                              6.80%, 12/1/24                1,640,518
Aa3       NR          3,000   Seaway Port Authority of
                              Duluth, Minnesota, Cargill,
                              Inc., 6.80%, 5/1/12           3,276,000
                                                          -----------
                                                          $ 6,668,935
                                                          -----------
                              INSURED GENERAL OBLIGATION - 1.8%
Aaa       AAA        $1,330   St. Francis, Minnesota
                              Independent School District
                              No. 15, (CGIC), 6.35%,
                              2/1/12                      $ 1,463,226
                                                          -----------
                              INSURED HOSPITALS - 19.2%
Aaa       AAA        $1,435   Duluth Economic Development
                              Authority, The Duluth
                              Clinic, (AMBAC), 6.30%,
                              11/1/22                     $ 1,537,301
Aaa       AAA           100   Minneapolis and St. Paul
                              Health Care Systems, Health
                              One Obligated Group,
                              (MBIA), 7.40%, 8/15/11          112,865
Aaa       AAA         3,345   Minneapolis and St. Paul
                              Health Care Systems,
                              Healthspan, (AMBAC), 4.75%,
                              11/15/18                      3,082,284
Aaa       AAA           250   City of Minneapolis,
                              Minnesota Hospital Revenue,
                              Fairview Hospital and
                              Healthcare, (MBIA), 6.50%,
                              1/1/11                          276,348

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
Aaa       AAA           450   Plymouth, Minnesota Health
                              Facilities, Westhealth
                              Project, (CGIC), 6.25%,
                              6/1/16                          481,761
Aaa       AAA         1,000   City of Saint Cloud,
                              Minnesota Hospital
                              Facilities, The Saint Cloud
                              Hospital, (AMBAC), 6.75%,
                              7/1/15                        1,098,750
Aaa       AAA         1,000   City of Saint Cloud,
                              Minnesota Hospital
                              Facilities, The Saint Cloud
                              Hospital, (AMBAC), 5.30%,
                              10/1/20                         985,040
Aaa       AAA         2,650   City of St. Louis Park,
                              Minnesota, Health Care
                              Facilities Health System
                              Minnesota Obligated Group,
                              (AMBAC), 5.20%, 7/1/23        2,593,025
Aaa       AAA         5,250   St. Paul Housing and
                              Redevelopment Authority,
                              St. Paul-Ramsey Medical
                              Center Project, (AMBAC),
                              5.55%, 5/15/23                5,283,547
                                                          -----------
                                                          $15,450,921
                                                          -----------
                              INSURED HOUSING - 2.1%
Aaa       AAA        $1,500   SCA Tax Exempt Trust,
                              Burnsville, Minnesota
                              Multi-Family, (FSA), 7.10%,
                              1/1/30                      $ 1,657,590
                                                          -----------
                              INSURED SPECIAL TAX - 3.8%
Aaa       AAA        $3,000   St. Paul Housing and
                              Redevelopment Authority,
                              Civic Center Project,
                              (MBIA), 5.45%, 11/1/13      $ 3,038,160
                                                          -----------
                              INSURED UTILITIES - 5.8%
Aaa       AAA        $  300   Northern Municipal Power
                              Agency, (AMBAC), 6.00%,
                              1/1/19                      $   305,487
Aaa       AAA           450   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 5.00%, 1/1/12           439,844
Aaa       AAA           300   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), Variable, 1/1/18
                              (1)                             313,110
Aaa       AAA         6,950   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 0%, 1/1/21            1,834,592
Aaa       AAA         6,000   Southern Minnesota
                              Municipal Power Agency,
                              (MBIA), 0%, 1/1/25            1,278,780

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              INSURED UTILITIES - (CONTINUED)
Aaa       AAA           510   Western Minnesota Municipal
                              Power Agency, (MBIA),
                              5.50%, 1/1/15                   511,483
                                                          -----------
                                                          $ 4,683,296
                                                          -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 2.8%
Baa1      NR         $  350   City of Cambridge,
                              Minnesota Economic
                              Development Authority,
                              6.25%, 2/1/14               $   361,435
Aa        AA          1,770   Hennepin County, Minnesota
                              Lease Revenue Certificates
                              of Participation, 6.80%,
                              5/15/17                       1,913,246
                                                          -----------
                                                          $ 2,274,681
                                                          -----------
                              SOLID WASTE - 0.6%
Aa3       AA-        $  450   Anoka County, Minnesota
                              Solid Waste Disposal,
                              National Rural Utility,
                              (AMT), 6.95%, 12/1/08       $   492,800
                                                          -----------
                              UTILITIES - 5.2%
A3        A-         $1,000   Bass Brook, Minnesota
                              Pollution Control Revenue,
                              Minnesota Power & Light
                              Company, 6.00%, 7/1/22      $ 1,011,760
A         A           1,500   Northern Municipal Power
                              Agency, Minnesota Electric,
                              7.25%, 1/1/16                 1,614,420
A         A+          1,100   Southern Minnesota
                              Municipal Power Agency,
                              5.00%,
                              1/1/12                        1,061,335
A1        A             450   Western Minnesota Municipal
                              Power Agency, 7.00%, 1/1/13     469,436
                                                          -----------
                                                          $ 4,156,951
                                                          -----------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------
                              WATER & SEWER - 2.8%
Aa1       AAA        $  100   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 7.00%, 3/1/09      $   109,140
Aa1       AAA           150   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 6.70%, 3/1/13          165,690
Aa1       AAA         1,835   Minnesota Public Facilities
                              Authority Water Pollution
                              Control, 6.50%, 3/1/14        2,024,042
                                                          -----------
                                                          $ 2,298,872
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $74,342,228)          $80,631,939
                                                          ---------
                                                          ---------

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio primarily invests in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1996, 32.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.1% to 19.3% of total investments.
                       See notes to financial statements

                                    -------
                        New Jersey Municipals Portfolio
                  Portfolio of Investments - January 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              COGENERATION - 3.4%
NR        BB+       $12,750   New Jersey Economic
                              Development Authority,
                              Vineland Cogeneration
                              Limited Partnership,
                              (AMT), 7.875%, 6/1/19      $ 13,815,390
                                                         ------------
                              EDUCATION - 3.1%
Baa1      BBB       $ 2,480   New Jersey Educational
                              Facilities Authority,
                              Seton Hall University,
                              7.00%, 7/1/21              $  2,718,030
Aa1       AA+         1,000   New Jersey Educational
                              Facilities Authority,
                              Princeton Theological
                              Seminary, 6.375%, 7/1/22      1,084,500
NR        NR          8,800   New Jersey Higher
                              Educational Student Loan
                              Bonds, (AMT), 0%, 7/1/10      3,377,088
NR        BBB-          750   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 5.50%, 8/1/24       679,260
NR        BBB-        1,000   Puerto Rico Industrial,
                              Tourist, Educational,
                              Medical and Environmental
                              Authority, Polytechnic
                              University, 6.50%, 8/1/24     1,039,280
A1        AA          2,500   Rutgers, The State
                              University of New Jersey,
                              6.85%, 5/1/21                 2,740,700
A         AA          1,000   University of Medicine and
                              Dentistry of New Jersey,
                              7.20%, 12/1/19                1,112,870
                                                         ------------
                                                         $ 12,751,728
                                                         ------------
                              ESCROWED/PREREFUNDED - 2.6%
Aaa       AAA       $   870   The City of Newark,
                              (AMBAC), Prerefunded to
                              10/1/99, 7.375%, 10/1/07   $    985,519
NR        NR          2,000   County of Passaic,
                              Prerefunded to 9/1/99,
                              6.70%, 9/1/13                 2,212,740
Baa1      AAA         5,645   Puerto Rico Aqueduct and
                              Sewer Authority,
                              Prerefunded to 7/1/98,
                              7.875%, 7/1/17                6,285,708
Aa        AAA         1,205   New Jersey Health Care
                              Facilities Financing
                              Authority, Barnett
                              Hospital, (FHA),
                              Prerefunded to 8/1/01,
                              6.80%, 8/1/19                 1,367,192
                                                         ------------
                                                         $ 10,851,159
                                                         ------------
                              GENERAL OBLIGATIONS - 13.5%
NR        BBB       $ 9,745   Government of Guam, 5.40%,
                              11/15/18                   $  9,057,198
NR        A+          5,000   The Hudson County
                              Improvement Authority,
                              6.625%, 8/1/25                5,349,400

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Aa1       NR          3,000   Mercer County Improvement
                              Authority Solid Waste, 0%,
                              4/1/10                        1,436,580
Baa1      A           2,000   Commonwealth of Puerto
                              Rico, 5.50%, 7/1/17           1,980,020
Baa1      A           1,990   Commonwealth of Puerto
                              Rico, 6.45%, 7/1/17           2,143,031
Baa1      A           5,000   Commonwealth of Puerto
                              Rico, 6.50%, 7/1/23           5,401,150
Baa1      A           4,925   Commonwealth of Puerto
                              Rico, 5.40%, 7/1/25           4,790,400
Baa1      A           4,000   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.75%,
                              7/1/15                        4,054,840
Baa1      A           2,075   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.75%,
                              7/1/16                        2,103,448
Baa1      A           5,125   Puerto Rico Public
                              Buildings Authority,
                              Public Education and
                              Health Facilities, 5.50%,
                              7/1/21                        5,048,843
NR        NR         13,350   Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/1/18                      14,356,990
                                                         ------------
                                                         $ 55,721,900
                                                         ------------
                              HEALTHCARE (NON-HOSPITAL) - 1.9%
NR        NR        $ 1,400   New Jersey Economic
                              Development Authority,
                              Claremont Health System,
                              8.75%, 9/1/22              $  1,495,200
NR        NR          2,500   New Jersey Economic
                              Development Authority,
                              Victoria Health, 7.65%,
                              1/1/14                        2,452,300
NR        NR          3,630   New Jersey Economic
                              Development Authority,
                              Forsgate, 8.625% 6/1/25       3,733,310
                                                         ------------
                                                         $  7,680,810
                                                         ------------
                              HOSPITALS - 7.4%
Aa        AAA       $ 9,585   New Jersey Health Care
                              Facilities Financing
                              Authority, Barnett
                              Hospital, (FHA), 6.80%,
                              8/1/19                     $ 10,360,043
A         A-          2,300   New Jersey Health Care
                              Facilities Financing
                              Authority, Atlantic City
                              Medical Center, 6.80%,
                              7/1/11                        2,485,449
Baa1      NR          5,875   New Jersey Health Care
                              Facilities Financing
                              Authority, Deborah Heart
                              and Lung Center, 6.30%,
                              7/1/23                        6,063,764

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              HOSPITALS - (CONTINUED)
Baa       NR          2,000   New Jersey Health Care
                              Facilities Financing
                              Authority, Southern Ocean
                              County Hospital, 6.25%,
                              7/1/23                        1,984,280
A         A-         10,425   New Jersey Health Care
                              Facilities Financing
                              Authority, Chilton
                              Memorial Hospital, 5.00%,
                              7/1/13                        9,734,552
                                                         ------------
                                                         $ 30,628,088
                                                         ------------
                              HOUSING - 3.8%
NR        AAA       $ 2,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Presidential Plaza, (FHA),
                              6.95%, 5/1/13              $  2,138,460
NR        AAA         3,700   New Jersey Housing and
                              Mortgage Finance Agency,
                              Presidential Plaza, (FHA),
                              7.00%, 5/1/30                 3,935,320
NR        AA+         1,975   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 7.10%, 11/1/11     2,114,001
NR        AA+         1,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 7.10%, 11/1/12     1,070,380
NR        A+          3,715   New Jersey Housing and
                              Mortgage Finance Agency,
                              Section 8, 6.60%, 11/1/14     3,890,125
NR        A+          1,000   New Jersey Housing and
                              Mortgage Finance Agency,
                              Rental Housing, (AMT),
                              7.10%, 5/1/22                 1,061,880
NR        AA+         1,250   New Jersey Housing and
                              Mortgage Finance Agency,
                              Rental Housing, (AMT),
                              7.25%, 11/1/22                1,323,213
Aaa       AAA           300   Puerto Rico Housing
                              Finance Corporation
                              Mortgage Revenue (GNMA),
                              6.85%, 10/15/23                 207,043
                                                         ------------
                                                         $ 15,740,422
                                                         ------------
                              INDUSTRIAL DEVELOPMENT/POLLUTION
                              CONTROL - 8.3%
NR        NR        $ 2,000   Middlesex County Pollution
                              Control Financing
                              Authority, Amerada Hess
                              Corporation, 7.875%,
                              6/1/22                     $  2,278,380
NR        NR          4,000   Middlesex County Pollution
                              Control Financing
                              Authority, Amerada Hess
                              Corporation, 6.875%,
                              12/1/22                       4,259,120
Aa1       NR          3,000   New Jersey Economic
                              Development Authority,
                              Garden State Paper
                              Company, (AMT), 7.125%,
                              4/1/22                        3,134,610

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
NR        NR          2,000   New Jersey Economic
                              Development Authority, The
                              Seeing Eye, Inc., 7.30%,
                              4/1/11                        2,150,480
NR        NR          5,640   New Jersey Economic
                              Development Authority,
                              Holt Hauling, (AMT),
                              8.95%, 12/15/19               5,982,968
NR        NR          1,160   New Jersey Economic
                              Development Authority,
                              National Association of
                              Accountants, Inc. 7.65%,
                              7/1/09                        1,256,732
NR        AA-         3,300   New Jersey Economic
                              Development Authority, Oak
                              Grove Associates, 6.125%,
                              12/1/06                       3,497,274
Baa1      A-          2,135   New Jersey Economic
                              Development Authority,
                              GATX Terminals
                              Corporation, 7.30%, 9/1/19    2,437,316
Aa3       AA-         1,300   Puerto Rico Industrial,
                              Medical and Environmental
                              Pollution Control
                              Authority, Motorola, Inc.,
                              6.75%, 1/1/14                 1,417,507
Baa3      BB+         7,750   Puerto Rico Port
                              Authority, American
                              Airlines, (AMT), 6.30%,
                              6/1/23                        7,935,536
                                                         ------------
                                                         $ 34,349,923
                                                         ------------
                              INSURED EDUCATION - 0.5%
Aaa       AAA       $ 2,000   New Jersey State
                              Educational Facilities
                              Authority, Seton Hall
                              University, (BIGI), 6.85%,
                              7/1/19                     $  2,189,120
                                                         ------------
                              INSURED HEALTHCARE - 0.6%
Aaa       AAA       $ 2,500   New Jersey Economic
                              Development Authority,
                              Clara Maass Health System,
                              (FSA), 5.00%, 7/1/25       $  2,378,025
                                                         ------------
                              INSURED HOSPITALS - 0.9%
Aaa       AAA       $ 2,000   New Jersey Health Care
                              Facilities Financing
                              Authority, Hackensack
                              Medical Center, (FGIC),
                              6.25%, 7/1/21              $  2,086,260
Aaa       AAA         1,570   New Jersey Health Care
                              Facilities Financing
                              Authority, Cathedral
                              Health Services, (MBIA),
                              7.25%, 2/15/21                1,777,538
                                                         ------------
                                                         $  3,863,798
                                                         ------------
                              INSURED HOUSING - 1.3%
Aaa       AAA       $ 1,410   New Jersey Housing and
                              Mortgage Finance Agency,
                              (MBIA), 7.375%, 10/1/17    $  1,483,940

                                    -------
                  NEW JERSEY MUNICIPALS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED HOUSING - (CONTINUED)
Aaa       AAA         1,740   New Jersey Housing and
                              Mortgage Finance Agency,
                              (AMT), (MBIA), 7.70%,
                              10/1/29                       1,840,694
Aaa       AAA         1,745   Pennsauken Township
                              Housing Finance
                              Corporation, (MBIA),
                              8.00%, 4/1/11                 1,829,371
                                                         ------------
                                                         $  5,154,005
                                                         ------------
                              INSURED LEASE REVENUE - 4.9%
Aaa       AAA       $ 3,900   County of Atlantic, Public
                              Facilities Lease
                              Agreement, (FGIC), 6.00%,
                              3/1/13                     $  4,329,819
Aaa       AAA         1,750   County of Hudson, New
                              Jersey Correctional
                              Facility, (MBIA), 6.50%,
                              12/1/11                       1,925,840
Aaa       AAA         6,240   County of Hudson, New
                              Jersey Correctional
                              Facility, (MBIA), 6.60%,
                              12/1/21                       6,762,101
Aaa       AAA         2,500   County of Hudson, New
                              Jersey Improvement
                              Authority, Secondary Yield
                              Curve Notes, (FGIC),
                              Variable, 12/1/25 (1)         2,712,825
Aaa       AAA         1,800   County of Middlesex,
                              New Jersey Certificates of
                              Participation, (MBIA),
                              6.125%, 2/15/19               1,922,454
Aaa       AAA         2,225   University of Medicine and
                              Dentistry Certificates of
                              Participation, (MBIA),
                              6.75%, 12/1/09                2,445,431
                                                         ------------
                                                         $ 20,098,470
                                                         ------------
                              INSURED SOLID WASTE - 0.4%
Aaa       AAA       $ 1,500   The Mercer County
                              Improvement Authority,
                              Solid Waste Revenue,
                              (AMT), (FGIC), 6.70%,
                              4/1/13                     $  1,570,710
                                                         ------------
                              INSURED SPECIAL TAX - 0.6%
Aaa       AAA         2,375   New Jersey Economic
                              Development Authority,
                              Market Transition
                              Facility, (MBIA), 5.875%,
                              7/1/11                     $  2,522,060
                                                         ------------
                              INSURED TRANSPORTATION - 5.5%
Aaa       AAA       $ 8,000   Delaware River Port
                              Authority, (FGIC), 5.50%,
                              1/1/26                     $  8,048,160
Aaa       AAA         5,000   New Jersey Turnpike
                              Authority "RITES", (MBIA),
                              Variable, 1/1/16 (1)          6,593,200
Aaa       AAA         6,950   New Jersey Turnpike
                              Authority, (MBIA), 6.50%,
                              1/1/16                        8,109,260
                                                         ------------
                                                         $ 22,750,620
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED UTILITIES - 3.5%
Aaa       AAA       $ 2,750   New Jersey Economic
                              Development Authority, New
                              Jersey American Water Co.,
                              (AMT), (FGIC), 6.875%,
                              11/1/34                    $  3,072,025
Aaa       AAA        11,500   Salem County, New Jersey,
                              Public Service Electric
                              and Gas, (MBIA), 5.55%,
                              11/1/33                      11,507,475
                                                         ------------
                                                         $ 14,579,500
                                                         ------------
                              INSURED WATER & SEWER - 1.4%
Aaa       AAA       $ 2,500   Middlesex County Utilities
                              Authority, Sewer Revenue
                              (MBIA), Variable, 8/15/10
                              (1)                        $  2,841,625
Aaa       AAA         2,935   New Jersey Economic
                              Development Authority,
                              Middlesex Water, (MBIA),
                              5.25%, 2/1/29                 2,836,824
                                                         ------------
                                                         $  5,678,449
                                                         ------------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 3.1%
Baa1      A-        $   720   County of Atlantic, New
                              Jersey Public Facilities
                              Lease Agreement, 8.875%,
                              1/15/14                    $    995,918
Baa1      A-            785   County of Atlantic, New
                              Jersey Public Facilities
                              Lease Agreement, 8.875%,
                              1/15/15                       1,089,682
A1        NR          1,000   Township of Bedminster,
                              New Jersey Board of
                              Education, 7.125%, 9/1/10     1,132,310
Aa        AA-         1,000   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/1/14                 1,003,250
Aa        AA-         2,000   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/1/15                 2,006,500
Aa        AA-         1,500   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/1/16                 1,504,575
Aa        AA-         1,500   Mercer County Improvement
                              Authority, Richard J.
                              Hughes Justice Complex,
                              6.05%, 1/1/17                 1,504,575
Aa        AA-         1,250   New Jersey Building
                              Authority, 7.20%, 6/15/13     1,358,413
Aa        AA-         2,590   New Jersey Building
                              Authority, Garden State
                              Savings Bonds, 0%, 6/15/10    1,236,140
NR        A+          1,000   New Jersey Economic
                              Development Authority,
                              Performing Arts Center
                              Site Acquisition, 6.75%,
                              6/15/12                       1,083,870
                                                         ------------
                                                         $ 12,915,233
                                                         ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              LIFE CARE - 1.3%
NR        NR        $   300   New Jersey Economic
                              Development Authority,
                              Cadbury Corporation,
                              8.70%, 7/1/07              $    329,001
NR        NR            615   New Jersey Economic
                              Development Authority,
                              Cadbury Corporation,
                              7.50%, 7/1/21                   628,751
NR        NR          4,000   New Jersey Economic
                              Development Authority,
                              Keswick Pines, 8.75%,
                              1/1/24                        4,235,960
                                                         ------------
                                                         $  5,193,712
                                                         ------------
                              MISCELLANEOUS - 3.0%
A1        A+        $ 1,650   New Jersey Economic
                              Development Authority,
                              Economic Recovery Fund,
                              0%, 9/15/09                $    818,219
A1        A+          5,500   New Jersey Economic
                              Development Authority,
                              Economic Recovery Fund,
                              0%, 3/15/13                   2,232,175
NR        NR          7,600   New Jersey Sports and
                              Exposition Authority,
                              Monmouth Park, 8.00%,
                              1/1/25                        8,490,796
Aa        A+          1,000   New Jersey Sports and
                              Exposition Authority,
                              5.50%, 9/1/23                 1,011,820
                                                         ------------
                                                         $ 12,553,010
                                                         ------------
                              SOLID WASTE - 6.9%
Ba        NR        $ 3,655   The Atlantic County
                              Utilities Authority, Solid
                              Waste Revenue, 7.125%,
                              3/1/16                     $  3,754,928
Ba        BBB+        6,125   Pollution Control
                              Financing Authority of
                              Camden County, (AMT),
                              7.50%, 12/1/09                6,475,901
Ba        NR          5,975   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue (AMT), 0%,
                              4/1/14                        1,614,146
Ba        NR          6,000   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue (AMT), 0%,
                              4/1/15                        1,508,160
Ba        NR          3,000   Mercer County Improvement
                              Authority, Solid Waste
                              System Revenue (AMT), 0%,
                              4/1/16                          701,640
Ba        NR          1,500   Passaic County Utilities
                              Authority Solid Waste
                              System Revenue, 7.00%,
                              11/15/07                      1,523,565
NR        A-         11,930   Union County, New Jersey
                              Utilities Authority, Solid
                              Waste Revenue, (AMT),
                              7.20%, 6/15/14               12,746,012
                                                         ------------
                                                         $ 28,324,352
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              SPECIAL TAX - 2.1%
Baa1      A         $ 2,285   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/1/12             $  2,525,793
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/15                 1,010,670
Baa1      A           4,100   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/1/18                4,532,058
Baa1      BBB+          550   Puerto Rico Infrastructure
                              Financing Authority,
                              7.90%, 7/1/07                   602,426
                                                         ------------
                                                         $  8,670,947
                                                         ------------
                              TRANSPORTATION - 12.0%
NR        BBB       $ 1,250   Guam Airport Authority,
                              (AMT), 6.60%, 10/1/10      $  1,293,125
NR        BBB         2,000   Guam Airport Authority,
                              (AMT), 6.70%, 10/1/23         2,061,360
NR        BBB         1,400   Guam Airport Authority,
                              6.50%, 10/1/23                1,433,082
A1        AA-         5,000   The Port Authority of New
                              York and New Jersey,
                              (AMT), 6.25%, 1/15/27         5,203,350
A1        AA-         9,500   The Port Authority of New
                              York and New Jersey,
                              7.35%, 10/1/27 (2)           11,262,725
A1        AA-         2,645   The Port Authority of New
                              York and New Jersey,
                              6.75%, 8/1/26                 2,870,380
A1        AA-         5,950   The Port Authority of New
                              York and New Jersey,
                              5.375%, 3/1/28                5,999,802
A1        AA-         9,000   The Port Authority of New
                              York and New Jersey,
                              6.125%, 6/1/2094              9,801,810
Ba1       BB          5,100   The Port Authority of New
                              York and New Jersey, Delta
                              Air Lines Inc., 6.95%,
                              6/1/08                        5,539,416
Baa2      BB+         3,900   New Jersey Economic
                              Development Authority,
                              American Airlines, (AMT),
                              7.10%, 11/1/31                4,160,754
                                                         ------------
                                                         $ 49,625,804
                                                         ------------
                              UTILITIES - 5.8%
NR        BBB       $   100   Guam Power Authority,
                              5.25%, 10/1/13             $     92,405
NR        BBB           750   Guam Power Authority,
                              5.25%, 10/1/23                  674,460
NR        BBB         5,000   Guam Power Authority,
                              6.75%, 10/1/24                5,291,550
Baa2      BBB           625   New Jersey Economic
                              Development Authority,
                              Elizabethtown Gas Co.,
                              (AMT), 6.75%, 10/1/21           641,050

                                    -------
                  NEW JERSEY MUNICIPALS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              UTILITIES - (CONTINUED)
A2        A           1,455   New Jersey Economic
                              Development Authority,
                              Natural Gas Facilities,
                              7.05%, 3/1/16                 1,550,506
Baa1      A-            460   Puerto Rico Electric Power
                              Authority, 7.125%, 7/1/14       505,319
Baa1      A-          3,000   Puerto Rico Electric Power
                              Authority, 6.00%, 7/1/14      3,107,820
Baa1      A-          1,000   Puerto Rico Electric Power
                              Authority, 5.25%, 7/1/21        965,940
Baa1      A-          5,340   Puerto Rico Electric Power
                              Authority, 5.50%, 7/1/25      5,270,687
NR        NR          5,105   Virgin Islands Water and
                              Power Authority, Electric
                              System Revenue, 7.40%,
                              7/1/11                        5,482,515
                                                         ------------
                                                         $ 23,582,252
                                                         ------------
                              WATER & SEWER - 2.2%
A1        AA-       $ 2,000   Gloucester County
                              Utilities Authority,
                              6.50%, 1/1/21              $  2,131,180
A3        A           3,250   New Jersey Economic
                              Development Authority,
                              Elizabethtown Water
                              Revenue, (AMT), 6.70%,
                              8/1/21                        3,504,930
Aa        AA          1,400   New Jersey Wastewater
                              Treatment Trust, 7.25%,
                              5/15/08                       1,520,372
Aa        AA          1,000   New Jersey Wastewater
                              Treatment Trust, 6.875%,
                              6/15/09                       1,117,940

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Aa        AA            250   New Jersey Wastewater
                              Treatment Trust, 7.00%,
                              6/15/10                         280,185
A1        AA            500   The Somerset Raritan
                              Valley Sewerage Authority
                              6.75%, 07/1/10                  546,805
                                                         ------------
                                                         $  9,101,412
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $381,677,960)        $412,290,899
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio primarily invests in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1996, 19.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.2% to 13.3% of total investments.
                       See notes to financial statements

                                    -------
                       Pennsylvania Municipals Portfolio
                  Portfolio of Investments - January 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              ASSISTED LIVING - 2.7%
NR        NR        $ 2,680   Chester County IDA Senior
                              Lifechoice of Paoli,
                              8.05%, 1/1/24              $  2,715,992
NR        NR          5,000   Chester County IDA Senior
                              Lifechoice of Kimberton,
                              8.50%, 9/1/25                 5,096,100
NR        NR          5,000   Delaware County IDA Senior
                              Quarters Project, 5.625%,
                              9/1/25                        5,144,450
                                                         ------------
                                                         $ 12,956,542
                                                         ------------
                              COGENERATION - 5.6%
NR        NR        $12,000   PA EDA, Northampton
                              Generation Project (AMT),
                              6.50%, 1/1/13              $ 12,051,120
NR        BBB-        9,000   PA EDA, Colver Project,
                              (AMT), 7.125%, 12/1/15        9,729,270
NR        BBB-        5,000   PA EDA, Colver Project,
                              (AMT), 7.15%, 12/1/18         5,394,400
                                                         ------------
                                                         $ 27,174,790
                                                         ------------
                              EDUCATION - 4.8%
NR        BBB       $ 4,865   Erie Higher Education
                              Building Authority,
                              Mercyhurst College, 5.75%,
                              3/15/20                    $  4,864,611
Baa1      NR          1,500   Latrobe, Saint Vincent
                              College, 6.75%, 5/1/24        1,631,460
NR        AAA         2,000   Lehigh County, Allentown
                              College of St. Francis,
                              6.75%, 12/15/12               2,190,820
NR        A-          4,225   Scranton-Lackawanna,
                              Pennsylvania University,
                              University of Scranton,
                              6.40%, 3/1/07                 4,536,298
NR        AA          9,700   Swarthmore Borough,
                              Swarthmore College, 6.00%,
                              9/15/20                      10,232,530
                                                         ------------
                                                         $ 23,455,719
                                                         ------------
                              ESCROWED - 6.3%
Aaa       AAA       $ 5,600   Berks County, GO, (FGIC),
                              Variable, 11/15/20, (1)    $  6,667,192
Aaa       A-          1,750   Chester County, HEFA, Bryn
                              Mar Hospitals, 6.75%,
                              7/1/14                        2,014,390
Aaa       AAA         2,000   Doylestown Hospital
                              Authority, (AMBAC), 6.90%,
                              7/1/19                        2,217,800
Aaa       AAA         1,405   Lycoming County, GO,
                              (FGIC), 6.40%, 8/15/11        1,556,038
Aaa       AAA           945   Lycoming County, GO,
                              (FGIC), 6.40%, 8/15/11        1,046,588
NR        A-          1,000   PA HEFA, Elizabeth
                              College, 7.25%, 6/15/11       1,158,360
NR        A-          6,900   PA IDA, Economic
                              Development, 7.00%, 1/1/11    7,917,405

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
NR        A-          5,155   Philadelphia, Hospital and
                              Higher Education Facility
                              Authority, Presbyterian
                              Medical Center, 6.50%,
                              12/1/11                       5,962,272
Baa1      A           1,000   Puerto Rico Aqueduct &
                              Sewer, 7.90%, 7/1/07          1,114,070
Aaa       AAA           500   York County Hospital
                              Authority, (AMBAC), 7.00%,
                              7/1/21                          569,610
                                                         ------------
                                                         $ 30,223,725
                                                         ------------
                              GENERAL OBLIGATIONS - 6.2%
NR        A         $ 3,000   Chester Upland School
                              District, 6.375%, 9/1/21   $  3,170,040
NR        A           3,000   Dauphin County, GO, 6.90%,
                              6/2/26                        3,307,260
A1        A+          2,050   Lower Providence Township
                              Sewer Authority
                              Guaranteed, 6.75%, 5/1/22     2,310,166
NR        A           1,950   McKeesport Area School
                              District, GO, 5.00%,
                              4/1/13                        1,871,727
A1        AA-           465   Pennsylvania, 6.75%,
                              1/1/07                          509,073
A1        AA-           500   Pennsylvania, 6.75%,
                              1/1/08                          545,100
A1        AA-         5,435   Pennsylvania, 6.50%,
                              11/1/09                       5,872,789
A1        AA-         2,000   Pennsylvania, 6.375%,
                              9/15/12                       2,134,800
Baa1      A           5,100   Puerto Rico, 5.40%, 7/1/25    4,960,617
Baa1      A           2,000   Puerto Rico Aqueduct &
                              Sewer, 6.25%, 7/1/12          2,208,700
Baa1      A           3,375   Puerto Rico Aqueduct &
                              Sewer, 5.00%, 7/1/19          3,196,631
                                                         ------------
                                                         $ 30,086,903
                                                         ------------
                              HOSPITALS - 18.8%
NR        AAA       $ 2,440   Allegheny County, IDA,
                              Presbyterian Medical
                              Center, 6.75%, 2/1/26      $  2,610,507
Baa       BBB         2,000   Dauphin County, Community
                              General Osteopathic
                              Hospital, 7.375%, 6/1/16      2,154,840
NR        A-         10,250   Delaware County, Riddle
                              Memorial Hospital, 6.50%,
                              1/1/22                       10,394,320
NR        NR          4,755   Hazelton Luzerne County,
                              Saint Joseph Medical
                              Center, 8.375%, 7/1/12        4,992,890
Baa       NR          2,670   Indiana County, Indiana
                              Hospital, 7.125%, 7/1/23      2,788,815
NR        BBB+        3,500   Lebanon County, Good
                              Samaritan Hospital, 6.00%,
                              11/15/18                      3,377,570
A         A           3,250   Lehigh County, Muhlenberg
                              Hospital, 6.60%, 7/15/22      3,364,498
NR        BBB-        5,405   McKean County, Bradford
                              Hospital, 6.10%, 10/1/20      4,925,036
Baa1      BBB+        2,550   Monroeville, Forbes Health
                              System, 6.25%, 10/1/15        2,589,806

                                    -------
                 PENNSYLVANIA MUNICIPALS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              HOSPITALS - (CONTINUED)
NR        BBB+        2,615   Montgomery County,
                              Pottstown Medical Center,
                              6.875%, 11/15/20              2,697,896
A1        A+            500   PA Hospital and Higher
                              Education, Allegheny
                              General Hospital, 7.25%,
                              9/1/17                          549,120
A         BBB+        8,500   PA Hospital and Higher
                              Education, Albert Einstein
                              Medical Center, 7.625%,
                              4/1/11                        9,179,575
Baa1      BBB+       12,800   PA Hospital and Higher
                              Education, Graduate Health
                              System, 6.625%, 7/1/21       12,995,328
Baa1      A-         10,515   PA Hospital and Higher
                              Education, Temple
                              University Hospital,
                              6.625%, 11/15/23             11,034,231
Aa        AA          1,000   PA Hospital and Higher
                              Education, Children's
                              Hospital, 5.00%, 2/15/21        915,960
Aa        NR          4,750   Pottsville, Hospital
                              Authority, Daughters of
                              Charity, 5.00%, 8/15/12       4,523,948
Baa       NR          4,115   Somerset County, Community
                              Hospital Project, 6.75%,
                              3/1/11                        4,099,322
A         NR          7,000   Washington County,
                              Monongahela Valley
                              Hospital 6.75%, 12/1/08       7,554,820
                                                         ------------
                                                         $ 90,748,482
                                                         ------------
                              HOUSING - 7.2%
Aaa       NR        $ 2,175   Allegheny County SFMR,
                              (GNMA), 7.15%, 6/1/17      $  2,231,876
NR        AAA         2,900   Allegheny County SFMR,
                              Ladies Grand Army Project,
                              (FHA), 6.35%, 10/1/36         2,958,377
NR        AAA         1,000   Bucks County, Mortgage
                              Revenue Bonds, Warminster
                              Heights Project, (FHA),
                              Section 8-A, 6.80%, 8/1/12    1,051,520
Aa        AA          3,730   Pennsylvania HFA SFMR,
                              6.90%, 4/1/17                 3,943,617
Aa        AA          4,000   Pennsylvania HFA SFMR,
                              6.85%, 4/1/16                 4,216,320
Aa        AA          1,000   Pennsylvania HFA SFMR,
                              (AMT), Variable, 10/1/23,
                              (1)                           1,129,190
Aa        AA          8,350   Pennsylvania HFA SFMR,
                              (AMT), 7.50%, 10/1/25         9,177,903
Aaa       NR          3,000   Philadelphia Redevelopment
                              Authority, MF, 6.95%,
                              5/15/24                       3,186,180
A1        A           4,235   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage, (AMT), 7.10%,
                              4/1/24                        4,421,213

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
A1        A             265   Urban Redevelopment
                              Authority of Pittsburgh,
                              7.45%, 4/1/10                   282,416
A1        A           1,000   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage, 7.125%, 4/1/15      1,067,560
A1        A           1,055   Urban Redevelopment
                              Authority of Pittsburgh
                              Mortgage, (AMT), 7.40%,
                              4/1/24                        1,113,447
                                                         ------------
                                                         $ 34,779,619
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              AUTHORITY - 9.5%
A3        A         $ 6,950   Butler County IDA, Witco
                              Corporation Project,
                              5.85%, 12/1/23             $  7,058,212
NR        BB          1,005   Clearfield County IDA,
                              KMart Corporation, 6.80%,
                              5/15/07                         848,280
NR        A+          4,000   Franklin County IDA,
                              Corning Incorporated,
                              6.25%, 8/1/05                 4,399,480
NR        AAA         8,265   Mercer County IDA,
                              Hillcrest Nursing Center,
                              0%, 1/15/13                   2,424,207
A2        A          12,000   New Morgan IDA, New Morgan
                              Landfill, (AMT), 6.50%,
                              4/1/19                       12,750,240
Baa2      BBB-        5,000   Pennsylvania IDA,
                              Macmilliam Project, (AMT),
                              7.60%, 12/1/20                5,658,600
Baa1      BBB+        4,450   Pennsylvania IDA, Sun
                              Company Project, (AMT),
                              7.60%, 12/1/24                5,004,114
NR        NR          6,500   Philadelphia IDA
                              Refrigerated Enterprises
                              Project, (AMT), 9.05%,
                              12/1/19                       6,938,685
NR        BB          1,105   Shamokin IDA, KMart
                              Corporation, 6.70%, 7/1/07      923,868
                                                         ------------
                                                         $ 46,005,686
                                                         ------------
                              INSURED EDUCATION - 2.0%
Aaa       AAA       $ 5,000   Cumberland County Messiah
                              College Project, (AMBAC),
                              5.125%, 10/1/15            $  4,840,200
Aaa       AAA         2,500   PA Higher Education
                              Student Loan, (AMBAC),
                              (AMT), 7.15%, 9/1/21          2,698,675
Aaa       AAA         1,500   PA Higher Education
                              Student Loan, (AMBAC),
                              (AMT), Variable, 3/1/22,
                              (1)                           1,541,235
Aaa       AAA           700   PA Higher Education
                              Student Loan, (AMBAC),
                              (AMT), Variable, 9/1/26,
                              (1)                             773,283
                                                         ------------
                                                         $  9,853,393
                                                         ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED GENERAL OBLIGATIONS - 4.4%
Aaa       AAA       $ 1,750   Deer Lakes School
                              District, (MBIA), 6.45%,
                              1/15/19                    $  1,854,615
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/1/20                          572,055
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/1/21                          541,849
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/1/22                          513,227
Aaa       AAA         2,170   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/1/23                          486,123
Aaa       AAA         4,345   Elizabeth Forward School
                              District, (MBIA), 0%,
                              9/1/24                          921,966
Aaa       AAA         1,460   Haverford School District,
                              (FGIC), 6.125%, 6/1/14        1,532,066
Aaa       AAA         7,500   Keystone Oaks School
                              District, (AMBAC),
                              Variable, 9/1/16 (1)          7,951,350
Aaa       AAA         1,430   Mars Area School District,
                              (MBIA), 0%, 3/1/14              535,449
Aaa       AAA         3,200   Philadelphia General
                              Obligation, (MBIA), 5.00%,
                              5/15/20                       3,036,000
Aaa       AAA           655   Rochester Area School
                              District, (AMBAC), 0%,
                              5/1/10                          312,297
Aaa       AAA         2,795   Venango County General
                              Obligation, (AMBAC),
                              6.30%, 12/1/19                2,930,194
                                                         ------------
                                                         $ 21,187,191
                                                         ------------
                              INSURED HOSPITALS - 8.7%
Aaa       AAA       $ 1,170   Allegheny County
                              Children's Hospital of
                              Pittsburgh, (MBIA), 6.75%,
                              7/1/08                     $  1,252,848
Aaa       AAA         3,750   Allegheny County Magee-
                              Womens Hospital, (FGIC),
                              0%, 10/1/15                   1,285,913
Aaa       AAA         5,000   Allegheny County
                              University of Pittsburgh
                              Medical Center, (MBIA),
                              5.375%, 12/1/25               4,930,100
Aaa       AAA         1,400   Armstrong County Saint
                              Francis Health Care,
                              (AMBAC), 6.25%, 6/1/13        1,487,472
Aaa       AAA         2,500   Armstrong County Saint
                              Francis Health Care,
                              (AMBAC), 6.00%, 8/15/08       2,645,550
Aaa       AAA         4,400   Bucks County, IDA, Grand
                              View Hospital, (AMBAC),
                              5.25%, 7/1/21                 4,244,284
Aaa       AAA           775   Carbon County, Gnaden
                              Memorial Hospital,
                              (AMBAC), 7.00%, 11/15/14        843,324
Aaa       AAA           750   Erie County, Harlot
                              Medical Center, (AMBAC),
                              7.10%, 2/15/10                  824,258

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Aaa       AAA           230   Lehigh County Health East,
                              Incorporated, (MBIA),
                              7.00%, 7/1/15                   249,672
Aaa       AAA         5,000   Lehigh County, St. Luke's
                              Hospital, (AMBAC), 6.25%,
                              7/1/22                        5,294,200
Aaa       AAA         1,000   Montgomery County,
                              Abington Memorial
                              Hospital, (AMBAC),
                              Variable, 6/1/11 (1)          1,175,740
Aaa       AAA         5,000   Philadelphia Hospital &
                              Higher Education, PA
                              Hospital, (FGIC),
                              Variable, 2/15/12 (1)         5,011,450
Aaa       AAA         3,500   Sayre Health Care
                              Facilities Authority,
                              Guthrie Healthcare System,
                              (AMBAC), 6.00%, 3/1/21        3,591,910
Aaa       AAA         1,500   Scranton-Lackawanna, Mercy
                              Health Systems, (MBIA),
                              6.90%, 1/1/23                 1,608,015
Aaa       AAA         7,500   Washington County,
                              Shadyside Hospital,
                              (AMBAC), 5.75%, 12/15/14      7,687,650
                                                         ------------
                                                         $ 42,132,385
                                                         ------------
                              INSURED LEASE - 3.3%
Aaa       AAA       $ 4,595   Harrisburg Authority,
                              Dauphin County, Lease
                              Revenue, (CGIC), 6.25%,
                              6/1/10                     $  5,007,723
Aaa       AAA         3,000   Northumberland County,
                              Lease Revenue, (MBIA), 0%,
                              10/15/12                      1,248,660
Aaa       AAA        10,000   Commonwealth of
                              Pennsylvania, Lease
                              Revenue, (AMBAC), 5.00%,
                              7/1/15                        9,499,000
                                                         ------------
                                                         $ 15,755,383
                                                         ------------
                              INSURED SPECIAL TAX - 0.9%
Aaa       AAA       $ 4,895   PA Intergovernmental
                              Special Tax, (MBIA),
                              5.00%, 6/15/22             $  4,594,937
                                                         ------------
                              INSURED TRANSPORTATION - 0.5%
Aaa       AAA       $ 2,500   Delaware River Port
                              Authority (FGIC), 5.50%,
                              1/1/26                     $  2,515,050
                                                         ------------
                              INSURED UTILITIES - 5.5%
Aaa       AAA       $ 4,000   Beaver County IDA, Ohio
                              Edison Company, (FGIC),
                              7.00%, 6/1/21              $  4,375,800
Aaa       AAA        10,000   Beaver County IDA, Ohio
                              Edison Company, (FGIC),
                              7.05%, 10/1/20               11,194,400

                                    -------
                 PENNSYLVANIA MUNICIPALS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED UTILITIES - (CONTINUED)
Aaa       AAA         3,800   Puerto Rico Electric Power
                              Authority, (FSA),
                              Variable, 7/1/02 (1)          4,377,258
Aaa       AAA         6,050   Lehigh County IDA, PA
                              Power & Light Company,
                              (MBIA), 6.15%, 8/1/29         6,413,363
                                                         ------------
                                                         $ 26,360,821
                                                         ------------
                              INSURED WATER & SEWER - 3.5%
Aaa       AAA       $ 2,750   Allegheny County, Sewer
                              Revenue, (FGIC), 0%,
                              12/1/08                    $  1,420,292
Aaa       AAA         2,500   Philadelphia Water and
                              Wastewater, (FGIC),
                              Variable, 6/15/12 (1)         2,613,975
Aaa       AAA         9,000   Philadelphia Water and
                              Wastewater, (CGIC), 5.50%,
                              6/15/15                       9,025,380
Aaa       AAA         3,960   Philadelphia Water and
                              Wastewater, (CGIC), 5.00%,
                              6/15/16                       3,774,910
                                                         ------------
                                                         $ 16,834,557
                                                         ------------
                              MISCELLANEOUS - 4.1%
NR        AA        $   870   Pennsylvania
                              Infrastructure Investment
                              Authority, Pennvest,
                              6.80%, 9/1/10              $    983,996
NR        A          16,950   Pennsylvania Finance
                              Authority, Beaver County,
                              6.60%, 11/1/09               18,649,238
                                                         ------------
                                                         $ 19,633,234
                                                         ------------
                              NURSING HOMES - 2.0%
NR        NR        $ 3,500   Montgomery County IDA,
                              Geriatric Health Care
                              Institute, 8.375%, 7/1/23  $  3,689,665
NR        NR          1,460   Westmoreland County IDA,
                              Highland Health System,
                              9.250%, 6/1/22                1,552,389
NR        NR          1,190   Philadelphia Hospital &
                              Higher Education
                              Facilities, Protestant
                              Home, 8.625%, 7/1/21          1,224,795
NR        NR          2,750   Wilkens Area IDA, Fairview
                              Extended Care, 10.25%,
                              1/1/21                        3,158,980
                                                         ------------
                                                         $  9,625,829
                                                         ------------
                              SPECIAL TAX REVENUE - 0.4%
Baa1      A         $ 1,500   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/13              $  1,537,185
Baa1      BBB+          500   Puerto Rico Special Tax
                              Revenue, 7.50%, 7/1/09          543,150
                                                         ------------
                                                         $  2,080,335
                                                         ------------
                              UTILITIES - 3.6%
Baa3      BB+       $   500   Beaver County, IDA, Ohio
                              Edison Company, 7.75%,
                              9/1/24                     $    538,665

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
Baa1      BBB+        3,250   Delaware County, IDA,
                              Philadelphia Electric
                              Company, 7.375%, 4/1/21       3,547,668
Baa1      BBB+        4,070   Montgomery County, IDA,
                              Philadelphia Electric
                              Company, (AMT), 7.60%,
                              4/1/21                        4,443,055
Baa1      A-          3,370   Puerto Rico Electric Power
                              Authority Power Revenue,
                              0%, 7/1/17                    1,003,519
NR        NR          1,500   Virgin Islands Water and
                              Power Authority, 7.40%,
                              7/1/11                        1,610,925
A2        A           6,025   Washington County IDA West
                              Penn Power Company, 6.05%,
                              4/1/14                        6,297,993
                                                         ------------
                                                         $ 17,441,825
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $449,367,988)        $483,446,406
                                                         ----------
                                                         ----------

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio primarily invests in debt securities issued by Pennsylvania municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1996, 28.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.9% to 15.0% of total investments.
                       See notes to financial statements

                                    -------
                           Texas Municipals Portfolio
                  Portfolio of Investments - January 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              EDUCATION - 3.7%
Aa1       AA        $   250   University of Texas,
                              6.75%, 8/15/13 (1)         $    278,688
A         NR            700   Brazo Texas Higher
                              Education Authority,
                              6.50%, 6/1/04                   749,546
                                                         ------------
                                                         $  1,028,234
                                                         ------------
                              ELECTRIC UTILITIES - 1.6%
NR        BBB       $   500   Guam Power Authority,
                              5.25%, 10/1/23             $    449,640
                                                         ------------
                              ESCROWED - 3.8%
NR        NR        $   200   Bexar County, Texas, St.
                              Luke's Lutheran Hospital,
                              7.00%, 5/1/21              $    243,792
Aaa       NR          1,000   Central Texas Housing
                              Corporation Single Family,
                              0%, 9/1/16                      308,440
Aaa       AAA            85   Harris County, Texas, Toll
                              Road Unlimited Tax and
                              Subordinate Lien, 6.625%,
                              8/15/17                          90,463
Aaa       AAA           200   Montgomery County, Texas
                              Hospital District (FSA),
                              6.625%, 4/1/17                  227,978
Aaa       AAA           150   Texas National Research
                              Lab Super Collider, 6.95%,
                              12/1/12                         177,312
                                                         ------------
                                                         $  1,047,985
                                                         ------------
                              GENERAL OBLIGATIONS - 17.2%
Aaa       AAA       $ 1,000   Bastrop, Texas,
                              Independent School
                              District U.T.G.O. (PSF),
                              0%, 2/15/13                $    396,310
Aaa       NR            500   Crandall, Texas,
                              Independent School
                              District U.T.G.O. (PSF),
                              6.00%, 2/15/24                  516,365
Aaa       AAA         1,000   Cypress-Fairbanks, Texas,
                              Independent School
                              District U.T.G.O. (PSF),
                              5.25%, 2/15/19                  975,200
Aaa       AAA           550   Grand Prairie, Texas,
                              Independent School
                              District U.T.G.O. (PSF),
                              0%, 2/15/12                     230,148
NR        NR            500   Leander, Texas L.T.G.O
                              6.75%, 8/15/16                  519,890
Aaa       AAA         1,000   Round Rock, Texas
                              Independent School
                              District U.T.G.O. (PSF),
                              5.50%, 8/1/15                 1,009,550
Aa        AA            690   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.70%, 12/1/24 (1)              716,468
Aa        AA            390   Texas Veterans' Housing
                              Assistance U.T.G.O. (AMT),
                              6.80%, 12/1/23                  407,265
                                                         ------------
                                                         $  4,771,196
                                                         ------------
                              HEALTH CARE - 2.0%
NR        NR        $   500   Bell County, Texas HFC
                              Elder Care Facilities,
                              9.00%, 11/1/24             $    542,670
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              HOSPITALS - 13.6%
NR        BBB       $   500   Denison, Texas, Texoma
                              Medical Center, 7.10%,
                              8/15/24                    $    524,155
A         A-            100   Ector County, Texas,
                              Hospital District, 7.30%,
                              4/15/12                         108,396
A         A-            100   Harris County, Texas,
                              Hospital District, 7.125%,
                              6/1/15                          108,422
A         A-          1,100   Harris County, Texas,
                              Hospital District,
                              Memorial Hospital System,
                              6.625%, 6/1/24                1,163,492
NR        BBB           600   Lufkin Texas, Memorial
                              Health Systems of East
                              Texas, 6.875%, 2/15/26          593,592
Aa        AA            250   McAllen Health Facilities,
                              Texas, Sisters of Mercy,
                              5.00%, 6/1/15                   232,965
A         NR          1,000   Tarrant County, Texas,
                              Methodist Health System,
                              6.00%, 9/1/24                 1,020,340
                                                         ------------
                                                         $  3,751,362
                                                         ------------
                              HOUSING - 2.8%
NR        A         $   750   Travis County, Texas, HFC
                              Multifamily Travis Station
                              Apartments, 6.75%, 4/1/19  $    788,738
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION CONTROL REVENUE -
                              8.1%
Baa1      BBB       $   450   Gulf Coast, Texas, Waste
                              Disposal Authority,
                              Champion International
                              (AMT), 7.25%, 4/1/17       $    484,799
A2        A+          1,000   Port Corpus Christi,
                              Texas, Hoechst Celanese
                              Corporation, 6.875%,
                              4/1/17                        1,085,750
Baa3      BB+           250   Puerto Rico Port
                              Authority, American Air
                              Lines, 6.30%, 6/1/23            255,985
Baa2      BBB           400   West Side Calhoun County
                              Navigation District,
                              Texas, Union Carbide
                              (AMT), 6.40%, 5/1/23            407,200
                                                         ------------
                                                         $  2,233,734
                                                         ------------
                              INSURED EDUCATION - 0.4%
Aaa       AAA       $   100   Southwest, Texas, Southern
                              Methodist University
                              (FGIC), 6.375%, 10/1/13    $    108,423
                                                         ------------
                              INSURED ELECTRIC UTILITIES - 15.5%
Aaa       AAA       $ 1,000   Austin, Texas, Utility
                              System (FGIC), 6.25%,
                              5/15/16                    $  1,070,350

                                    -------
                     TEXAS MUNICIPALS PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED ELECTRIC UTILITIES -
                              (CONTINUED)
Aaa       AAA         1,050   Corpus Christi, Texas,
                              Utility System (MBIA),
                              5.20%, 7/15/13                1,039,280
Aaa       AAA           500   Lower Colorado River
                              Authority Junior Lien,
                              Texas, (FGIC), 0%, 1/1/12       214,240
Aaa       AAA           605   Montgomery County, Texas,
                              MUD #47 Water & Sewer
                              (AMBAC), 6.125%, 10/1/20        635,752
Aaa       AAA           100   Sabine River Authority,
                              Texas, Utilities Electric
                              Company (FGIC), 6.55%,
                              10/1/22                         108,043
Aaa       AAA         1,395   Texas Municipal Power
                              Agency (MBIA), 0%, 9/1/13       542,278
Aaa       AAA         1,000   Texas Municipal Power
                              Agency (MBIA), 0%, 9/1/17       306,980
Aaa       AAA           250   Brazos River Authority,
                              Texas, Huston Light &
                              Power (FGIC), 7.20%,
                              12/1/18                         275,890
Aaa       AAA            75   Brazos River Authority,
                              Texas, Huston Light &
                              Power (FGIC), 6.70%,
                              3/1/17                           83,048
                                                         ------------
                                                         $  4,275,861
                                                         ------------
                              INSURED GENERAL OBLIGATIONS - 4.8%
Aaa       AAA       $   100   Brownsville, Texas,
                              Navigation District
                              (MBIA), 6.25%,
                              3/1/14                     $    108,065
Aaa       AAA           500   Ector County, Texas
                              (AMBAC), 4.25%, 2/15/10         455,430
Aaa       AAA           250   Port Arthur, Texas (MBIA),
                              5.50%, 2/15/14                  252,472
Aaa       AAA           500   Puerto Rico Public
                              Buildings Authority,
                              Government Facilities
                              (AMBAC), 5.50%, 7/1/21          504,185
                                                         ------------
                                                         $  1,320,152
                                                         ------------
                              INSURED HOSPITALS - 10.3%
Aaa       AAA       $   250   Coastal Bend, Texas, HFC
                              Incarnate Word Health
                              Services (AMBAC), 6.30%,
                              1/1/17                     $    265,000
Aaa       AAA           500   Harris County, Texas, HFC
                              Hermann Hospital (MBIA),
                              6.375%, 10/1/24, (2)            533,955
Aaa       AAA         1,000   Tarrant County, Texas, HFC
                              Harris Methodist (AMBAC),
                              5.125%, 9/1/12                  977,580
Aaa       AAA         1,000   Tyler County, Texas, HFC
                              Mother Frances Hospital
                              (FGIC), 6.50%, 7/1/22         1,073,050
                                                         ------------
                                                         $  2,849,585
                                                         ------------
                              INSURED LEASE / CERTIFICATES OF
                              PARTICIPATION - 1.8%
Aaa       AAA       $   500   East Texas Jails, Angelina
                              County Project (MBIA),
                              5.25%, 5/1/14              $    493,030
                                                         ------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
----------------------------------------------------------------
                              INSURED TRANSPORTATION - 8.2%
Aaa       AAA       $   500   Dallas-Fort Worth
                              International Airport,
                              Texas (MBIA), 6.00%,
                              11/1/12                    $    528,475
Aaa       AAA         1,750   Harris County, Texas, Toll
                              Road Subordinate Lien
                              (FGIC), 5.375%, 8/15/20       1,732,308
                                                         ------------
                                                         $  2,260,783
                                                         ------------
                              LEASE / CERTIFICATES OF
                              PARTICIPATION - 0.9%
NR        BBB-      $   250   Rio Grande, Texas,
                              Independent School
                              District Lease, 6.75%,
                              7/15/10                    $    249,528
                                                         ------------
                              MISCELLANEOUS - 0.3%
NR        NR        $   250   Retama Development, Texas,
                              Retama Racetrack, 8.75%,
                              12/15/18                   $     87,500
                                                         ------------
                              TRANSPORTATION - 5.0%
Baa2      BB+       $   505   Alliance Airport
                              Authority, American
                              Airlines, 7.50%, 12/1/29   $    543,622
Ba1       BB            300   Dallas-Fort Worth Texas
                              Airport, Delta Airlines
                              (AMT), 7.125%, 11/1/26          315,684
Baa2      BB+           225   Dallas-Fort Worth Texas
                              Airport, American Airlines
                              (AMT), 7.50%, 11/1/25           242,789
NR        BBB           255   Guam Airport Authority
                              (AMT), 6.70%, 10/1/23           262,823
Aa        AA             25   Harris County, Texas, Toll
                              Road, Subordinate Lien,
                              6.75%, 8/1/14                    27,535
                                                         ------------
                                                         $  1,392,453
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS (IDENTIFIED
                              COST, $25,889,003)         $ 27,650,871
                                                         ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 1996, 41.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.8% to 16.6% of total investments.
                       See notes to financial statements

                                    -------
                             Municipals Portfolios
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                            ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                          ------------    -----------    ------------    ------------
ASSETS:
  Investments --
     Identified cost                                      $131,097,970    $44,485,539    $190,611,515    $177,452,450
     Unrealized appreciation                                11,071,057      3,663,230      8,620,661       13,600,334
                                                          ------------    -----------    ------------    ------------
       Total investments, at value (Note 1A)              $142,169,027    $48,148,769    $199,232,176    $191,052,784
  Cash                                                         266,116      1,151,814        212,390          466,127
  Receivable for daily variation margin on open
     financial futures contracts (Note 1E)                     --                 187        --               --
  Receivable for investments sold                            2,526,830        743,298      1,469,160        1,356,926
  Interest receivable                                        1,388,883        563,026      2,443,198        2,888,007
  Deferred organization expenses (Note 1D)                       3,573          1,153          5,501            5,244
                                                          ------------    -----------    ------------    ------------
          Total assets                                    $146,354,429    $50,608,247    $203,362,425    $195,769,088
                                                          ------------    -----------    ------------    ------------
LIABILITIES:
  Payable for investments purchased                       $  1,779,497    $ 1,186,832    $ 1,906,920     $  1,861,851
  Payable for when issued securities (Note 1F)                 --           1,001,708        --             1,435,436
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                               --             --              13,500          --
  Payable to affiliate --
     Trustees' fees                                                672            128            876              876
  Accrued expenses                                               5,233          4,247          7,556            5,862
                                                          ------------    -----------    ------------    ------------
          Total liabilities                               $  1,785,402    $ 2,192,915    $ 1,928,852     $  3,304,025
                                                          ------------    -----------    ------------    ------------
Net Assets applicable to investors' interest in
  Portfolio                                               $144,569,027    $48,415,332    $201,433,573    $192,465,063
                                                          ============    ===========    ============    ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                          $133,497,970    $44,751,915    $192,906,345    $178,864,729
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                       11,071,057      3,663,417      8,527,228       13,600,334
                                                          ------------    -----------    ------------    ------------
          Total                                           $144,569,027    $48,415,332    $201,433,573    $192,465,063
                                                          ============    ===========    ============    ============

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                          January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                            MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           -----------    ------------    ------------    -----------
ASSETS:
  Investments --
     Identified cost                                       $74,342,228    $381,677,960    $449,367,988    $25,889,003
     Unrealized appreciation                                 6,289,711      30,612,939     34,078,418       1,761,868
                                                           -----------    ------------    ------------    -----------
       Total investments, at value (Note 1A)               $80,631,939    $412,290,899    $483,446,406    $27,650,871
  Cash                                                         457,740       1,829,108      7,471,474         883,093
  Receivable for daily variation margin on open
     financial futures contracts (Note 1E)                         318         --             --              --
  Receivable for investments sold                              984,806       3,717,284         30,000         --
  Interest receivable                                        1,066,296       5,272,325      6,525,251         458,919
  Deferred organization expenses (Note 1D)                       1,836           9,020         10,898           1,111
                                                           -----------    ------------    ------------    -----------
          Total assets                                     $83,142,935    $423,118,636    $497,484,029    $28,993,994
                                                           -----------    ------------    ------------    -----------
LIABILITIES:
  Payable for investments purchased                        $   983,241    $  8,708,966    $ 4,905,639     $   956,538
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                               --              --             --                2,000
  Payable to affiliate --
     Trustees' fees                                                519           1,488          1,488             128
  Accrued expenses                                               4,779          13,914          3,607           1,632
                                                           -----------    ------------    ------------    -----------
          Total liabilities                                $   988,539    $  8,724,368    $ 4,910,734     $   960,298
                                                           -----------    ------------    ------------    -----------
Net Assets applicable to investors' interest in
  Portfolio                                                $82,154,396    $414,394,268    $492,573,295    $28,033,696
                                                           ===========    ============    ============    ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                           $75,864,369    $383,781,329    $458,494,877    $26,278,428
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                        6,290,027      30,612,939     34,078,418       1,755,268
                                                           -----------    ------------    ------------    -----------
          Total                                            $82,154,396    $414,394,268    $492,573,295    $28,033,696
                                                           ===========    ============    ============    ===========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                 Six Months Ended January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                              ARIZONA       COLORADO     CONNECTICUT     MICHIGAN
                                                             PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                            -----------    ----------    -----------    -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                           $ 4,329,290    $1,431,313    $ 5,910,733    $ 5,748,886
                                                            -----------    ----------    -----------    -----------
  Expenses --
     Investment adviser fee (Note 2)                        $   298,571    $   65,521    $   427,474    $   411,573
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)                 3,927           555          5,176          5,205
     Custodian fees (Note 2)                                     43,445        16,022         51,966         32,626
     Legal and accounting services                               25,671        23,062         30,242         33,071
     Amortization of organization expenses (Note 1D)                903           311          1,322          1,257
     Miscellaneous                                               16,765         6,522         14,534         27,294
                                                            -----------    ----------    -----------    -----------
       Total expenses                                       $   389,282    $  111,993    $   530,714    $   511,026
                                                            -----------    ----------    -----------    -----------
  Deduct --
     Preliminary reduction of investment adviser fee (Note
       2)                                                   $   --         $    7,886    $   --         $   --
     Reduction of custodian fee (Note 2)                         10,717         7,544         15,526        --
                                                            -----------    ----------    -----------    -----------
       Total                                                $    10,717    $   15,430    $    15,526    $   --
                                                            -----------    ----------    -----------    -----------
          Net expenses                                      $   378,565    $   96,563    $   515,188    $   511,026
                                                            -----------    ----------    -----------    -----------
            Net investment income                           $ 3,950,725    $1,334,750    $ 5,395,545    $ 5,237,860
                                                            -----------    ----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) --
     Investment transactions (identified cost basis)        $   732,439    $  189,675    $   496,039    $ 2,007,915
     Financial futures contracts                               (178,231)     (101,890)      (851,688)      (235,929)
                                                            -----------    ----------    -----------    -----------
          Net realized gain (loss) on investments           $   554,208    $   87,785    $  (355,649)   $ 1,771,986
                                                            -----------    ----------    -----------    -----------
  Change in unrealized appreciation (depreciation) --
     Investments                                            $ 7,242,435    $2,503,804    $10,174,997    $ 9,140,119
     Financial futures contracts                                (48,427)      (29,791)      (204,892)      (135,699)
                                                            -----------    ----------    -----------    -----------
          Net unrealized appreciation of investments        $ 7,194,008    $2,474,013    $ 9,970,105    $ 9,004,420
                                                            -----------    ----------    -----------    -----------
            Net realized and unrealized gain on
               investments                                  $ 7,748,216    $2,561,798    $ 9,614,456    $10,776,406
                                                            -----------    ----------    -----------    -----------
               Net increase in net assets from operations   $11,698,941    $3,896,548    $15,010,001    $16,014,266
                                                            ===========    ==========    ===========    ===========

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                 Six Months Ended January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                            MINNESOTA     NEW JERSEY     PENNSYLVANIA      TEXAS
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                            ----------    -----------    ------------    ----------
INVESTMENT INCOME (NOTE 1B):
  Interest income                                           $2,561,226    $12,989,241    $15,739,768     $  842,231
                                                            ----------    -----------    -----------     ----------
  Expenses --
     Investment adviser fee (Note 2)                        $  153,853    $  957,368     $ 1,168,263     $   29,100
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)                2,932         9,183           9,388            800
     Custodian fees (Note 2)                                    24,023        91,853         102,662          9,826
     Legal and accounting services                              20,771        38,571          40,671         18,871
     Amortization of organization expenses (Note 1D)               672         2,250           2,660            304
     Miscellaneous                                              13,567        27,309          18,833          7,019
                                                            -----------   -----------    -----------     ----------
       Total expenses                                       $  215,818    $1,126,534     $ 1,342,477     $   65,920
                                                            ----------    -----------    -----------     ----------
  Deduct --
     Preliminary reduction of investment adviser fee (Note
       2)                                                   $   --        $   --         $   --          $   14,459
     Reduction of custodian fee (Note 2)                         4,507        53,489         102,662          9,555
                                                            -----------   -----------    -----------     ----------
       Total                                                $    4,507    $   53,489     $   102,662     $   24,014
                                                            -----------    -----------    -----------     ----------
          Net expenses                                      $  211,311    $1,073,045     $ 1,239,815     $   41,906
                                                            -----------    -----------    -----------     ----------
            Net investment income                           $2,349,915    $11,916,196    $14,499,953     $  800,325
                                                            -----------    -----------    -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) --
     Investment transactions (identified cost basis)        $  609,784    $1,942,528     $ 2,172,378     $  140,381
     Financial futures contracts                              (214,250 )    (788,971 )           612        (27,835)
                                                            -----------   -----------    -----------     ----------
          Net realized gain on investments                  $  395,534    $1,153,557     $ 2,172,990     $  112,546
                                                            -----------   -----------    -----------     ----------
  Change in unrealized appreciation (depreciation) --
     Investments                                            $3,719,646    $16,970,282    $20,097,215     $1,340,370
     Financial futures contracts                               (14,180 )      (45,304 )       --            (40,373)
                                                            ----------    -----------    -----------     ----------
          Net unrealized appreciation of investments        $3,705,466    $16,924,978    $20,097,215     $1,299,997
                                                            ----------    -----------    -----------     ----------
            Net realized and unrealized gain on
               investments                                  $4,101,000    $18,078,535    $22,270,205     $1,412,543
                                                            ----------    -----------    -----------     ----------
               Net increase in net assets from operations   $6,450,915    $29,994,731    $36,770,158     $2,212,868
                                                            ==========    ===========    ===========     ==========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                 Six Months Ended January 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                           ARIZONA        COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         ------------    -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  3,950,725    $ 1,334,750    $  5,395,545    $  5,237,860
     Net realized gain (loss) on investment transactions      554,208         87,785        (355,649)      1,771,986
     Change in unrealized appreciation of investments       7,194,008      2,474,013       9,970,105       9,004,420
                                                         ------------    -----------    ------------    ------------
       Net increase in net assets from operations        $ 11,698,941    $ 3,896,548    $ 15,010,001    $ 16,014,266
                                                         ------------    -----------    ------------    ------------
  Capital transactions --
     Contributions                                       $  5,189,026    $ 3,116,343    $  7,108,028    $  4,650,492
     Withdrawals                                          (16,839,955)    (4,674,725)    (15,960,245)    (19,462,676)
                                                         ------------    -----------    ------------    ------------
       Decrease in net assets resulting from capital
          transactions                                   $(11,650,929)    (1,558,382)   $ (8,852,217)   $(14,812,184)
                                                         ------------    -----------    ------------    ------------
          Total increase in net assets                   $     48,012    $ 2,338,166    $  6,157,784    $  1,202,082
NET ASSETS:
  At beginning of period                                  144,521,015     46,077,166     195,275,789     191,262,981
                                                         ------------    -----------    ------------    ------------
  At end of period                                       $144,569,027    $48,415,332    $201,433,573    $192,465,063
                                                         ==============  ============   ==============  ==============

--------------------------------------------------------------------------------

                                                           MINNESOTA      NEW JERSEY     PENNSYLVANIA       TEXAS
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                          -----------    ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $ 2,349,915    $ 11,916,196    $ 14,499,953    $   800,325
     Net realized gain on investment transactions             395,534       1,153,557       2,172,990        112,546
     Change in unrealized appreciation of investments       3,705,466      16,924,978      20,097,215      1,299,997
                                                          -----------    ------------    ------------    -----------
       Net increase in net assets from operations         $ 6,450,915    $ 29,994,731    $ 36,770,158    $ 2,212,868
                                                          -----------    ------------    ------------    -----------
  Capital transactions --
     Contributions                                        $ 2,525,348    $ 13,522,474    $ 11,313,722    $   417,877
     Withdrawals                                           (9,789,563)    (40,161,359)    (57,760,889)    (2,824,070)
                                                          -----------    ------------    ------------    -----------
       Decrease in net assets resulting from capital
          transactions                                    $(7,264,215)   $(26,638,885)   $(46,447,167)   $(2,406,193)
                                                          -----------    ------------    ------------    -----------
          Total increase (decrease) in net assets         $  (813,300)   $  3,355,846    $ (9,677,009)   $  (193,325)
NET ASSETS:
  At beginning of period                                   82,967,696     411,038,422     502,250,304     28,227,021
                                                          -----------    ------------    ------------    -----------
  At end of period                                        $82,154,396    $414,394,268    $492,573,295    $28,033,696
                                                          ============   ==============  ==============  ============

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                            Year Ended July 31, 1995
--------------------------------------------------------------------------------

                                                           ARIZONA         COLORADO      CONNECTICUT       MICHIGAN
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  8,611,581    $  2,800,174    $ 11,005,611    $ 11,377,793
     Net realized loss on investment transactions          (5,872,496)     (2,521,981)     (5,335,034)     (6,232,336)
     Change in unrealized appreciation of investments       7,857,458       2,823,551       4,533,624       6,947,077
                                                         ------------    ------------    ------------    ------------
       Net increase in net assets from operations        $ 10,596,543    $  3,101,744    $ 10,204,201    $ 12,092,534
                                                         ------------    ------------    ------------    ------------
  Capital transactions --
     Contributions                                       $ 21,272,707    $ 10,355,365    $ 25,911,862    $ 14,779,804
     Withdrawals                                          (41,416,595)    (11,778,902)    (32,878,239)    (39,641,020)
                                                         ------------    ------------    ------------    ------------
       Decrease in net assets resulting from capital
          transactions                                   $(20,143,888)   $ (1,423,537)   $ (6,966,377)   $(24,861,216)
                                                         ------------    ------------    ------------    ------------
          Total increase (decrease) in net assets        $ (9,547,345)   $  1,678,207    $  3,237,824    $(12,768,682)
NET ASSETS:
  At beginning of year                                    154,068,360      44,398,959     192,037,965     204,031,663
                                                         ------------    ------------    ------------    ------------
  At end of year                                         $144,521,015    $ 46,077,166    $195,275,789    $191,262,981
                                                         ==============  =============   ==============  ==============

--------------------------------------------------------------------------------

                                                          MINNESOTA       NEW JERSEY     PENNSYLVANIA        TEXAS
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  4,867,333    $ 24,622,808    $  30,623,550    $ 1,690,403
     Net realized loss on investment transactions          (5,215,244)    (17,774,510)     (20,294,984)    (1,003,751)
     Change in unrealized appreciation of investments       4,768,674      16,631,954       19,002,225      1,220,058
                                                         ------------    ------------    -------------    -----------
       Net increase in net assets from operations        $  4,420,763    $ 23,480,252    $  29,330,791    $ 1,906,710
                                                         ------------    ------------    -------------    -----------
  Capital transactions --
     Contributions                                       $ 11,350,380    $ 43,487,001    $  38,709,755    $ 4,736,724
     Withdrawals                                          (16,808,817)    (79,782,847)    (102,576,381)    (6,005,420)
                                                         ------------    ------------    -------------    -----------
       Decrease in net assets resulting from capital
          transactions                                   $ (5,458,437)   $(36,295,846)   $ (63,866,626)   $(1,268,696)
                                                         ------------    ------------    -------------    -----------
          Total increase (decrease) in net assets        $ (1,037,674)   $(12,815,594)   $ (34,535,835)   $   638,014
NET ASSETS:
  At beginning of year                                     84,005,370     423,854,016      536,786,139     27,589,007
                                                         ------------    ------------    -------------    -----------
  At end of year                                         $ 82,967,696    $411,038,422    $ 502,250,304    $28,227,021
                                                         =============   ==============  ===============  ============

                       See notes to financial statements

                                    -------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                      ARIZONA PORTFOLIO                                     COLORADO PORTFOLIO
                      --------------------------------------------------    ---------------------------------------------------
                         SIX MONTHS                YEAR ENDED                  SIX MONTHS                 YEAR ENDED
                           ENDED         -------------------------------          ENDED         -------------------------------
                      JANUARY 31, 1996   JULY 31,   JULY 31,   SEPT. 30,    JANUARY 31, 1996    JULY 31,   JULY 31,   SEPT. 30,
                        (UNAUDITED)        1995      1994*      1993**         (UNAUDITED)        1995      1994*      1993**
                      ----------------   --------   --------   ---------    -----------------   --------   --------   ---------
RATIOS (AS A
  PERCENTAGE OF
  AVERAGE DAILY
  NET ASSETS)++:
  Net expenses (1)           0.53%+         0.52%      0.46%+     0.42%+           0.44%+         0.25%      0.02%+      0.06%+
  Net investment
    income                   5.43%+         5.81%      5.43%+     5.46%+           5.61%+         6.05%      5.73%+      5.60%+
PORTFOLIO TURNOVER              7%            22%        23%       107%              19%            52%        23%         10%
NET ASSETS, end of
  period (000
  omitted)                $144,569       $144,521   $154,068   $133,539          $48,415        $46,077    $44,399     $24,346

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Expenses (1)                                                                      0.47%+        0.40%      0.35%+      0.35%+
  Net investment income                                                             5.58%+        5.90%      5.40%+      5.31%+

--------------------------------------------------------------------------------

                                     CONNECTICUT PORTFOLIO                                   MICHIGAN PORTFOLIO
                       --------------------------------------------------    --------------------------------------------------
                          SIX MONTHS                YEAR ENDED                  SIX MONTHS                YEAR ENDED
                            ENDED         -------------------------------         ENDED         -------------------------------
                       JANUARY 31, 1996   JULY 31,   JULY 31,   SEPT. 30,    JANUARY 31, 1996   JULY 31,   JULY 31,   SEPT. 30,
                         (UNAUDITED)        1995      1994*      1993**        (UNAUDITED)        1995      1994*      1993**
                       ----------------   --------   --------   ---------    ----------------   --------   --------   ---------
RATIOS (AS A PERCENTAGE
  OF AVERAGE DAILY
  NET ASSETS):
  Net expenses (1)            0.53%+         0.53%      0.47%+     0.46%+           0.53%+         0.48%      0.47%+     0.44%+
  Net investment
    income                    5.39%+         5.77%      5.40%+     5.45%+           5.43%+         5.85%      5.48%+     5.46%+
PORTFOLIO TURNOVER              15%            29%        10%        10%              26%            54%        45%        20%
NET ASSETS, end of
  period (000 omitted)     $201,434       $195,276   $192,038   $159,848         $192,465       $191,263   $204,032   $187,665

  + Annualized.
  * For the ten months ended July 31, 1994.
 ** For the period from the start of business, February 1, 1993, to September
    30, 1993.
(1) The annualized expense ratios for the six months ended January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the three periods ended July 31, 1995 and 1994 and September 30, 1993 have not been adjusted to reflect this change.

                       See notes to financial statements

                                    -------
FINANCIAL STATEMENTS (Continued)

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                      MINNESOTA PORTFOLIO                                   NEW JERSEY PORTFOLIO
                       --------------------------------------------------    --------------------------------------------------
                          SIX MONTHS                YEAR ENDED                  SIX MONTHS                YEAR ENDED
                            ENDED         -------------------------------         ENDED         -------------------------------
                       JANUARY 31, 1996   JULY 31,   JULY 31,   SEPT. 30,    JANUARY 31, 1996   JULY 31,   JULY 31,   SEPT. 30,
                         (UNAUDITED)        1995      1994*      1993**        (UNAUDITED)        1995      1994*      1993**
                       ----------------   --------   --------   ---------    ----------------   --------   --------   ---------
RATIOS (AS A
  PERCENTAGE OF
  AVERAGE DAILY
  NET ASSETS):
  Net expenses (1)            0.51%+        0.47%      0.45%+      0.40%+           0.54%+         0.52%      0.50%+     0.50%+
  Net investment
    income                    5.58%+        5.83%      5.50%+      5.58%+           5.74%+         5.96%      5.62%+     5.67%+
PORTFOLIO TURNOVER              33%           76%        20%         10%              21%            54%        25%        12%
NET ASSETS, end of
  period (000 omitted)     $ 82,154       $82,968    $84,005     $67,019         $414,394       $411,038   $423,854   $393,677

--------------------------------------------------------------------------------

                                     PENNSYLVANIA PORTFOLIO                                   TEXAS PORTFOLIO
                       --------------------------------------------------    --------------------------------------------------
                          SIX MONTHS                YEAR ENDED                  SIX MONTHS                YEAR ENDED
                            ENDED         -------------------------------         ENDED         -------------------------------
                       JANUARY 31, 1996   JULY 31,   JULY 31,   SEPT. 30,    JANUARY 31, 1996   JULY 31,   JULY 31,   SEPT. 30,
                         (UNAUDITED)        1995      1994*      1993**        (UNAUDITED)        1995      1994*      1993**
                       ----------------   --------   --------   ---------    ----------------   --------   --------   ---------
RATIOS (AS A
  PERCENTAGE OF
  AVERAGE DAILY
  NET ASSETS)++:
  Net expenses (1)            0.54%+         0.49%      0.48%+     0.50%+           0.36%+        0.08%      0.00%+      0.03%+
  Net investment
    income                    5.82%+         6.02%      5.66%+     5.71%+           5.63%+        6.20%      5.69%+      5.82%+
PORTFOLIO TURNOVER              15%            44%        21%        17%              13%           49%        27%          8%
NET ASSETS, end of
  period (000 omitted)     $492,573       $502,250   $536,786   $497,001         $ 28,034       $28,227    $27,589     $16,029


++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Expenses (1)                                                                      0.47%+        0.35%      0.37%+      0.42%+
  Net investment income                                                             0.52%+        5.93%      5.32%+      5.43%+

   + Annualized.
   * For the ten months ended July 31, 1994.
  ** For the period from the start of business, February 1, 1993, to September
     30, 1993.
 (1) The annualized expense ratios for the six months ended January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the three periods ended July 31, 1995 and 1994 and September 30, 1993 have not been adjusted to reflect this change.

                       See notes to financial statements

                                    -------

                         Notes to Financial Statements
                                  (Unaudited)

--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio), Pennsylvania Municipals Portfolio (Pennsylvania Portfolio) and Texas Municipals Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios are ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

G. OTHER -- Investment transactions are accounted for on a trade date basis.

H. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to January 31, 1996 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.
The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

For the six months ended January 31, 1996, each Portfolio paid advisory fees as follows:

                      AMOUNT           EFFECTIVE RATE*
                    ----------         ----------------
Arizona             $  298,571               0.41%
Colorado                65,521               0.28%
Connecticut            427,474               0.43%
Michigan               411,573               0.43%
Minnesota              153,853               0.39%
New Jersey             957,368               0.46%
Pennsylvania         1,168,263               0.47%
Texas                   29,100               0.20%

* Advisory fees paid as a percentage of average daily net assets (annualized).

To enhance the net income of the Colorado Portfolio and the Texas Portfolio, BMR made a preliminary reduction in its fee in the amount of $7,886 and $14,459, respectively. Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

Investors Bank & Trust Company (IBT), serves as custodian of the Portfolios. Prior to November 10, 1995, IBT was an affiliate of EVM and BMR. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custody fees are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended January 31, 1996, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended January 31, 1996, were as follows:

               ARIZONA PORTFOLIO         COLORADO PORTFOLIO        CONNECTICUT PORTFOLIO        MICHIGAN PORTFOLIO
              -------------------       --------------------       ----------------------       ------------------
Purchases         $ 9,425,943               $  9,027,980                $ 29,516,260               $ 49,103,849
Sales              19,400,775                  9,073,787                  32,117,333                 55,895,435

              MINNESOTA PORTFOLIO       NEW JERSEY PORTFOLIO       PENNSYLVANIA PORTFOLIO        TEXAS PORTFOLIO
              -------------------       --------------------       ----------------------       ------------------
Purchases         $27,318,336               $ 84,966,403                $ 72,937,855               $  3,454,546
Sales              32,514,971                 96,415,333                 103,247,490                  4,514,789

                                    -------

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at January 31, 1996, as computed on a federal income tax basis, were as follows:

                                                       ARIZONA          COLORADO       CONNECTICUT        MICHIGAN
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
Aggregate Cost                                       $131,097,970     $ 44,485,539     $190,611,515     $177,452,450
                                                     ------------     ------------     ------------     ------------
Gross unrealized appreciation                        $ 11,266,775     $  3,678,667     $  8,948,596     $ 13,871,894
Gross unrealized depreciation                             195,718           15,437          687,935          271,560
                                                     ------------     ------------     ------------     ------------
     Net unrealized appreciation                     $ 11,071,057     $  3,663,230     $  8,260,661     $ 13,600,334
                                                     ==============   ==============   ===============  ==============

                                                      MINNESOTA        NEW JERSEY      PENNSYLVANIA        TEXAS
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     ------------     ------------     ------------     ------------
Aggregate Cost                                       $ 74,342,228     $381,677,960     $449,367,988     $ 25,889,003
                                                     ------------     ------------     ------------     ------------
Gross unrealized appreciation                        $  6,289,711     $ 30,730,423     $ 34,849,073     $  1,918,342
Gross unrealized depreciation                                  --          117,484          770,655          156,474
                                                     ------------     ------------     ------------     ------------
     Net unrealized appreciation                     $  6,289,711     $ 30,612,939     $ 34,078,418     $  1,761,868
                                                     ==============   ==============   ===============  ==============

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the period.

                                    -------
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 1996 is as follows:

                      FUTURES
                     CONTRACTS                                                             NET UNREALIZED
  PORTFOLIO       EXPIRATION DATE              CONTRACTS              POSITION       APPRECIATION (DEPRECIATION)
--------------    ----------------       ----------------------       --------       ---------------------------
Colorado             3/96                10 U.S. Treasury Bonds        Short                  $     187
Connecticut          3/96                54 U.S. Treasury Bonds        Short                    (93,433)
Minnesota            3/96                17 U.S. Treasury Bonds        Short                        317
Texas                3/96                 8 U.S. Treasury Bonds        Short                     (6,600)

At January 31, 1996, the Colorado, Connecticut, Minnesota, and Texas Portfolios had sufficient cash and/or securities to cover margin requirements on open financial futures contracts. The Arizona, Michigan, New Jersey and Pennsylvania Portfolios had no obligations outstanding under these financial instruments at January 31, 1996.

                                    -------

Investment Management
--------------------------------------------------------------------------------

FUNDS            OFFICERS                      INDEPENDENT TRUSTEES

                 THOMAS J. FETTER              DONALD R. DWIGHT
                 President                     President, Dwight Partners, Inc.
                                               Chairman, Newspaper of New
                 JAMES B. HAWKES               England, Inc.
                 Vice President, Trustee
                                               SAMUEL L. HAYES, III
                 ROBERT B. MACINTOSH           Jacob H. Schiff Professor of
                 Vice President                Investment Banking, Harvard
                                               University Graduate School
                 JAMES L. O'CONNOR             of Business Administration
                 Treasurer
                                               NORTON H. REAMER
                 THOMAS OTIS                   President and Director,
                 Secretary                     United Asset Management
                                               Corporation

                                               JOHN L. THORNDIKE
                                               Director, Fiduciary Company
                                               Incorporated

                                               JACK L. TREYNOR
                                               Investment Adviser and Consultant

--------------------------------------------------------------------------------

PORTFOLIOS       OFFICERS                      TIMOTHY T. BROWSE
                                               Vice President and Portfolio
                 THOMAS J. FETTER              Manager of Michigan and
                 President                     Pennsylvania Municipals
                                               Portfolios
                 JAMES B. HAWKES
                 Vice President, Trustee       JAMES L. O'CONNOR
                                               Treasurer
                 ROBERT B. MACINTOSH
                 Vice President of Arizona,    THOMAS OTIS
                 Colorado, Connecticut,        Secretary
                 Michigan, Minnesota,
                 New Jersey, Pennsylvania      INDEPENDENT TRUSTEES
                 and Texas Municipals
                 Portfolios; Portfolio         DONALD R. DWIGHT
                 Manager of New Jersey         President, Dwight Partners, Inc.
                 Municipals Portfolios         Chairman, Newspaper of New
                                               England, Inc.
                 CYNTHIA J. CLEMSON
                 Vice President and            SAMUEL L. HAYES, III
                 Portfolio Manager of          Jacob H. Schiff Professor of
                 Arizona Municipals            Investment Banking, Harvard
                 Portfolios                    University Graduate School
                                               of Business Administration
                 DAVID C. REILLY
                 Vice President and            NORTON H. REAMER
                 Portfolio Manager of          President and Director,
                 Colorado and Minnesota        United Asset Management
                 Municipals Portfolio          Corporation

                 NICOLE ANDERES                JOHN L. THORNDIKE
                 Vice President and            Director, Fiduciary Company
                 Portfolio Manager of          Incorporated
                 Connecticut and Texas
                 Municipals Portfolio          JACK L. TREYNOR
                                               Investment Adviser and Consultant

                                    -------

--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

                          ------------------------------------------------------

                                                This report must be preceded or
                                                   accompanied by a current
                                                prospectus which contains more
                                                  complete information on the
                                               Funds, including its distribution
                                               plan, sales charges and expenses.
                                                  Please read the prospectus
                                                carefully before you invest or
                                                          send money.

                                                          EATON VANCE
                                                       MUNICIPALS TRUST
                                                       24 FEDERAL STREET
                                                       BOSTON, MA 02110